UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7720
                                                     ---------------------

                 Nuveen California Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: August 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                        LOGO: NUVEEN INVESTMENTS
Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
August 31, 2009

-------------------------   -------------------------  -------------------------
NUVEEN INSURED CALIFORNIA   NUVEEN INSURED CALIFORNIA  NUVEEN CALIFORNIA
PREMIUM INCOME MUNICIPAL    PREMIUM INCOME MUNICIPAL   PREMIUM INCOME
FUND, INC.                  FUND 2, INC.               MUNICIPAL FUND
NPC                         NCL                        NCU

-------------------------   -------------------------  -------------------------
NUVEEN CALIFORNIA           NUVEEN CALIFORNIA          NUVEEN CALIFORNIA
DIVIDEND ADVANTAGE          DIVIDEND ADVANTAGE         DIVIDEND ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND 2           MUNICIPAL FUND 3
NAC                         NVX                        NZH

-------------------------   -------------------------
NUVEEN INSURED CALIFORNIA   NUVEEN INSURED CALIFORNIA
DIVIDEND ADVANTAGE          TAX-FREE ADVANTAGE
MUNICIPAL FUND              MUNICIPAL FUND
NKL                         NKX








                                                                       August 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to be better positioned to benefit from any recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing at par of all the outstanding auction rate preferred shares issued by its taxable closed-end funds. For a variety of reasons, refinancing the remaining outstanding preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of municipal auction rate preferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead. Sincerely,

/s/ Robert P. Bremner
-----------------------------------

Robert P. Bremner
Chairman of the Board
October 20,2009

                                                            Nuveen Investments 1

Portfolio Manager's Comments

Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC) Nuveen Insured California Premium Income Municipal Fund 2, Inc. (NCL) Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)
Nuveen Insured California Dividend Advantage Municipal Fund (NKL) Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX)

Portfolio manager Scott Romans examines key investment strategies and the six-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED AUGUST 31, 2009?

During this reporting period, municipal bond prices generally rose, as strong cash flows into municipal bond funds combined with tighter new issue supply to provide favorable supply and demand conditions.

Given the restricted supply during the period, investment activity in the California Funds was more limited than usual. One reason for the supply reduction was the introduction of the Build America Bonds program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. They provide municipal issuers with a federal subsidy equal to 35% of the security's interest payments, and therefore offer issuers an attractive alternative to traditional tax-exempt debt. As of August 31, 2009, approximately 20% of new bonds issued in the municipal market have been issued as taxable Build America Bonds, which has reduced the supply of traditional tax-exempt municipal bond issuance. For the insured Funds, this situation was compounded by the severe decline in the issuance of AAA-rated insured bonds. During the first eight months of 2009, new insured bonds accounted for only 10.8% of national issuance, compared with 20.7% during the first eight months of 2008 and historical levels of approximately 50%. While we did see some new insured issuance during this period, none of it offered enough compelling opportunities to warrant significant turnover and its potential impact on earnings.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

When purchase opportunities did arise, we continued to focus on relative value, as we took a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In some cases, we were able to add lower-rated and non-rated credits that we believed offered value at historically very attractive prices.

Cash for new purchases during this period was generated largely by bond calls. During the spring of 2009, some of the Funds also sold positions in California general obligation (GO) bonds prior to the credit problems experienced by the state during the summer.

We continued to use inverse floating rate securities(1) in all of these Funds. We employ inverse floaters for a variety of reasons, including duration(2) management, income enhancement and as a form of financial leverage. As of August 31, 2009, the inverse floaters remained in place in all of these Funds.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen California Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*

FOR PERIODS ENDED 8/31/09

                                                          SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------------------------
UNINSURED FUNDS
NCU                                                            9.26%    1.69%    3.31%     5.74%
NAC                                                           12.62%   -0.27%    3.10%     6.34%
NVX                                                           10.40%    2.23%    3.96%       N/A
NZH                                                           11.40%   -2.57%    2.34%       N/A

Standard & Poor's (S&P) CA Municipal Bond Index(3)             5.77%    3.47%    3.84%     5.19%
Lipper CA Municipal Debt Funds Average(4)                     11.10%   -2.15%    2.58%     5.14%
Standard & Poor's (S&P) National Municipal Bond Index(5)       6.49%    4.68%    4.00%     5.30%
Barclays Capital Municipal Bond Index(6)                       5.61%    5.67%    4.16%     5.40%

INSURED FUNDS
NPC                                                            5.70%    3.13%    3.59%     5.82%
NCL                                                            9.15%    3.26%    3.31%     5.67%
NKL                                                            8.46%    3.58%    4.12%       N/A
NKX                                                            9.10%    2.09%    3.96%       N/A

Standard & Poor's (S&P) CA Municipal Bond Index(3)             5.77%    3.47%    3.84%     5.19%
Standard & Poor's (S&P) Insured National Municipal Bond        5.99%    4.97%    3.89%     5.53%
Index(5)
Barclays Capital Insured Municipal Bond Index(6)               5.01%    5.94%    4.12%     5.58%
Lipper Single-State Insured Municipal Debt Funds Average(7)    9.86%    2.91%    3.40%     5.76%
------------------------------------------------------------------------------------------------

For the six months ended August 31, 2009, the cumulative returns on common share net asset value (NAV) for NCU, NAC, NVX and NZH exceeded the returns on the Standard & Poor's (S&P) California Municipal Bond Index. NAC and NZH outperformed the average return for the Lipper California Municipal Debt Funds Average while NCU and NVX underperformed the Lipper average return. All of these Funds outperformed the Standard & Poor's (S&P) National Municipal Bond Index for the period.

*Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) The Standard & Poor's (S&P) California Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade California municipal bond market. This index does not reflect any initial or on going expenses and is not available for direct investment.

(4) The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-months, 24 funds; 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market, while the Standard & Poor's (S&P) Insured National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the insured segment of the U.S. municipal bond market. The indexes do not reflect any initial or on going expenses and are not available for direct investment.

(6) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses and are not available for direct investment.

(7) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-months, 44 funds; 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds. Fund and Lipper returns assume reinvestment of dividends.

                                                            Nuveen Investments 3

For the insured Funds during the same period, the cumulative returns on common share NAV for NCL, NKL and NKX exceeded the returns on the Standard & Poor's (S&P) California Municipal Bond Index. NPC performed in line with the Standard & Poor's (S&P) California Municipal Bond Index. The four insured Funds underperformed the average return on the Lipper Single-State Insured Municipal Debt Funds Average. All of the Funds except NPC outperformed the Standard & Poor's (S&P) Insured National Municipal Bond Index for the period.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations. In addition, leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 5.

As previously noted, municipal bonds generally performed well over this period. Bonds in the Barclays Capital Municipal Bond Index with maturities longer than 15 years, especially those with the longest maturities (22 years or more), benefited the most from this environment. These bonds generally outperformed credits with shorter maturities, with bonds maturing in one to two years posting the weakest returns for the period. Among the uninsured Funds, NAC was the best positioned for this environment in terms of duration and yield curve positioning, while NCU had more exposure to the underper-forming shorter end of the yield curve, which hurt its performance. Similarly, among the insured Funds, NCL was more advantageously positioned, especially relative to NPC, which was negatively impacted by its lower weightings in the longer parts of the curve that performed well.

The increase in demand for municipal bonds, among both institutional and individual investors, especially for lower-rated credits, was driven by a variety of factors. These included concerns about possible tax increases, the need to rebalance portfolio allocations, and a growing appetite to assume additional risk. At the same time, the supply of new municipal paper declined and bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. All of the uninsured Funds were helped by their weightings in the lower-rated credit categories, although the positive contribution from these bonds was smaller in NCU, which had less exposure to these categories. NKL and NKX also benefited from their holdings of uninsured BBB and non-rated bonds. In addition, individual security selection in the high-grade, longer maturity categories boosted the performance of NAC, as its selection of longer AAA, AA, and A rated bonds outperformed similar categories in the other California Funds.

Holdings that generally contributed to the Funds' performances included industrial development revenue (IDR), health care and zero coupon bonds, all of which outperformed the general municipal market during this period. Bonds backed by the 1998 master tobacco settlement agreement also posted strong returns. As of August 31, 2009, holdings of lower-rated tobacco bonds ranged from approximately 3% to 5% of total net assets, providing a meaningful contribution to performance. (NPC and NCL do not hold any uninsured tobacco bonds.)

4 Nuveen Investments

Pre-refunded(8) bonds, which often are backed by U.S. Treasury securities and which, were one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This was due primarily to their shorter effective maturities and higher credit quality. Additional market segments that lagged the overall municipal market included resource recovery, water and sewer and GO credits. Although long-dated California GOs underperformed other bonds with the same effective duration, all of these Funds were significantly underweighted in California GOs relative to the California market in general, which helped their absolute and relative performances. As of August 31, 2009, California GOs were rated Baa1/A/BBB by Moody's, S&P and Fitch, respectively. These credit ratings, which were the lowest of any state, reflected two downgrades by Moody's and three downgrades by Fitch during this six-month period, most recently in July 2009. On the positive side, S&P, which had lowered its rating on California GOs in February 2009, reaffirmed its rating of A in August 2009 and removed the state from its negative credit watch list.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising. During this six-month period, leverage had a positive impact on the total return performance of the Funds that employed this strategy.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, all bond insurers experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, there are no longer any bond insurers rated AAA by more than one of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit outlook/watch developing" "credit outlook/watch negative," "credit watch evolving," "rating withdrawn" or "regulatory supervision" which may presage one or more rating reductions for any insurer in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of these Funds continued to be well diversified and it is important to note that municipal bonds historically have had a very low rate of default.

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 5

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February, 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of August 31, 2009, the amounts of auction rate preferred securities redeemed, at par, by each of the Funds are as shown in the accompanying table.

                                 AUCTION RATE                      % OF ORIGINAL
                             PREFERRED SHARES                       AUCTION RATE
FUND                                 REDEEMED                   PREFERRED SHARES
--------------------------------------------------------------------------------
NPC                                         -                                  -
NCL                               $15,175,000                             15.97%
NCU                               $ 4,125,000                              9.59%
NAC                               $39,475,000                             22.56%
NVX                               $11,725,000                             10.66%
NZH                               $32,925,000                             17.61%
NKL                               $ 9,750,000                              8.26%
NKX                               $45,000,000                            100.00%
--------------------------------------------------------------------------------

6 Nuveen Investments

As noted in past shareholder reports, NKX's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a newly-developed instrument that essentially replaced the auction rate preferred shares used as leverage in NKX, and potentially, could be used to refinance the auction rate preferred shares of other Funds. The holder of VRDP has a right to put the shares to an external liquidity provider, whose fees are paid by the Fund and its common shareholders. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of August 31, 2009, NKX had issued $35.5 million of VRDP.

Subsequent to the end of this reporting period, the following Funds noticed for redemption, at par, additional auction rate preferred securities as shown in the accompanying table.

                                                                    AUCTION RATE
                                                                PREFERRED SHARES
FUND                                                                    REDEEMED
--------------------------------------------------------------------------------
NCU                                                                   $4,500,000
NVX                                                                   $4,500,000
--------------------------------------------------------------------------------

The Funds, their Board of Directors/Trustees and Fund Management continue to work to resolve this situation. Several Funds have attempted to issue VRDP, but it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. The Funds also have tried to develop other forms of preferred stock that have longer terms and do not require a Fund to obtain and pay for the services of an external liquidity provider. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of August 31, 2009, 78 Nuveen closed-end municipal funds have redeemed, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred. aspx.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the six-month reporting period ended August 31, 2009, each of these eight California Funds had one monthly dividend increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2009, all of the Funds in this report had positive UNII balances for tax purposes, based upon our best estimate, and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of August 31, 2009, the following Funds cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds repurchase program, NAC and NKX have not repurchased any of their outstanding common shares.

                                COMMON SHARES                   % OF OUTSTANDING
FUND                              REPURCHASED                      COMMON SHARES
--------------------------------------------------------------------------------
NPC                                    13,300                               0.2%
NCL                                    53,500                               0.4%
NCU                                    37,900                               0.7%
NVX                                    50,700                               0.3%
NZH                                    12,900                               0.1%
NKL                                    32,700                               0.2%
--------------------------------------------------------------------------------
8 Nuveen Investments

During the six-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                         WEIGHTED AVERAGE       WEIGHTED AVERAGE
                        COMMON SHARES     PRICE PER SHARE     DISCOUNT PER SHARE
FUND                      REPURCHASED         REPURCHASED            REPURCHASED
--------------------------------------------------------------------------------
NPC                             7,100              $11.25                 18.75%
NCL                            11,700              $10.43                 18.03%
NCU                            23,200              $ 9.75                 20.39%
NVX                            32,400              $10.28                 19.87%
NKL                            13,700              $11.04                 18.04%
--------------------------------------------------------------------------------

As of August 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                          8/31/09              SIX-MONTH AVERAGE
FUND                                  (-)DISCOUNT                    (-)DISCOUNT
--------------------------------------------------------------------------------
NPC                                        -9.62%                        -13.98%
NCL                                        -7.48%                        -10.86%
NCU                                        -8.27%                        -15.63%
NAC                                        -7.34%                        -11.60%
NVX                                        -7.74%                        -13.01%
NZH                                        -1.77%                         -7.92%
NKL                                        -7.65%                        -12.18%
NKX                                        -6.46%                         -9.27%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NPC Performance OVERVIEW | Nuveen Insured California Premium Income Municipal
                           Fund, Inc. as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.06
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.45
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -9.62%
--------------------------------------------------------------------------------
Market Yield                                                               5.65%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.68%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  93,168
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.65
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.04
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                           11.73%                      5.70%
--------------------------------------------------------------------------------
1-Year                                          1.41%                      3.13%
--------------------------------------------------------------------------------
5-Year                                          2.42%                      3.59%
--------------------------------------------------------------------------------
10-Year                                         4.62%                      5.82%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            30.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     25.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     23.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.0%
--------------------------------------------------------------------------------
Other                                                                       9.7%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
NPFG(5)                                                                    36.1%
--------------------------------------------------------------------------------
AMBAC                                                                      21.6%
--------------------------------------------------------------------------------
FSA                                                                        21.1%
--------------------------------------------------------------------------------
FGIC                                                                       15.6%
--------------------------------------------------------------------------------
AGC                                                                         3.0%
--------------------------------------------------------------------------------
Other                                                                       2.6%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

Insured                                                                      70%
U.S. Guaranteed*                                                             30%

* U.S. Guaranteed includes 10.5% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(4)

                                  [BAR CHART]

Sep                                                                      $0.0605
Oct                                                                       0.0605
Nov                                                                       0.0605
Dec                                                                       0.0605
Jan                                                                       0.0605
Feb                                                                       0.0605
Mar                                                                       0.0605
Apr                                                                       0.0605
May                                                                       0.0615
Jun                                                                       0.0615
Jul                                                                       0.0615
Aug                                                                       0.0615

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                 $  13.91
                                                                           13.89
                                                                           13.64
                                                                           13.16
                                                                           12.02
                                                                           11.83
                                                                             8.3
                                                                           10.46
                                                                           11.14
                                                                           11.57
                                                                            12.1
                                                                         11.3892
                                                                              10
                                                                           10.44
                                                                            9.99
                                                                          8.7332
                                                                           10.04
                                                                           10.47
                                                                           10.84
                                                                           12.45
                                                                           11.69
                                                                          11.924
                                                                           12.37
                                                                         12.6704
                                                                           12.46
                                                                            12.1
                                                                           12.04
                                                                           11.28
                                                                           11.25
                                                                           11.29
                                                                            11.8
                                                                           11.83
                                                                           11.74
                                                                           11.83
                                                                           12.12
                                                                           12.35
                                                                           12.51
                                                                         12.3799
                                                                           12.32
                                                                           12.36
                                                                           12.25
                                                                           11.86
                                                                           12.18
                                                                           11.79
                                                                           11.86
                                                                           12.04
                                                                           12.15
                                                                           12.62
                                                                           12.75
                                                                         12.9417
                                                                           12.88
                                                                           12.96
                                                                           12.98
8/31/09                                                                    13.06

(1) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1447 per share.

(5)   MBIA's public finance subsidiary.

10 Nuveen Investments

NCL Performance OVERVIEW | Nuveen Insured California Premium Income Municipal
                           Fund 2, Inc. as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

Insured                                                                      87%
U.S. Guaranteed*                                                             13%

* U.S. Guaranteed includes 10.7% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(4)

                                  [BAR CHART]

Sep                                                                       $0.056
Oct                                                                        0.056
Nov                                                                        0.056
Dec                                                                        0.056
Jan                                                                        0.056
Feb                                                                        0.056
Mar                                                                        0.058
Apr                                                                        0.058
May                                                                        0.065
Jun                                                                        0.065
Jul                                                                        0.065
Aug                                                                        0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                   $12.63
                                                                           12.87
                                                                            12.7
                                                                           11.74
                                                                           11.06
                                                                            10.8
                                                                            7.77
                                                                            9.52
                                                                           10.68
                                                                            10.3
                                                                         12.3614
                                                                           11.41
                                                                           10.51
                                                                            9.89
                                                                            9.15
                                                                             7.8
                                                                            9.07
                                                                            9.05
                                                                            9.97
                                                                           11.25
                                                                          10.667
                                                                           10.28
                                                                            10.7
                                                                           10.79
                                                                            11.2
                                                                           10.29
                                                                           10.89
                                                                           10.36
                                                                           10.53
                                                                           10.72
                                                                           10.81
                                                                           11.02
                                                                           11.22
                                                                           11.15
                                                                           11.67
                                                                           11.95
                                                                           12.03
                                                                           11.89
                                                                           11.98
                                                                           12.08
                                                                           12.22
                                                                           11.95
                                                                           11.66
                                                                            11.3
                                                                           11.29
                                                                           11.43
                                                                           11.68
                                                                              12
                                                                           12.27
                                                                           12.34
                                                                           12.32
                                                                           12.53
                                                                            12.6
8/31/09                                                                    12.61

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.61
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $    13.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.48%
--------------------------------------------------------------------------------
Market Yield                                                               6.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                9.51%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  172,637
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           17.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 12.71
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                           19.50%                      9.15%
--------------------------------------------------------------------------------
1-Year                                          7.62%                      3.26%
--------------------------------------------------------------------------------
5-Year                                          1.98%                      3.31%
--------------------------------------------------------------------------------
10-Year                                         4.57%                      5.67%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     39.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.0%
--------------------------------------------------------------------------------
Utilities                                                                   5.3%
--------------------------------------------------------------------------------
Other                                                                      10.7%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
FGIC                                                                       28.8%
--------------------------------------------------------------------------------
AMBAC                                                                      27.5%
--------------------------------------------------------------------------------
NPFG(5)                                                                    21.7%
--------------------------------------------------------------------------------
FSA                                                                        19.0%
--------------------------------------------------------------------------------
Other                                                                       3.0%
--------------------------------------------------------------------------------

(1) Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.1431 per share.

(5)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 11

NCU Performance OVERVIEW | Nuveen California Premium Income Municipal Fund as of
                           August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.09
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $    13.18
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.27%
--------------------------------------------------------------------------------
Market Yield                                                               5.66%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.69%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $   75,631
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                           16.97
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 12.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            23.95%                     9.26%
--------------------------------------------------------------------------------
1-Year                                           2.60%                     1.69%
--------------------------------------------------------------------------------
5-Year                                           3.26%                     3.31%
--------------------------------------------------------------------------------
10-Year                                          5.02%                     5.74%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.0%
--------------------------------------------------------------------------------
Health Care                                                                17.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.5%
--------------------------------------------------------------------------------
Utilities                                                                   5.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.6%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          25%
AA                                                                           30%
A                                                                            31%
BBB                                                                          11%
BB or Lower                                                                   2%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                  [BAR CHART]

Sep                                                                      $0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                        0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                  $ 12.58
                                                                           12.76
                                                                           12.44
                                                                           11.72
                                                                           10.76
                                                                           10.55
                                                                            7.69
                                                                           8.859
                                                                           10.25
                                                                            9.95
                                                                           10.62
                                                                            9.84
                                                                            8.58
                                                                            8.85
                                                                            8.34
                                                                            7.76
                                                                            8.55
                                                                             8.6
                                                                            9.22
                                                                           10.51
                                                                           10.06
                                                                              10
                                                                           10.22
                                                                            10.3
                                                                           10.41
                                                                            9.52
                                                                           10.06
                                                                            9.52
                                                                            9.68
                                                                            9.79
                                                                            9.85
                                                                            9.91
                                                                              10
                                                                           10.12
                                                                           10.48
                                                                           10.77
                                                                           10.95
                                                                           10.85
                                                                           10.82
                                                                           10.93
                                                                           10.92
                                                                           10.76
                                                                            10.7
                                                                           10.53
                                                                           10.64
                                                                           10.73
                                                                            10.8
                                                                           11.07
                                                                          11.492
                                                                           11.53
                                                                           11.58
                                                                           11.84
                                                                           12.03
8/31/09                                                                    12.09

(1)   Excluding short-term investments.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0061 per share.

12 Nuveen Investments

NAC Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund
                           as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          33%
AA                                                                           15%
A                                                                            33%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(3)

                                   [BAR CHART]

Sep                                                                      $ 0.063
Oct                                                                        0.063
Nov                                                                        0.063
Dec                                                                        0.063
Jan                                                                        0.063
Feb                                                                        0.063
Mar                                                                        0.063
Apr                                                                        0.063
May                                                                       0.0665
Jun                                                                       0.0665
Jul                                                                       0.0665
Aug                                                                       0.0665

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                  $ 13.31
                                                                           13.46
                                                                           13.63
                                                                           12.79
                                                                           11.98
                                                                            11.1
                                                                            8.15
                                                                             9.6
                                                                            10.9
                                                                           11.01
                                                                           11.21
                                                                           10.25
                                                                            8.76
                                                                            9.73
                                                                             9.1
                                                                            7.57
                                                                            9.27
                                                                               9
                                                                           10.17
                                                                            11.3
                                                                           10.55
                                                                            10.4
                                                                           10.51
                                                                           10.69
                                                                           11.15
                                                                            9.92
                                                                           10.82
                                                                             9.7
                                                                           9.805
                                                                            10.3
                                                                           10.13
                                                                           10.55
                                                                           10.46
                                                                           10.64
                                                                           10.99
                                                                            11.3
                                                                           11.42
                                                                           11.33
                                                                            11.4
                                                                           11.62
                                                                           11.33
                                                                           10.83
                                                                          10.935
                                                                            10.9
                                                                           10.92
                                                                            11.1
                                                                            11.2
                                                                           11.45
                                                                            11.7
                                                                           11.83
                                                                           11.99
                                                                           12.15
                                                                           12.16
8/31/09                                                                    12.24

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.24
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.21
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.34%
--------------------------------------------------------------------------------
Market Yield                                                               6.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.02%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 310,213
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          18.03
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.53
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            17.10%                    12.62%
--------------------------------------------------------------------------------
1-Year                                           0.55%                    -0.27%
--------------------------------------------------------------------------------
5-Year                                           2.71%                     3.10%
--------------------------------------------------------------------------------
10-Year                                          4.59%                     6.34%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.4%
--------------------------------------------------------------------------------
Health Care                                                                17.4%
--------------------------------------------------------------------------------
Transportation                                                             13.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.4%
--------------------------------------------------------------------------------
Other                                                                      11.6%
--------------------------------------------------------------------------------

(1)   Excluding short-term investments.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.2634 per share.

                                                           Nuveen Investments 13

NVX Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund 2
                           as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.75
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.82
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.74%
--------------------------------------------------------------------------------
Market Yield                                                               6.54%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                               10.05%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 203,836
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.20
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.40
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            25.61%                    10.40%
--------------------------------------------------------------------------------
1-Year                                           8.24%                     2.23%
--------------------------------------------------------------------------------
5-Year                                           4.02%                     3.96%
--------------------------------------------------------------------------------
Since Inception                                  4.18%                     5.37%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.2%
--------------------------------------------------------------------------------
Health Care                                                                12.5%
--------------------------------------------------------------------------------
Transportation                                                              7.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.8%
--------------------------------------------------------------------------------
Utilities                                                                   5.4%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          36%
AA                                                                           18%
A                                                                            26%
BBB                                                                          11%
BB or Lower                                                                   2%
N/R                                                                           7%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Sep                                                                      $0.0605
Oct                                                                       0.0605
Nov                                                                       0.0605
Dec                                                                       0.0605
Jan                                                                       0.0605
Feb                                                                       0.0605
Mar                                                                        0.066
Apr                                                                        0.066
May                                                                       0.0695
Jun                                                                       0.0695
Jul                                                                       0.0695
Aug                                                                       0.0695

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                  $ 12.72
                                                                           12.89
                                                                           12.78
                                                                            12.4
                                                                           11.34
                                                                           10.89
                                                                            7.63
                                                                            9.37
                                                                           10.65
                                                                           10.63
                                                                           10.86
                                                                           10.28
                                                                               9
                                                                            9.91
                                                                            8.93
                                                                            8.35
                                                                            9.54
                                                                            9.38
                                                                             9.9
                                                                         11.2301
                                                                           10.45
                                                                            10.5
                                                                           10.91
                                                                            10.8
                                                                           10.99
                                                                            9.96
                                                                           10.51
                                                                            10.2
                                                                           10.37
                                                                           10.55
                                                                           10.72
                                                                              11
                                                                           10.92
                                                                           10.98
                                                                            11.2
                                                                           11.48
                                                                              12
                                                                           11.88
                                                                            11.8
                                                                           12.05
                                                                           11.69
                                                                           11.51
                                                                           11.44
                                                                           11.33
                                                                           11.42
                                                                            11.5
                                                                           11.81
                                                                            11.9
                                                                           12.26
                                                                           12.33
                                                                            12.4
                                                                         12.5863
                                                                           12.65
8/31/09                                                                    12.75

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.035 per share.

14 Nuveen Investments

NZH Performance OVERVIEW | Nuveen California Dividend Advantage Municipal Fund 3
                           as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          31%
AA                                                                           17%
A                                                                            30%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           7%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Sep                                                                      $0.0615
Oct                                                                       0.0615
Nov                                                                       0.0615
Dec                                                                       0.0615
Jan                                                                       0.0615
Feb                                                                       0.0615
Mar                                                                        0.064
Apr                                                                        0.064
May                                                                       0.0675
Jun                                                                       0.0675
Jul                                                                       0.0675
Aug                                                                       0.0675

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                  $ 12.76
                                                                           13.05
                                                                           12.86
                                                                           12.35
                                                                            11.6
                                                                           10.78
                                                                            7.75
                                                                               9
                                                                            10.4
                                                                            10.5
                                                                            10.9
                                                                            9.84
                                                                            8.62
                                                                             9.8
                                                                            8.13
                                                                            7.38
                                                                            8.85
                                                                            8.63
                                                                            9.44
                                                                           10.44
                                                                            9.69
                                                                            9.65
                                                                          10.355
                                                                           10.48
                                                                           10.72
                                                                            9.45
                                                                           10.23
                                                                             9.6
                                                                           10.01
                                                                            9.86
                                                                           10.18
                                                                           10.23
                                                                            10.2
                                                                           10.22
                                                                         10.7099
                                                                           10.89
                                                                           11.38
                                                                           11.12
                                                                           11.34
                                                                           11.37
                                                                           11.27
                                                                           10.72
                                                                           10.77
                                                                          10.461
                                                                           10.53
                                                                           10.65
                                                                           10.95
                                                                           11.09
                                                                           11.35
                                                                           11.45
                                                                           11.75
                                                                           12.14
                                                                           12.13
8/31/09                                                                     12.2

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.20
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.42
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.77%
--------------------------------------------------------------------------------
Market Yield                                                               6.64%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               10.20%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 299,575
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.86
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.54
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            23.62%                    11.40%
--------------------------------------------------------------------------------
1-Year                                           1.88%                    -2.57%
--------------------------------------------------------------------------------
5-Year                                           4.27%                     2.34%
--------------------------------------------------------------------------------
Since Inception                                  3.49%                     3.98%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.0%
--------------------------------------------------------------------------------
Health Care                                                                18.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.9%
--------------------------------------------------------------------------------
Consumer Staples                                                            4.9%
--------------------------------------------------------------------------------
Transportation                                                              4.6%
--------------------------------------------------------------------------------
Other                                                                      12.4%
--------------------------------------------------------------------------------

(1)   Excluding short-term investments.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NKL Performance OVERVIEW | Nuveen Insured California Dividend Advantage
                           Municipal Fund as of August 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.24
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.65%
--------------------------------------------------------------------------------
Market Yield                                                               6.34%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                9.74%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 217,150
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.43
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.00
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            21.74%                     8.46%
--------------------------------------------------------------------------------
1-Year                                           4.43%                     3.58%
--------------------------------------------------------------------------------
5-Year                                           3.74%                     4.12%
--------------------------------------------------------------------------------
Since Inception                                  4.37%                     5.84%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     32.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     18.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.3%
--------------------------------------------------------------------------------
Utilities                                                                   9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.7%
--------------------------------------------------------------------------------
Health Care                                                                 4.3%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      27.4%
--------------------------------------------------------------------------------
FSA                                                                        25.3%
--------------------------------------------------------------------------------
NFPG(5)                                                                    24.0%
--------------------------------------------------------------------------------
FGIC                                                                       15.3%
--------------------------------------------------------------------------------
SYNCORA                                                                     4.8%
--------------------------------------------------------------------------------
Other                                                                       3.2%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2)

                                   [PIE CHART]

Insured                                                                      74%
U.S. Guaranteed*                                                             14%
GNMA/FNMA Guaranteed                                                          1%
A (Uninsured)                                                                 5%
BBB (Uninsured)                                                               6%

* U.S. Guaranteed includes 9.4% (as a % of total investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(4)

                                   [BAR CHART]

Sep                                                                     $  0.062
Oct                                                                        0.062
Nov                                                                        0.062
Dec                                                                        0.062
Jan                                                                        0.062
Feb                                                                        0.062
Mar                                                                       0.0635
Apr                                                                       0.0635
May                                                                       0.0695
Jun                                                                       0.0695
Jul                                                                       0.0695
Aug                                                                       0.0695

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                 $13.5099
                                                                           13.65
                                                                           13.71
                                                                            13.6
                                                                            12.3
                                                                           11.52
                                                                            8.28
                                                                          10.039
                                                                           11.16
                                                                           11.84
                                                                              12
                                                                           11.26
                                                                          9.9999
                                                                           10.16
                                                                             9.9
                                                                            8.65
                                                                            9.66
                                                                           10.25
                                                                           10.91
                                                                            11.8
                                                                           11.35
                                                                           11.35
                                                                         11.5056
                                                                           11.83
                                                                            11.7
                                                                           10.61
                                                                           11.16
                                                                           10.95
                                                                           10.95
                                                                           11.15
                                                                           11.38
                                                                           11.54
                                                                           11.25
                                                                           11.48
                                                                            11.9
                                                                           11.98
                                                                           12.48
                                                                           12.46
                                                                           12.51
                                                                            12.6
                                                                            12.1
                                                                           11.55
                                                                           11.81
                                                                           11.78
                                                                          11.884
                                                                           11.88
                                                                           12.14
                                                                           12.44
                                                                           12.89
                                                                            12.8
                                                                           13.05
                                                                           13.13
                                                                          13.145
8/31/09                                                                    13.15

(1) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(2) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0372 per share.

(5)   MBIA's public finance subsidiary.

16 Nuveen Investments

NKX Performance OVERVIEW | Nuveen Insured California Tax-Free Advantage
                           Municipal Fund as of August 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(1,2,3)

                                   [PIE CHART]

Insured                                                                      72%
U.S. Guaranteed*                                                             14%
AA (Uninsured)                                                                7%
A (Uninsured)                                                                 1%
BBB (Uninsured)                                                               6%

* U.S. Guaranteed includes 10.6% (as a % of long-term investments) of Insured securities.

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(5)

                                   [BAR CHART]

Sep                                                                     $  0.059
Oct                                                                        0.059
Nov                                                                        0.059
Dec                                                                        0.059
Jan                                                                        0.059
Feb                                                                        0.059
Mar                                                                        0.059
Apr                                                                        0.059
May                                                                        0.063
Jun                                                                        0.063
Jul                                                                        0.063
Aug                                                                        0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

9/02/08                                                                 $   13.7
                                                                           13.93
                                                                           13.62
                                                                           13.15
                                                                           11.73
                                                                            11.8
                                                                           8.136
                                                                           9.835
                                                                            10.9
                                                                         11.8511
                                                                            12.3
                                                                            10.6
                                                                            9.83
                                                                           10.32
                                                                             9.3
                                                                             8.6
                                                                            9.47
                                                                           10.35
                                                                           10.67
                                                                           12.14
                                                                           11.58
                                                                           10.97
                                                                           11.26
                                                                           11.41
                                                                           11.76
                                                                           11.65
                                                                           11.75
                                                                           10.75
                                                                           10.99
                                                                           10.96
                                                                          11.488
                                                                         11.6899
                                                                            11.3
                                                                            11.5
                                                                           12.04
                                                                            12.4
                                                                           12.26
                                                                           11.86
                                                                           12.19
                                                                           12.45
                                                                           11.97
                                                                           11.48
                                                                           11.73
                                                                           11.47
                                                                            11.8
                                                                           11.78
                                                                            11.9
                                                                           12.04
                                                                            12.3
                                                                           12.34
                                                                           12.33
                                                                         12.6461
                                                                         12.7499
8/31/09                                                                    12.75

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.75
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.63
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.46%
--------------------------------------------------------------------------------
Market Yield                                                               5.93%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(4)                                                9.11%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  80,226
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.15
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.10
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                           ON SHARE PRICE                 ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                            11.87%                     9.10%
--------------------------------------------------------------------------------
1-Year                                          -1.06%                     2.09%
--------------------------------------------------------------------------------
5-Year                                           3.43%                     3.96%
--------------------------------------------------------------------------------
Since Inception                                  3.27%                     4.81%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.6%
--------------------------------------------------------------------------------
Health Care                                                                14.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.5%
--------------------------------------------------------------------------------
Transportation                                                              7.0%
--------------------------------------------------------------------------------
Other                                                                       8.3%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
AMBAC                                                                      47.6%
--------------------------------------------------------------------------------
NPFG(6)                                                                    22.3%
--------------------------------------------------------------------------------
FSA                                                                         9.0%
--------------------------------------------------------------------------------
AGC                                                                         7.9%
--------------------------------------------------------------------------------
BHAC                                                                        6.2%
--------------------------------------------------------------------------------
FGIC                                                                        5.5%
--------------------------------------------------------------------------------
Other                                                                       1.5%
--------------------------------------------------------------------------------

(1)   Excluding short-term investments.

(2) At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(5) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0516 per share.

(6)   MBIA's public finance subsidiary.

                                                           Nuveen Investments 17

NPC | Nuveen Insured California Premium Income Municipal Fund, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.1% (3.6% OF TOTAL
                     INVESTMENTS)
$         1,250   California Educational Facilities Authority, Student Loan          9/09 at 101.00          Baa1   $     1,231,613
                     Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                     3/01/21 - NPFG Insured (Alternative Minimum Tax)
          1,500   California State University, Systemwide Revenue Bonds, Series      5/15 at 100.00           Aa3         1,527,285
                     2005A, 5.000%, 11/01/25 - AMBAC Insured
          2,000   California State University, Systemwide Revenue Bonds, Series     11/15 at 100.00           Aa3         2,023,140
                     2005C, 5.000%, 11/01/27 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,750   Total Education and Civic Organizations                                                                 4,782,038
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 5.6% (3.9% OF TOTAL INVESTMENTS)
          3,000   California Health Facilities Financing Authority, Insured          2/10 at 100.50           Aa3         2,946,270
                     Revenue Bonds, Sutter Health, Series 1998A, 5.375%,
                     8/15/30 - NPFG Insured
            724   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           724,811
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          1,500   California Statewide Community Development Authority,              2/10 at 101.00           AAA         1,519,920
                     Certificates of Participation, Sutter Health Obligated
                     Group, Series 1999, 5.500%, 8/15/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          5,224   Total Health Care                                                                                       5,191,001
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)
            180   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           182,124
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
            100   California Housing Finance Agency, Single Family Mortgage          2/10 at 100.00            AA           100,086
                     Bonds II, Series 1997A-1, 6.000%, 8/01/20 - NPFG Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            280   Total Housing/Single Family                                                                               282,210
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 33.1% (23.4% OF TOTAL INVESTMENTS)
                  Bonita Unified School District, San Diego County, California,
                  General Obligation Bonds, Series 2004A:
          1,890      5.250%, 8/01/23 - NPFG Insured                                  8/14 at 100.00           AA-         1,974,181
          1,250      5.250%, 8/01/25 - NPFG Insured                                  8/14 at 100.00           AA-         1,288,663
          2,000   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00           AA-         1,979,320
                     2001BZ, 5.375%, 12/01/24 - NPFG Insured (Alternative
                     Minimum Tax)
                  El Segundo Unified School District, Los Angeles County,
                  California, General Obligation Bonds, Series 2004:
          2,580      5.250%, 9/01/21 - FGIC Insured                                  9/14 at 100.00           AA-         2,799,016
          1,775      5.250%, 9/01/22 - FGIC Insured                                  9/14 at 100.00           AA-         1,889,452
          1,130   Fontana Unified School District, San Bernardino County,            8/18 at 100.00           AAA         1,241,441
                     California, General Obligation Bonds, Trust 2668, 8.829%,
                     8/01/28 - FSA Insured (IF)
          1,225   Fresno Unified School District, Fresno County, California,         2/13 at 103.00            A+         1,399,244
                     General Obligation Refunding Bonds, Series 1998A, 6.550%,
                     8/01/20 - NPFG Insured
          1,180   Jurupa Unified School District, Riverside County, California,      8/13 at 100.00             A         1,219,801
                     General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                     FGIC Insured
          3,000   Pomona Unified School District, Los Angeles County,                8/11 at 103.00             A         3,313,410
                     California, General Obligation Refunding Bonds, Series
                     1997A, 6.500%, 8/01/19 - NPFG Insured
            160   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           164,277
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          3,000   Sacramento City Unified School District, Sacramento County,        7/15 at 100.00           Aa3         3,082,230
                     California, General Obligation Bonds, Series 2005, 5.000%,
                     7/01/27 - NPFG Insured
                  San Diego Unified School District, San Diego County,
                  California, General Obligation Bonds, Election of 1998, Series
                  2001C:
          1,335      5.000%, 7/01/21 - FSA Insured                                   7/11 at 102.00           AAA         1,446,152
          3,500      5.000%, 7/01/22 - FSA Insured                                   7/11 at 102.00           AAA         3,791,410
          4,895      5.000%, 7/01/23 - FSA Insured                                   7/11 at 102.00           AAA         5,302,558
------------------------------------------------------------------------------------------------------------------------------------
         28,920   Total Tax Obligation/General                                                                           30,891,155
------------------------------------------------------------------------------------------------------------------------------------

18 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 36.8% (25.9% OF TOTAL INVESTMENTS)
$         1,000   Brea and Olinda Unified School District, Orange County,            8/11 at 101.00           AAA   $     1,014,140
                     California, Certificates of Participation Refunding,
                     Series 2002A, 5.125%, 8/01/26 - FSA Insured
                  California Infrastructure Economic Development Bank, Revenue
                  Bonds, North County Center for Self-Sufficiency Corporation,
                  Series 2004:
          1,215      5.000%, 12/01/19 - AMBAC Insured                               12/13 at 100.00           AA-         1,270,683
          1,615      5.000%, 12/01/21 - AMBAC Insured                               12/13 at 100.00           AA-         1,667,504
            195   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           180,434
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
            595   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           485,121
                     Redevelopment Project Area Tax Allocation Bonds, Series
                      2006, 5.000%, 9/01/38 - AMBAC Insured
          1,900   Corona-Norco Unified School District, Riverside County,            9/12 at 100.00           N/R         1,901,577
                     California, Special Tax Bonds, Community Facilities
                     District 98-1, Series 2002, 5.100%, 9/01/25 - AMBAC Insured
          5,000   El Monte, California, Senior Lien Certificates of                  1/11 at 100.00            A3         4,878,850
                     Participation, Department of Public Services Facility
                     Phase II, Series 2001, 5.250%, 1/01/34 - AMBAC Insured
          3,180   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00           AAA         2,750,191
                     Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                     2091, 9.349%, 6/01/45 - AGC Insured (IF)
          1,000   Hesperia Public Financing Authority, California,                   9/17 at 100.00          Baa1           763,840
                     Redevelopment and Housing Projects Tax Allocation Bonds,
                     Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured
            435   Indian Wells Redevelopment Agency, California, Tax Allocation      9/13 at 100.00             A           421,058
                     Bonds, Consolidated Whitewater Project Area, Series 2003A,
                     5.000%, 9/01/20 - AMBAC Insured
            345   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2           291,511
                     Revenue Bonds, Manchester Social Services Project, Series
                      2005, 5.000%, 9/01/37 - AMBAC Insured
            895   Los Angeles Community Redevelopment Agency, California, Tax       12/14 at 100.00           AAA           913,437
                     Allocation Bonds, Bunker Hill Project, Series 2004A,
                     5.000%, 12/01/20 - FSA Insured
          1,500   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         1,452,960
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured
          3,150   Moreno Valley Community Redevelopment Agency, California, Tax      8/17 at 100.00            A-         2,568,699
                     Allocation Bonds, Series 2007A, 5.000%, 8/01/38 - AMBAC
                     Insured
          7,000   Rancho Cucamonga Redevelopment Agency, California, Housing         9/17 at 100.00            A+         6,026,720
                     Set-Aside Tax Allocation Bonds, Series 2007A, 5.000%,
                     9/01/34 - NPFG Insured
            165   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           136,826
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
            205   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           191,939
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          1,500   San Jose Redevelopment Agency, California, Tax Allocation          8/15 at 100.00             A         1,320,825
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     8/01/28 - NPFG Insured
          3,565   Sweetwater Union High School District Public Financing             9/15 at 100.00           AAA         3,570,490
                     Authority, California, Special Tax Revenue Bonds, Series
                     2005A, 5.000%, 9/01/25 - FSA Insured
          2,805   Yucaipa-Calimesa Joint Unified School District, San               10/11 at 100.00           AA-         2,482,846
                     Bernardino County, California, General Obligation
                     Refunding Bonds, Series 2001A, 5.000%, 10/01/31 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         37,265   Total Tax Obligation/Limited                                                                           34,289,651
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 2.6% (1.8% OF TOTAL INVESTMENTS)
          2,400   San Diego Unified Port District, California, Revenue Bonds,        9/14 at 100.00            A+         2,422,176
                     Series 2004B, 5.000%, 9/01/29 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 42.6% (30.0% OF TOTAL INVESTMENTS) (4)
                  California, Various Purpose General Obligation Bonds, Series
                  2000:
          7,995      5.750%, 3/01/22 (Pre-refunded 3/01/10) - NPFG Insured           3/10 at 101.00           AAA         8,283,060
            800      5.750%, 3/01/27 (Pre-refunded 3/01/10) - NPFG Insured           3/10 at 101.00           AAA           828,824
          2,500   Fresno Unified School District, Fresno County, California,         2/10 at 102.00           AAA         2,586,550
                     General Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                     FSA Insured (ETM)
          6,000   Huntington Park Redevelopment Agency, California, Single             No Opt. Call           AAA         8,664,899
                     Family Residential Mortgage Revenue Refunding Bonds,
                      Series 1986A, 8.000%, 12/01/19 (ETM)
          5,135   Palmdale Community Redevelopment Agency, California, Single          No Opt. Call           AAA         6,553,492
                     Family Restructured Mortgage Revenue Bonds, Series 1986A,
                     8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

                                                           Nuveen Investments 19

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         6,220   Riverside County, California, GNMA Mortgage-Backed Securities        No Opt. Call           AAA   $     8,592,806
                     Program Single Family Mortgage Revenue Bonds, Series
                     1987A, 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)
          1,485   San Jose, California, Single Family Mortgage Revenue Bonds,          No Opt. Call           Aaa         1,956,918
                     Series 1985A, 9.500%, 10/01/13 (ETM)
          2,150   Santa Clara Valley Water District, California, Water Utility       6/10 at 100.00        AA (4)         2,223,917
                     System Revenue Bonds, Series 2000A, 5.125%, 6/01/31
                     (Pre-refunded 6/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         32,285   Total U.S. Guaranteed                                                                                  39,690,466
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 0.3% (0.2% OF TOTAL INVESTMENTS)
            345   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           289,531
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 15.6% (11.0% OF TOTAL INVESTMENTS)
          5,255   El Dorado Irrigation District, California, Water and Sewer         3/13 at 100.00            A+         5,348,907
                     Certificates of Participation, Series 2003A, 5.000%,
                     3/01/20 - FGIC Insured
          1,230   El Dorado Irrigation District, California, Water and Sewer         3/14 at 100.00            A+         1,249,742
                     Certificates of Participation, Series 2004A, 5.000%,
                     3/01/21 - FGIC Insured
            235   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           224,676
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          5,000   Indio Water Authority, California, Water Revenue Bonds,            4/16 at 100.00            A+         4,820,700
                     Series 2006, 5.000%, 4/01/31 - AMBAC Insured
            220   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           212,071
                     Certificate of Participation, Series 2006, 5.000%, 6/01/31
                     - NPFG Insured
          1,500   Placerville Public Financing Authority, California,                9/16 at 100.00           N/R         1,252,830
                     Wastewater System Refinancing and Improvement Project
                     Revenue Bonds, Series 2006, 5.000%, 9/01/34 - SYNCORA GTY
                     Insured
          1,345   West Basin Municipal Water District, California, Revenue           8/13 at 100.00           AA-         1,391,443
                     Certificates of Participation, Series 2003A, 5.000%,
                     8/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,785   Total Water and Sewer                                                                                  14,500,369
------------------------------------------------------------------------------------------------------------------------------------
$       126,254   Total Investments (cost $129,408,134) - 142.0%                                                        132,338,597
===============---------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 6.3%                                                                    5,829,525
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (48.3)% (5)                                     (45,000,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    93,168,122
                  ==================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

20 Nuveen Investments

NCL | Nuveen Insured California Premium Income Municipal Fund 2, Inc.
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.5% (3.6% OF TOTAL
                     INVESTMENTS)
$           620   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00            A2   $       628,854
                     University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                     NPFG Insured
          1,250   California Educational Facilities Authority, Student Loan          9/09 at 101.00          Baa1         1,231,613
                     Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                     3/01/21 - NPFG Insured (Alternative Minimum Tax)
          1,500   California State University, Systemwide Revenue Bonds, Series      5/15 at 100.00           Aa3         1,527,285
                     2005A, 5.000%, 11/01/25 - AMBAC Insured
          6,000   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1         6,133,800
                     Projects, Series 2003A, 5.000%, 5/15/27 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
          9,370   Total Education and Civic Organizations                                                                 9,521,552
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)
          1,410   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,411,579
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          2,000   The Regents of the University of California, Medical Center        5/15 at 101.00           Aa2         1,814,620
                     Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                     Insured
            650   University of California, Hospital Revenue Bonds, UCLA             5/12 at 101.00           N/R           661,037
                     Medical Center, Series 2004A, 5.500%, 5/15/18 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          4,060   Total Health Care                                                                                       3,887,236
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
            340   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           344,012
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
          1,985   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           Aaa         1,965,924
                     Bonds, Series 2006K, 5.500%, 2/01/42 - AMBAC Insured
                     (Alternative Minimum Tax)
            315   California Housing Finance Agency, Single Family Mortgage          2/10 at 100.00            AA           314,987
                     Bonds, Series 1997C-2-II, 5.625%, 8/01/20 - NPFG Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,640   Total Housing/Single Family                                                                             2,624,923
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 25.0% (16.4% OF TOTAL INVESTMENTS)
          1,460   ABC Unified School District, Los Angeles County, California,       8/10 at 101.00            A+         1,533,803
                     General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                     FGIC Insured
          1,425   Bassett Unified School District, Los Angeles County,               8/16 at 100.00             A         1,443,055
                     California, General Obligation Bonds, Series 2006B,
                     5.250%, 8/01/30 - FGIC Insured
          3,000   California State, General Obligation Bonds, Series 2006,           9/16 at 100.00           AAA         2,594,190
                     4.500%, 9/01/36 - FSA Insured
          4,400   California, General Obligation Bonds, Series 2003, 5.000%,         2/13 at 100.00             A         4,314,772
                     2/01/31 - NPFG Insured
          3,000   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00           AA-         2,968,980
                     2001BZ, 5.375%, 12/01/24 - NPFG Insured (Alternative
                     Minimum Tax)
          3,200   Coast Community College District, Orange County, California,       8/18 at 100.00           AAA         2,567,584
                     General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                     FSA Insured
          2,210   Fontana Unified School District, San Bernardino County,            8/18 at 100.00           AAA         2,427,950
                     California, General Obligation Bonds, Trust 2668, 8.829%,
                     8/01/28 - FSA Insured (IF)
          1,255   Los Angeles Community College District, Los Angeles County,        8/15 at 100.00           AAA         1,306,267
                     California, General Obligation Bonds, Series 2005A,
                     5.000%, 8/01/24 - FSA Insured
          4,000   Los Angeles Unified School District, Los Angeles County,           7/17 at 100.00           AAA         4,028,680
                     California, General Obligation Bonds, Series 2007A,
                     4.500%, 7/01/24 - FSA Insured
                  Los Rios Community College District, Sacramento, El Dorado and
                  Yolo Counties, California, General Obligation Bonds, Series
                  2006C:
          2,110      5.000%, 8/01/21 - FSA Insured (UB)                              8/14 at 102.00           AAA         2,267,849
          3,250      5.000%, 8/01/22 - FSA Insured (UB)                              8/14 at 102.00           AAA         3,576,430
          3,395      5.000%, 8/01/23 - FSA Insured (UB)                              8/14 at 102.00           AAA         3,706,186
          1,270   Merced City School District, Merced County, California,            8/13 at 100.00             A         1,305,370
                     General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                     FGIC Insured
            305   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           313,153
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured

                                                           Nuveen Investments 21

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         2,500   Sacramento City Unified School District, Sacramento County,        7/15 at 100.00           Aa3   $     2,568,525
                     California, General Obligation Bonds, Series 2005, 5.000%,
                     7/01/27 - NPFG Insured
          1,125   San Diego Unified School District, California, General               No Opt. Call            AA           625,680
                     Obligation Bonds, Election of 1998, Series 1999A, 0.000%,
                     7/01/21 - FGIC Insured
          2,000   San Francisco Community College District, California, General      6/10 at 102.00           Aa3         2,007,080
                     Obligation Bonds, Series 2002A, 5.000%, 6/15/26 - FGIC
                     Insured
          1,000   San Ramon Valley Unified School District, Contra Costa             8/14 at 100.00           AAA         1,032,030
                     County, California, General Obligation Bonds, Series 2004,
                     5.000%, 8/01/24 - FSA Insured
          2,445   Washington Unified School District, Yolo County, California,       8/13 at 100.00             A         2,527,470
                     General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                     FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         43,350   Total Tax Obligation/General                                                                           43,115,054
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 60.4% (39.6% OF TOTAL INVESTMENTS)
                  Anaheim Public Finance Authority, California, Subordinate
                  Lease Revenue Bonds, Public Improvement Project, Series 1997C:
          5,130      0.000%, 9/01/18 - FSA Insured                                     No Opt. Call           AAA         3,285,406
          8,000      0.000%, 9/01/21 - FSA Insured                                     No Opt. Call           AAA         4,113,760
                  California Infrastructure Economic Development Bank, Revenue
                  Bonds, North County Center for Self-Sufficiency Corporation,
                  Series 2004:
          1,535      5.000%, 12/01/20 - AMBAC Insured                               12/13 at 100.00           AA-         1,594,788
          1,780      5.000%, 12/01/23 - AMBAC Insured                               12/13 at 100.00           AA-         1,825,176
          3,725   California State Public Works Board, Lease Revenue Bonds,          1/16 at 100.00            A-         3,843,008
                     Department of Corrections & Rehabilitation, Series 2005J,
                     5.000%, 1/01/17 - AMBAC Insured
            380   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           351,614
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          6,000   El Monte, California, Senior Lien Certificates of                  1/11 at 100.00            A3         6,031,080
                     Participation, Department of Public Services Facility
                     Phase II, Series 2001, 5.000%, 1/01/21 - AMBAC Insured
          8,280   Fontana Public Financing Authority, California, Tax               10/15 at 100.00             A         7,041,478
                     Allocation Revenue Bonds, North Fontana Redevelopment
                     Project, Series 2005A, 5.000%, 10/01/32 - AMBAC Insured
          6,215   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00           AAA         5,374,981
                     Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                     2091, 9.349%, 6/01/45 - AGC Insured (IF)
          2,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         1,175,120
                     Enhanced Tobacco Settlement Revenue Bonds, Residual Series
                     2040, 10.120%, 6/01/45 - FGIC Insured (IF)
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
         20,110      5.000%, 6/01/35 - FGIC Insured                                  6/15 at 100.00            A-        17,848,225
          2,345      5.000%, 6/01/38 - FGIC Insured                                  6/15 at 100.00            A-         2,068,994
          7,500      5.000%, 6/01/45 - FGIC Insured                                  6/15 at 100.00            A-         6,468,675
          1,255   Hesperia Public Financing Authority, California,                   9/17 at 100.00          Baa1           958,619
                     Redevelopment and Housing Projects Tax Allocation Bonds,
                     Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured
          1,700   Hesperia Unified School District, San Bernardino County,           2/17 at 100.00          BBB+         1,416,151
                     California, Certificates of Participation, Capital
                     Improvement, Series 2007, 5.000%, 2/01/41 - AMBAC Insured
          1,810   Kern County Board of Education, California, Certificates of        5/10 at 100.00             A         1,811,032
                     Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                     NPFG Insured
          5,000   La Quinta Redevelopment Agency, California, Tax Allocation         9/09 at 100.00            A+         4,544,900
                     Refunding Bonds, Redevelopment Project Area 1, Series
                     1998, 5.200%, 9/01/28 - AMBAC Insured
          2,185   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2         1,846,238
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          1,000   Los Angeles Community Redevelopment Agency, California, Tax       12/14 at 100.00           AAA         1,020,600
                     Allocation Bonds, Bunker Hill Project, Series 2004A,
                     5.000%, 12/01/20 - FSA Insured
          1,250   Los Angeles County Metropolitan Transportation Authority,          7/13 at 100.00           AAA         1,352,563
                     California, Proposition A First Tier Senior Sales Tax
                     Revenue Bonds, Series 2003B, 5.000%, 7/01/19 - NPFG Insured
          4,000   Los Angeles, California, Certificates of Participation,            6/13 at 100.00           AA-         4,007,800
                     Municipal Improvement Corporation, Series 2003AW, 5.000%,
                     6/01/33 - AMBAC Insured
          3,000   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         2,905,920
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured

22 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         6,120   Moreno Valley Community Redevelopment Agency, California, Tax      8/17 at 100.00            A-   $     4,990,615
                     Allocation Bonds, Series 2007A, 5.000%, 8/01/38 - AMBAC
                     Insured
          4,140   Plumas County, California, Certificates of Participation,          6/13 at 101.00            A-         3,690,189
                     Capital Improvement Program, Series 2003A, 5.000%,
                     6/01/28 - AMBAC Insured
            390   Poway Redevelopment Agency, California, Tax Allocation            12/10 at 102.00            AA           371,530
                     Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                     5.750%, 6/15/33 - NPFG Insured
            325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00            A-           269,506
                     Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                     SYNCORA GTY Insured
          1,000   Rocklin Unified School District, Placer County, California,        9/13 at 100.00             A           914,400
                     Special Tax Bonds, Community Facilities District 1, Series
                     2004, 5.000%, 9/01/25 - NPFG Insured
            405   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           379,197
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          5,000   San Bernardino Joint Powers Financing Authority, California,       9/09 at 102.00             A         5,114,450
                     Certificates of Participation Refunding, Police Station
                     Financing Project, Series 1999, 5.500%, 9/01/20 - NPFG
                     Insured
          1,500   San Jose Redevelopment Agency, California, Tax Allocation          8/15 at 100.00             A         1,320,825
                     Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                     NPFG Insured
          5,510   Sweetwater Union High School District Public Financing             9/15 at 100.00           AAA         5,410,600
                     Authority, California, Special Tax Revenue Bonds, Series
                     2005A, 5.000%, 9/01/28 - FSA Insured
          1,020   Washington Unified School District, Yolo County, California,       8/17 at 100.00          BBB+           909,840
                     Certificates of Participation, Series 2007, 5.125%, 8/01/37
                     - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        119,610   Total Tax Obligation/Limited                                                                          104,257,280
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 7.1% (4.6% OF TOTAL INVESTMENTS)
          6,500   Foothill/Eastern Transportation Corridor Agency, California,        1/10 at 65.32             A         3,415,620
                     Toll Road Revenue Refunding Bonds, Series 1999, 0.000%,
                     1/15/18 - NPFG Insured
          4,000   Orange County Transportation Authority, California, Toll Road      8/13 at 100.00            A1         4,118,640
                     Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                     5.000%, 8/15/18 - AMBAC Insured
          5,000   San Francisco Airports Commission, California, Revenue             5/11 at 100.00            A1         4,622,250
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2001, Issue 27A, 5.250%, 5/01/31 - NPFG
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         15,500   Total Transportation                                                                                   12,156,510
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 19.7% (13.0% OF TOTAL INVESTMENTS) (4)
          1,380   California Educational Facilities Authority, Revenue Bonds,       11/10 at 100.00        A2 (4)         1,466,733
                     University of the Pacific, Series 2000, 5.875%, 11/01/20
                     (Pre-refunded 11/01/10) - MBIA Insured
                  California, Various Purpose General Obligation Bonds, Series
                  2000:
          7,995      5.750%, 3/01/22 (Pre-refunded 3/01/10) - NPFG Insured           3/10 at 101.00           AAA         8,283,060
          1,900      5.750%, 3/01/27 (Pre-refunded 3/01/10) - NPFG Insured           3/10 at 101.00           AAA         1,968,457
          2,085   Central Unified School District, Fresno County, California,        9/09 at 100.00       N/R (4)         2,127,680
                     General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                     AMBAC Insured (ETM)
          3,000   Escondido Union High School District, San Diego County,           11/09 at 100.00         A (4)         3,025,560
                     California, General Obligation Bonds, Series 1996, 5.700%,
                     11/01/10 - MBIA Insured (ETM)
                  Fresno Unified School District, Fresno County, California,
                  General Obligation Bonds, Series 2001F:
          1,065      5.125%, 8/01/21 - FSA Insured (ETM)                             2/10 at 102.00           AAA         1,101,870
          1,160      5.125%, 8/01/22 - FSA Insured (ETM)                             2/10 at 102.00           AAA         1,200,159
          1,220      5.125%, 8/01/23 - FSA Insured (ETM)                             2/10 at 102.00           AAA         1,262,236
          1,500   Hacienda La Puente Unified School District, Los Angeles            8/10 at 101.00        A+ (4)         1,581,945
                     County, California, General Obligation Bonds, Series 2000A,
                     5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured
                  Manteca Unified School District, San Joaquin County,
                  California, General Obligation Bonds, Series 2004:
          1,000      5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured            8/14 at 100.00           AAA         1,167,320
          1,000      5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured            8/14 at 100.00           AAA         1,167,320
          1,610   Poway Redevelopment Agency, California, Tax Allocation            12/10 at 102.00       N/R (4)         1,749,909
                     Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                     5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

                                                           Nuveen Investments 23

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         4,320   Riverside County, California, GNMA Mortgage-Backed Securities        No Opt. Call           AAA   $     5,875,934
                     Program Single Family Mortgage Revenue Bonds, Series 1987B,
                     8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)
          1,000   Sacramento County Sanitation District Financing Authority,        12/10 at 101.00        AA (4)         1,072,090
                     California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                     (Pre-refunded 12/01/10) - AMBAC Insured
            905   University of California, Hospital Revenue Bonds, UCLA Medical     5/12 at 101.00       N/R (4)         1,018,197
                     Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded
                     5/15/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         31,140   Total U.S. Guaranteed                                                                                  34,068,470
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 8.1% (5.3% OF TOTAL INVESTMENTS)
          3,740   California Pollution Control Financing Authority, Revenue          9/09 at 101.00            A1         3,750,509
                     Refunding Bonds, Southern California Edison Company, Series
                     1999B, 5.450%, 9/01/29 - NPFG Insured
            670   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           562,277
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
            100   Sacramento City Financing Authority, California, Capital          12/09 at 102.00           N/R           101,258
                     Improvement Revenue Bonds, Solid Waste and Redevelopment
                     Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured
          1,950   Salinas Valley Solid Waste Authority, California, Revenue          8/12 at 100.00            A-         1,755,059
                     Bonds, Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                     (Alternative Minimum Tax)
                  Santa Clara, California, Subordinate Electric Revenue Bonds,
                  Series 2003A:
          2,800      5.000%, 7/01/24 - NPFG Insured                                  7/13 at 100.00            A1         2,820,188
          5,000      5.000%, 7/01/28 - NPFG Insured                                  7/13 at 100.00            A1         4,969,500
------------------------------------------------------------------------------------------------------------------------------------
         14,260   Total Utilities                                                                                        13,958,791
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 22.8% (15.0% OF TOTAL INVESTMENTS)
          2,975   Chino Basin Regional Finance Authority, California, Sewerage       2/10 at 100.00           AA-         2,986,841
                     System Revenue Bonds, Inland Empire Utilities Agency,
                     Series 1994, 6.000%, 8/01/16 - AMBAC Insured
          2,000   El Dorado Irrigation District, California, Water and Sewer         3/14 at 100.00            A+         2,032,100
                     Certificates of Participation, Series 2004A, 5.000%,
                     3/01/21 - FGIC Insured
            750   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00           AAA           752,633
                     Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured
            460   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           439,792
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          2,700   Los Angeles County Sanitation Districts Financing Authority,      10/13 at 100.00           AAA         2,895,588
                     California, Senior Revenue Bonds, Capital Projects, Series
                      2003A, 5.000%, 10/01/21 - FSA Insured
          2,000   Los Angeles, California, Wastewater System Revenue Bonds,          6/15 at 100.00            AA         1,943,740
                     Series 2005A, 4.500%, 6/01/29 - NPFG Insured
            430   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           414,503
                     Certificate of Participation, Series 2006, 5.000%, 6/01/31
                     - NPFG Insured
         12,000   Orange County Sanitation District, California, Certificates of     8/13 at 100.00           AAA        12,109,800
                     Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured
                     (UB)
          1,520   San Buenaventura, California, Water Revenue Certificates of       10/14 at 100.00            AA         1,528,740
                     Participation, Series 2004, 5.000%, 10/01/25 - AMBAC Insured
          1,000   San Diego County Water Authority, California, Water Revenue        5/18 at 100.00           AAA         1,008,330
                     Certificates of Participation, Series 2008A, 5.000%,
                     5/01/38 - FSA Insured
          3,675   San Dieguito Water District, California, Water Revenue Bonds,     10/14 at 100.00           AA+         3,786,132
                     Series 2004, 5.000%, 10/01/23 - FGIC Insured
                  Santa Clara Valley Water District, California, Certificates of
                  Participation, Series 2004A:
          1,400      5.000%, 2/01/19 - FGIC Insured                                  2/14 at 100.00           AA+         1,480,514
            445      5.000%, 2/01/20 - FGIC Insured                                  2/14 at 100.00           AA+           466,752
            465      5.000%, 2/01/21 - FGIC Insured                                  2/14 at 100.00           AA+           484,135
          2,500   West Basin Municipal Water District, California, Revenue           8/13 at 100.00           AA-         2,502,525
                     Certificates of Participation, Series 2003A, 5.000%,
                     8/01/30 - NPFG Insured

24 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
                  Yorba Linda Water District, California, Certificates of
                  Participation, Highland Reservoir Renovation, Series 2003:
$         2,010      5.000%, 10/01/28 - FGIC Insured                                10/13 at 100.00           AAA   $     2,050,783
          2,530      5.000%, 10/01/33 - FGIC Insured                                10/13 at 100.00           AAA         2,548,469
------------------------------------------------------------------------------------------------------------------------------------
         38,860   Total Water and Sewer                                                                                  39,431,377
------------------------------------------------------------------------------------------------------------------------------------
$       278,790   Total Investments (cost $262,331,787) - 152.4%                                                        263,021,193
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (10.4)%                                                                   (17,880,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.2%                                                                    7,321,061
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.2)% (5)                                     (79,825,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   172,637,254
                  ==================================================================================================================

      Primarily all of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 25

NCU | Nuveen California Premium Income Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 6.7% (4.4% OF TOTAL INVESTMENTS)
$         1,500   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00          Baa3   $     1,254,495
                     Settlement Asset-Backed Bonds, Alameda County Tobacco Asset
                     Securitization Corporation, Series 2002, 5.750%, 6/01/29
            230   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB           210,119
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          3,010   California Statewide Financing Authority, Tobacco Settlement       5/12 at 100.00          Baa3         2,917,533
                     Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                     Series 2002A, 5.625%, 5/01/29
          1,350   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB           711,180
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
          6,090   Total Consumer Staples                                                                                  5,093,327
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 6.5% (4.2% OF TOTAL
                     INVESTMENTS)
             70   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3            64,905
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
             45      5.000%, 11/01/21                                               11/15 at 100.00            A2            45,329
             60      5.000%, 11/01/25                                               11/15 at 100.00            A2            58,121
          1,112   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         1,099,879
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
          2,000   California State University, Systemwide Revenue Bonds, Series     11/15 at 100.00           Aa3         2,023,140
                     2005C, 5.000%, 11/01/27 - NPFG Insured
          1,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1         1,610,280
                     Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------
          4,787   Total Education and Civic Organizations                                                                 4,901,654
------------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 0.6% (0.4% OF TOTAL INVESTMENTS)
            500   Virgin Islands Public Finance Authority, Revenue Bonds,            1/15 at 100.00           BBB           421,460
                     Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 27.2% (17.7% OF TOTAL INVESTMENTS)
          4,090   California Health Facilities Financing Authority, Hospital        11/09 at 100.00           CCC         2,705,944
                     Revenue Bonds, Downey Community Hospital, Series 1993,
                     5.750%, 5/15/15
            155   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           138,029
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          3,525   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         3,181,454
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          1,500   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00            A+         1,508,820
                     Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                     5.550%, 8/01/31
            685   California Municipal Financing Authority, Certificates of          2/17 at 100.00          Baa2           536,417
                     Participation, Community Hospitals of Central California,
                     Series 2007, 5.250%, 2/01/46
            377   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           376,922
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                      18.134%, 7/01/47 - FSA Insured (IF)
          1,000   California Statewide Community Development Authority, Insured     10/17 at 100.00             A           901,190
                     Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                     Hospital, Series 2007A, 5.000%, 10/01/37
            490   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+           436,806
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
            730   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+           706,888
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          1,000   California Statewide Community Development Authority, Revenue      4/17 at 100.00            A+           875,220
                     Bonds, Kaiser Permanente System, Series 2007A, 4.750%,
                     4/01/33
          3,000   California Statewide Community Development Authority, Revenue      8/19 at 100.00            AA         3,175,316
                     Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                     2/01/38
          2,100   California Statewide Community Development Authority, Revenue        No Opt. Call             A         2,066,190
                     Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                     8/01/22 - AMBAC Insured

26 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         1,690   California Statewide Community Development Authority, Revenue     11/15 at 100.00           Aa3   $     1,464,233
                     Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
            760   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/18 at 100.00           BBB           795,591
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
            800   Sierra View Local Health Care District (Tulare County,             1/10 at 100.00            A-           786,864
                     California) Refunding Revenue Bonds, Series 1998, 5.400%,
                     7/01/22
          1,000   The Regents of the University of California, Medical Center        5/15 at 101.00           Aa2           907,310
                     Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,902   Total Health Care                                                                                      20,563,194
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)
          2,500   California Housing Finance Agency, California, Home Mortgage       2/18 at 100.00           AA-         2,422,525
                     Revenue Bonds, Series 2008L, 5.500%, 8/01/38
            160   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           161,888
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
            175   California Housing Finance Agency, Single Family Mortgage          2/10 at 100.00            AA           175,151
                     Bonds II, Series 1997A-1, 6.000%, 8/01/20 - NPFG Insured
                     (Alternative Minimum Tax)
              5   California Rural Home Mortgage Finance Authority,                    No Opt. Call           AAA             5,102
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 1996C, 7.500%, 8/01/27 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,840   Total Housing/Single Family                                                                             2,764,666
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)
            500   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB           460,880
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 21.5% (14.0% OF TOTAL INVESTMENTS)
          1,500   California, General Obligation Bonds, Series 2003, 5.000%,         2/13 at 100.00             A         1,470,945
                     2/01/31 - NPFG Insured
          4,000   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00           AA-         3,754,080
                     1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)
          6,000   Hartnell Community College District, California, General           6/16 at 100.00           AAA         6,127,020
                     Obligation Bonds, Series 2006, 5.000%, 6/01/29 - FSA
                     Insured (UB)
          3,000   Pomona Unified School District, Los Angeles County,                8/11 at 103.00             A         3,352,410
                     California, General Obligation Refunding Bonds, Series
                     1997A, 6.150%, 8/01/15 - NPFG Insured
             15   Riverside Community College District, California, General          8/14 at 100.00           AA-            16,253
                     Obligation Bonds, Series 2004A, 5.250%, 8/01/22 - NPFG
                     Insured
            135   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           138,609
                     California, General Obligation Bonds, Series 2006B, 5.000%,
                     8/01/27 - FGIC Insured
          1,355   San Jose-Evergreen Community College District, Santa Clara         9/15 at 100.00           Aa2         1,406,151
                     County, California, General Obligation Bonds, Series 2005A,
                     5.000%, 9/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         16,005   Total Tax Obligation/General                                                                           16,265,468
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 47.5% (31.0% OF TOTAL INVESTMENTS)
          1,000   Bell Community Redevelopment Agency, California, Tax              10/13 at 100.00          BBB-           938,000
                     Allocation Bonds, Bell Project Area, Series 2003, 5.625%,
                     10/01/33 - RAAI Insured
                  California Infrastructure Economic Development Bank, Revenue
                  Bonds, North County Center for Self-Sufficiency Corporation,
                  Series 2004:
          1,695      5.000%, 12/01/22 - AMBAC Insured                               12/13 at 100.00           AA-         1,742,782
          1,865      5.000%, 12/01/24 - AMBAC Insured                               12/13 at 100.00           AA-         1,907,242
          5,920   California State Public Works Board, Lease Revenue Bonds,         11/09 at 101.00            A-         5,984,229
                     Department of Veterans Affairs, Southern California
                     Veterans Home - Chula Vista Facility, Series 1999A, 5.600%,
                     11/01/19 - AMBAC Insured
            905   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A           985,409
                     5.000%, 7/01/15
            165   Capistrano Unified School District, Orange County, California,     9/15 at 100.00             A           152,675
                     Special Tax Bonds, Community Facilities District, Series
                     2005, 5.000%, 9/01/24 - FGIC Insured
            500   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           407,665
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured

                                                           Nuveen Investments 27

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         4,350   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-   $     3,751,832
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
             75      5.000%, 9/01/26                                                 9/16 at 100.00           N/R            65,589
            175      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           144,085
          3,500   Livermore Redevelopment Agency, California, Tax Allocation         8/11 at 100.00             A         3,155,180
                     Revenue Bonds, Livermore Redevelopment Project Area,
                     Series 2001A, 5.000%, 8/01/26 - NPFG Insured
            310   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2           261,938
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          2,000   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         1,937,280
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured
          3,230   Murrieta Redevelopment Agency, California, Tax Allocation          8/15 at 100.00             A         2,679,027
                     Bonds, Series 2005, 5.000%, 8/01/35 - NPFG Insured
            155   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           128,534
                     Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
                     - SYNCORA GTY Insured
            190   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           177,895
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          1,500   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         1,510,890
                     Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                     NPFG Insured
          3,000   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         3,021,780
                     Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20
          2,000   San Francisco City and County, California, Certificates of         4/19 at 100.00           AA-         2,045,360
                     Participation, Multiple Capital Improvement Projects,
                     Series 2009A, 5.200%, 4/01/26
                  San Marcos Public Facilities Authority, California, Revenue
                  Refunding Bonds, Series 1998:
          1,500      5.800%, 9/01/18                                                 9/09 at 100.50          Baa3         1,505,760
          1,000      5.800%, 9/01/27                                                 9/09 at 100.50          Baa3           950,750
            325   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R           283,020
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
          2,050   Santa Barbara County, California, Certificates of                 12/11 at 102.00           AA+         2,199,814
                     Participation, Series 2001, 5.250%, 12/01/19 - AMBAC
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         37,410   Total Tax Obligation/Limited                                                                           35,936,736
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 3.3% (2.1% OF TOTAL INVESTMENTS)
            780   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA           796,185
                     Francisco Bay Area Toll Bridge, Series 2006, 5.000%,
                     4/01/31 (UB)
            220   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA           249,373
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          2,000   Foothill/Eastern Transportation Corridor Agency, California,       1/10 at 100.00          BBB-         1,456,760
                     Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
------------------------------------------------------------------------------------------------------------------------------------
          3,000   Total Transportation                                                                                    2,502,318
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 16.0% (10.5% OF TOTAL INVESTMENTS) (4)
          2,250   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         2,510,123
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
          3,000   California Infrastructure Economic Development Bank, First           No Opt. Call           AAA         3,531,660
                     Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                     Series 2003A, 5.000%, 7/01/22 - FSA Insured (ETM)
          3,495   Orange County Sanitation District, California, Certificates        8/13 at 100.00           AAA         4,019,739
                     of Participation, Series 2003, 5.250%, 2/01/21
                     (Pre-refunded 8/01/13) - FGIC Insured
          2,000   Puerto Rico, General Obligation and Public Improvement Bonds,      7/10 at 100.00         A (4)         2,078,520
                     Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) - NPFG
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,745   Total U.S. Guaranteed                                                                                  12,140,042
------------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 8.2% (5.3% OF TOTAL INVESTMENTS)
$           890   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A   $       859,882
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
            275   Los Angeles Department of Water and Power, California, Power       7/13 at 100.00           AA-           294,580
                     System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                     NPFG Insured
            295   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           247,570
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
          4,580   Sacramento Municipal Utility District, California, Electric        8/12 at 100.00           AAA         4,770,436
                     Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 -
                     FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          6,040   Total Utilities                                                                                         6,172,468
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.0% (4.6% OF TOTAL INVESTMENTS)
          1,125   Burbank, California, Wastewater System Revenue Bonds, Series       6/14 at 100.00           AA+         1,158,919
                     2004A, 5.000%, 6/01/23 - AMBAC Insured
            205   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           195,994
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
            670   Metropolitan Water District of Southern California,                7/19 at 100.00           AAA           749,596
                     Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B,
                     16.669%, 7/01/35 (IF)
          1,500   Orange County Water District, California, Revenue                  8/19 at 100.00           AAA         1,584,480
                     Certificates of Participation, Tender Option Bond Trust
                     11782-1, 17.291%, 8/15/41 (IF)
          1,795   Woodbridge Irrigation District, California, Certificates of        7/13 at 100.00            A+         1,618,875
                     Participation, Water Systems Project, Series 2003, 5.500%,
                     7/01/33
------------------------------------------------------------------------------------------------------------------------------------
          5,295   Total Water and Sewer                                                                                   5,307,864
------------------------------------------------------------------------------------------------------------------------------------
$       116,114   Total Long-Term Investments (cost $114,006,800) - 148.8%                                              112,530,077
===============---------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.6% (3.0% OF TOTAL INVESTMENTS)
                  TAX OBLIGATION/GENERAL - 4.6% (3.0% OF TOTAL INVESTMENTS)
$         3,500   California, General Obligation Bonds, Variable Rate Demand        10/09 at 100.00          A-1+         3,500,000
                     Obligations, Series 2005B-4, 0.200%, 5/01/40 (5)
===============---------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,500,000)                                                          3,500,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $117,506,800) - 153.4%                                                        116,030,077
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (8.8)%                                                                     (6,650,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 6.8%                                                                    5,125,993
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (51.4)% (6)                                     (38,875,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    75,631,070
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 29

NAC | Nuveen California Dividend Advantage Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 6.3% (4.2% OF TOTAL INVESTMENTS)
$           990   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       904,424
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          7,500   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         5,850,075
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         24,265   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB        12,782,801
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         32,755   Total Consumer Staples                                                                                 19,537,300
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.8% OF TOTAL
                     INVESTMENTS)
            290   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           268,891
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
         10,000   California Educational Facilities Authority, Revenue Bonds,       10/17 at 100.00           AA+         9,793,600
                     University of Southern California, Series 2007A, 4.500%,
                     10/01/33 (UB)
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            200      5.000%, 11/01/21                                               11/15 at 100.00            A2           201,464
            265      5.000%, 11/01/25                                               11/15 at 100.00            A2           256,700
          4,685   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         4,633,934
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
            615   California Statewide Community Development Authority, Revenue     10/13 at 100.00           N/R           455,826
                     Bonds, Notre Dame de Namur University, Series 2003,
                     6.500%, 10/01/23
          3,000   Long Beach Bond Financing Authority, California, Lease            11/11 at 100.00           BBB         3,025,680
                     Revenue Refunding Bonds, Long Beach Aquarium of the South
                     Pacific, Series 2001, 5.500%, 11/01/17 - AMBAC Insured
          3,500   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1         3,757,320
                     Projects, Series 2003A, 5.125%, 5/15/17 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         22,555   Total Education and Civic Organizations                                                                22,393,415
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 26.2% (17.4% OF TOTAL INVESTMENTS)
          2,160   California Health Facilities Financing Authority, Health           3/13 at 100.00             A         2,195,597
                     Facility Revenue Bonds, Adventist Health System/West,
                     Series 2003A, 5.000%, 3/01/15
            660   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           587,737
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
         10,000   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         8,682,000
                     Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 -
                     NPFG Insured
         14,895   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3        13,443,333
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
          1,120   California Statewide Communities Development Authority,            3/15 at 100.00             A           979,944
                     Revenue Bonds, Adventist Health System West, Series 2005A,
                     5.000%, 3/01/35
          1,586   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,587,776
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
                  California Statewide Communities Development Authority,
                  Revenue Bonds, ValleyCare Health System, Series 2007A:
            900      4.800%, 7/15/17                                                   No Opt. Call           N/R           751,959
          3,325      5.125%, 7/15/31                                                 7/17 at 100.00           N/R         2,192,937
         19,420   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+        17,311,758
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
          3,095   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+         2,997,012
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          9,980   California Statewide Community Development Authority, Revenue      3/16 at 100.00           AAA        10,034,990
                     Bonds, Kaiser Permanente System, 5.000%, 3/01/41 - BHAC
                     Insured (UB)
          2,250   California Statewide Community Development Authority, Revenue      8/19 at 100.00            AA         2,381,490
                     Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                     2/01/38

30 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$        10,500   Duarte, California, Certificates of Participation, City of        10/09 at 101.00            A+   $     9,769,200
                     Hope National Medical Center, Series 1999A, 5.250%, 4/01/31
          2,860   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/18 at 100.00           BBB         2,993,934
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          2,570   Rancho Mirage Joint Powers Financing Authority, California,        7/17 at 100.00            A3         2,306,601
                     Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                     5.000%, 7/01/38
          3,000   Santa Clara County Financing Authority, California, Insured        8/17 at 100.00            A+         3,027,330
                     Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%,
                     2/01/41 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         88,321   Total Health Care                                                                                      81,243,598
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 2.3% (1.5% OF TOTAL INVESTMENTS)
          5,000   Contra Costa County, California, Multifamily Housing Revenue      12/09 at 102.00           N/R         4,262,000
                     Bonds, Delta View Apartments Project, Series 1999C,
                     6.750%, 12/01/30 (Alternative Minimum Tax)
            320   Independent Cities Lease Finance Authority, California,            5/16 at 100.00           N/R           237,526
                     Mobile Home Park Revenue Bonds, San Juan Mobile Estates,
                     Series 2006B, 5.850%, 5/15/41
          1,725   Rohnert Park Finance Authority, California, Senior Lien            9/13 at 100.00            A+         1,522,416
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series
                     2003A, 5.750%, 9/15/38
          1,120   Rohnert Park Finance Authority, California, Subordinate Lien       9/13 at 100.00           N/R           965,776
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series
                     2003B, 6.625%, 9/15/38
------------------------------------------------------------------------------------------------------------------------------------
          8,165   Total Housing/Multifamily                                                                               6,987,718
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.7% (0.4% OF TOTAL INVESTMENTS)
          1,670   California Housing Finance Agency, California, Home Mortgage       2/17 at 100.00           AA-         1,359,560
                     Revenue Bonds, Series 2008, Trust 3137, 13.653%, 8/01/37
                     (Alternative Minimum Tax) (IF)
            655   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           662,729
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,325   Total Housing/Single Family                                                                             2,022,289
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,000   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB         1,843,520
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
          5,120   California Statewide Communities Development Authority,              No Opt. Call            BB         3,329,536
                     Revenue Bonds, EnerTech Regional Biosolids Project, Series
                     2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          7,120   Total Industrials                                                                                       5,173,056
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.2% (1.5% OF TOTAL INVESTMENTS)
          8,500   Riverside County Public Financing Authority, California,          11/09 at 101.00          BBB-         6,974,845
                     Certificates of Participation, Air Force Village West,
                     Series 1999, 5.800%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 9.1% (6.1% OF TOTAL INVESTMENTS)
          4,435   California, General Obligation Refunding Bonds, Series 2002,         No Opt. Call             A         5,132,005
                     6.000%, 4/01/16 - AMBAC Insured
          3,425   Coast Community College District, Orange County, California,       8/18 at 100.00           AAA         2,748,117
                     General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                     FSA Insured
          5,150   Hacienda La Puente Unified School District Facilities                No Opt. Call           AAA         5,579,974
                     Financing Authority, California, General Obligation
                     Revenue Bonds, Series 2007, 5.000%, 8/01/26 - FSA Insured
          5,210   Oak Valley Hospital District, Stanislaus County, California,       7/14 at 101.00            A3         4,893,545
                     General Obligation Bonds, Series 2005, 5.000%, 7/01/35 -
                     FGIC Insured
            575   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           590,370
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          5,000   San Diego Unified School District, San Diego County,               7/13 at 101.00           AAA         5,591,700
                     California, General Obligation Bonds, Series 2003E,
                     5.250%, 7/01/20 - FSA Insured
          3,605   West Contra Costa Unified School District, Contra Costa            8/11 at 101.00           AAA         3,813,513
                     County, California, General Obligation Bonds, Series
                     2003B, 5.000%, 8/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         27,400   Total Tax Obligation/General                                                                           28,349,224
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 31

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 35.7% (23.7% OF TOTAL INVESTMENTS)
                  Beaumont Financing Authority, California, Local Agency
                  Revenue Bonds, Series 2004D:
$         1,000      5.500%, 9/01/24                                                 9/14 at 102.00           N/R   $       847,640
            615      5.800%, 9/01/35                                                 9/14 at 102.00           N/R           499,429
          1,990   Borrego Water District, California, Community Facilities           8/17 at 102.00           N/R         1,608,378
                     District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                     5.750%, 8/01/25
          1,990   Brentwood Infrastructure Financing Authority, California,          9/12 at 100.00           AAA         2,024,009
                     Infrastructure Revenue Refunding Bonds, Series 2002A,
                     5.125%, 9/02/24 - FSA Insured
                  Brentwood Infrastructure Financing Authority, Contra Costa
                  County, California, Capital Improvement Revenue Bonds, Series
                  2001:
          1,110      5.375%, 11/01/18 - FSA Insured                                 11/11 at 100.00           AAA         1,171,871
          1,165      5.375%, 11/01/19 - FSA Insured                                 11/11 at 100.00           AAA         1,229,937
          2,000   Capistrano Unified School District, Orange County,                 9/13 at 100.00           N/R         1,745,120
                     California, Special Tax Bonds, Community Facilities
                     District 90-2 - Talega, Series 2003, 6.000%, 9/01/33
            710   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           656,963
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          1,225   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           998,779
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured
          3,490   Fontana, California, Senior Special Tax Refunding Bonds,           9/09 at 101.00             A         3,501,552
                     Heritage Village Community Facilities District 2, Series
                     1998A, 5.250%, 9/01/17 - NPFG Insured
          1,125   Fontana, California, Special Tax Bonds, Sierra Community           9/14 at 100.00           N/R           876,859
                     Facilities District 22, Series 2004, 6.000%, 9/01/34
          3,980   Garden Grove, California, Certificates of Participation,           3/12 at 101.00             A         4,081,211
                     Financing Project, Series 2002A, 5.500%, 3/01/22 - AMBAC
                     Insured
                  Golden State Tobacco Securitization Corporation, California,
                  Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
         37,695      5.000%, 6/01/35 - FGIC Insured                                  6/15 at 100.00            A-        33,455,440
          4,395      5.000%, 6/01/38 - FGIC Insured                                  6/15 at 100.00            A-         3,877,709
          2,850   Hesperia Community Redevelopment Agency, California, Tax           9/15 at 100.00          Baa1         2,149,869
                     Allocation Bonds, Series 2005A, 5.000%, 9/01/35 - SYNCORA
                     GTY Insured
          4,500   Inglewood Redevelopment Agency, California, Tax Allocation           No Opt. Call           N/R         4,445,280
                     Refunding Bonds, Merged Area  Redevelopment Project,
                     Series 1998A, 5.250%, 5/01/23 - AMBAC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            325      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           284,219
            755      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           621,622
            675   Lammersville School District, San Joaquin County, California,      9/16 at 100.00           N/R           453,998
                     Community Facilities District 2002, Mountain House Special
                     Tax Bonds, Series 2006, 5.125%, 9/01/35
          2,000   Lee Lake Water District, Riverside County, California,             9/13 at 102.00           N/R         1,716,500
                     Special Tax Bonds, Community Facilities District 1 of
                     Sycamore Creek, Series 2003, 6.500%, 9/01/24
          1,000   Lindsay Redevelopment Agency, California, Project 1 Tax            8/17 at 100.00          BBB+           818,880
                     Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI
                     Insured
          1,290   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2         1,089,998
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          1,750   Los Angeles County Metropolitan Transportation Authority,          1/10 at 100.00            A1         1,751,085
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                     AMBAC Insured
          1,530   Moreno Valley Unified School District, Riverside County,           3/14 at 100.00           AAA         1,577,629
                     California, Certificates of Participation, Series 2005,
                     5.000%, 3/01/24 - FSA Insured
          3,500   Murrieta Redevelopment Agency, California, Tax Allocation          8/17 at 100.00             A         2,866,080
                     Bonds, Series 2007A, 5.000%, 8/01/37 - NPFG Insured
          9,200   Norco Redevelopment Agency, California, Tax Allocation             3/11 at 102.00             A         9,024,280
                     Refunding Bonds, Project Area 1, Series 2001, 5.000%,
                     3/01/19 - NPFG Insured
                  North Natomas Community Facilities District 4, Sacramento,
                  California, Special Tax Bonds, Series 2006D:
            545      5.000%, 9/01/26                                                 9/14 at 102.00           N/R           422,931
            250      5.000%, 9/01/33                                                 9/14 at 102.00           N/R           181,448

32 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         3,290   Oakland Redevelopment Agency, California, Subordinate Lien         3/13 at 100.00             A   $     3,365,506
                     Tax Allocation Bonds, Central District Redevelopment
                     Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured
          5,600   Palm Springs Financing Authority, California, Lease Revenue       11/11 at 101.00             A         5,477,080
                     Refunding Bonds, Convention Center Project, Series 2001A,
                     5.000%, 11/01/22 - NPFG Insured
          1,000   Palmdale Community Redevelopment Agency, California, Tax          12/14 at 100.00            A-           924,420
                     Allocation Bonds, Merged Redevelopment Project Areas,
                     Series 2004, 5.000%, 12/01/24 - AMBAC Insured
          1,570   Poway Redevelopment Agency, California, Tax Allocation            12/10 at 102.00            AA         1,495,645
                     Refunding Bonds, Paguay Redevelopment Project, Series
                      2000, 5.750%, 6/15/33 - NPFG Insured
            620   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           514,135
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
          1,860   Riverside Redevelopment Agency, California, Tax Allocation         8/13 at 100.00             A         1,796,797
                     Refunding Bonds, Merged Project Areas, Series 2003,
                     5.250%, 8/01/22 - NPFG Insured
            770   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           720,943
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          2,500   Sacramento City Financing Authority, California, Lease               No Opt. Call             A         2,518,150
                     Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                     AMBAC Insured
          1,150   Sacramento, California, Special Tax Bonds, North Natomas           9/14 at 100.00           N/R           928,499
                     Community Facilities District 4, Series 2003C, 6.000%,
                     9/01/33
          2,695   San Jose Financing Authority, California, Lease Revenue            6/12 at 100.00           AA+         2,868,315
                     Refunding Bonds, Civic Center Project, Series 2002B,
                     5.250%, 6/01/19 - AMBAC Insured
          1,000   Washington Unified School District, Yolo County, California,       8/17 at 100.00          BBB+           892,000
                     Certificates of Participation, Series 2007, 5.125%,
                     8/01/37 - AMBAC Insured
            600   West Patterson Financing Authority, California, Special Tax        9/14 at 105.00           N/R           610,068
                     Bonds, Community Facilities District 01-1, Refunding
                     Series 2009A, 8.625%, 9/01/39
          2,810   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R         2,321,257
                     Bonds, Community Facilities District 01-1, Series 2003B,
                     7.000%, 9/01/38
          2,000   West Patterson Financing Authority, California, Special Tax        9/13 at 102.00           N/R         1,436,400
                     Bonds, Community Facilities District 01-1, Series 2004B,
                     6.000%, 9/01/39
          1,350   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R           987,539
                     Bonds, Community Facilities District 2001-1, Series 2004A,
                     6.125%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
        121,475   Total Tax Obligation/Limited                                                                          110,835,470
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 20.6% (13.6% OF TOTAL INVESTMENTS)
          1,430   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         1,459,673
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
            830   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA           940,816
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          8,150   Foothill/Eastern Transportation Corridor Agency, California,       1/10 at 101.00          BBB-         6,487,889
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.750%,
                     1/15/40
          8,515   Los Angeles Harbors Department, California, Revenue Refunding      8/11 at 100.00            AA         8,691,261
                     Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                     (Alternative Minimum Tax)
            120   Palm Springs Financing Authority, California, Palm Springs         7/14 at 102.00           N/R           102,238
                     International Airport Revenue Bonds, Series 2006, 5.450%,
                     7/01/20 (Alternative Minimum Tax)
         22,825   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00            A1        22,715,211
                     5.750%, 11/01/29 - FGIC Insured
         23,275   San Francisco Airports Commission, California, Revenue Bonds,      5/10 at 101.00           AAA        23,467,018
                     San Francisco International Airport, Second Series 2000,
                     Issue 24A, 5.750%, 5/01/30 - FSA Insured (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         65,145   Total Transportation                                                                                   63,864,106
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 27.8% (18.4% OF TOTAL INVESTMENTS) (4)
          9,750   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa        10,877,198
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
            115   California Department of Water Resources, Water System            12/11 at 100.00           AAA           126,355
                     Revenue Bonds, Central Valley Project, Series 2001W,
                     5.250%, 12/01/22 (Pre-refunded 12/01/11) - FSA Insured
          1,500   California Health Facilities Financing Authority, Revenue         12/09 at 101.00       N/R (4)         1,536,585
                     Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
                     12/01/30 (Pre-refunded 12/01/09)

                                                           Nuveen Investments 33

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         8,400   California Health Facilities Financing Authority, Revenue         10/09 at 100.50           AAA   $     8,512,140
                     Bonds, Kaiser Permanente System, Series 1998B, 5.250%,
                     10/01/14 (ETM)
            715   California Statewide Community Development Authority, Revenue     10/15 at 100.00       N/R (4)           792,463
                     Bonds, Thomas Jefferson School of Law, Series 2005A,
                     4.875%, 10/01/31 (Pre-refunded 10/01/15)
          4,370   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         4,881,946
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)
          1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)         2,345,421
                     Community Facilities District 03-1, Series 2003A, 6.500%,
                     9/01/25 (Pre-refunded 9/01/13)
          1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)         1,588,209
                     Community Facilities District 03-1, Series 2004, 6.000%,
                     9/01/34 (Pre-refunded 9/01/13)
         10,845   Los Angeles Unified School District, California, General           7/12 at 100.00       AA- (4)        12,026,346
                     Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                     (Pre-refunded 7/01/12) - MBIA Insured
                  Northern California Tobacco Securitization Authority, Tobacco
                  Settlement Asset-Backed Bonds, Series 2001A:
          2,500      5.250%, 6/01/31 (Pre-refunded 6/01/11)                          6/11 at 100.00           AAA         2,694,050
          4,500      5.375%, 6/01/41 (Pre-refunded 6/01/11)                          6/11 at 100.00           AAA         4,859,055
          5,840   Orange County Water District, California, Revenue                  2/10 at 101.00           AAA         5,916,913
                     Certificates of Participation, Series 1999A, 5.375%,
                     8/15/29 (ETM)
            175   Port of Oakland, California, Revenue Bonds, Series 2000K,          5/10 at 100.00        A1 (4)           180,369
                     5.750%, 11/01/29 (Pre-refunded 5/01/10) - FGIC Insured
          6,530   Poway Redevelopment Agency, California, Tax Allocation            12/10 at 102.00       N/R (4)         7,097,457
                     Refunding Bonds, Paguay Redevelopment Project, Series
                     2000, 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA
                     Insured
          4,000   Puerto Rico, General Obligation and Public Improvement Bonds,      7/10 at 100.00         A (4)         4,157,040
                     Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) - NPFG
                     Insured
          2,860   Tobacco Securitization Authority of Southern California,           6/12 at 100.00           AAA         3,160,472
                     Tobacco Settlement Asset-Backed Bonds, San Diego County
                     Tobacco Asset Securitization Corporation, Senior Series
                     2001A, 5.250%, 6/01/27 (Pre-refunded 6/01/12)
            700   University of California, Certificates of Participation, San       1/10 at 101.00       Aa1 (4)           718,179
                     Diego and Sacramento Campus Projects, Series 2002A,
                     5.250%, 1/01/22 (Pre-refunded 1/01/10)
         11,305   University of California, Revenue Bonds, Multi-Purpose             9/10 at 101.00        AA (4)        11,932,993
                     Projects, Series 2002O, 5.000%, 9/01/21 (Pre-refunded
                     9/01/10) - FGIC Insured
          2,500   Whittier, California, Health Facility Revenue Bonds,               6/12 at 101.00       N/R (4)         2,827,025
                     Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                     6/01/22 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         79,880   Total U.S. Guaranteed                                                                                  86,230,216
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 4.5% (2.9% OF TOTAL INVESTMENTS)
          3,630   Imperial Irrigation District, California, Certificates of         11/13 at 100.00           AAA         3,777,596
                     Participation, Electric System Revenue Bonds, Series 2003,
                     5.250%, 11/01/23 - FSA Insured
          3,775   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         3,379,682
                     Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
          5,500   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00           AAA         5,594,215
                     System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 -
                     FSA Insured (UB)
          1,270   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R         1,065,809
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,175   Total Utilities                                                                                        13,817,302
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 6.0% (4.0% OF TOTAL INVESTMENTS)
            875   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           836,561
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          2,500   Indio Water Authority, California, Water Revenue Bonds,            4/16 at 100.00            A+         2,410,350
                     Series 2006, 5.000%, 4/01/31 - AMBAC Insured
            835   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           804,907
                     Certificate of Participation, Series 2006, 5.000%,
                     6/01/31 - NPFG Insured
          8,250   Pico Rivera Water Authority, California, Revenue Bonds,           12/11 at 102.00           N/R         6,951,698
                     Series 2001A, 6.250%, 12/01/32

34 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         2,250   Sacramento County Sanitation District Financing Authority,         6/16 at 100.00            AA   $     2,278,103
                     California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                     FGIC Insured
          5,115   San Francisco City and County Public Utilities Commission,        11/12 at 100.00           AA-         5,438,524
                     California, Water Revenue Bonds, Series 2002A, 5.000%,
                     11/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         19,825   Total Water and Sewer                                                                                  18,720,143
------------------------------------------------------------------------------------------------------------------------------------
$       497,641   Total Long-Term Investments (cost $477,022,793) - 150.3%                                              466,148,682
------------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

                  WATER AND SEWER - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         1,900   Metropolitan Water District of Southern California, Water          9/09 at 100.00           A-1         1,900,000
                     Revenue Bonds, Variable Rate Demand Obligations, Series
                     2008A-1, 0.240%, 7/01/37 (5)
===============---------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $1,900,000)                                                          1,900,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $478,922,793) - 150.9%                                                        468,048,682
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (9.2)%                                                                    (28,545,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.0%                                                                    6,234,584
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (43.7)% (6)                                    (135,525,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   310,213,266
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 35

NVX | Nuveen California Dividend Advantage Municipal Fund 2
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 7.0% (4.7% OF TOTAL INVESTMENTS)
$           615   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       561,839
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          4,515   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00          Baa3         3,591,141
                     Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                     Funding Corporation, Series 2002A, 5.500%, 6/01/33
          4,000   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         3,120,040
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         13,480   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB         7,101,264
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         22,610   Total Consumer Staples                                                                                 14,374,284
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 8.7% (5.8% OF TOTAL
                     INVESTMENTS)
          2,000   California Educational Facilities Authority, Revenue Bonds,        6/11 at 101.00           AAA         2,058,320
                     Stanford University, Series 2001Q, 5.250%, 12/01/32
          2,745   California Educational Facilities Authority, Revenue Bonds,       10/18 at 100.00           AA+         3,010,332
                     University of Southern California, Tender Option Bond
                     Trust 09-11B, 16.819%, 10/01/38 (IF)
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            125      5.000%, 11/01/21                                               11/15 at 100.00            A2           125,915
            165      5.000%, 11/01/25                                               11/15 at 100.00            A2           159,832
          3,750   California Educational Facilities Authority, Student Loan          9/09 at 101.00          Baa1         3,694,838
                     Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                     3/01/21 - NPFG Insured (Alternative Minimum Tax)
          2,945   California State Public Works Board, Lease Revenue Bonds,          3/18 at 100.00           Aa2         2,912,900
                     University of California Regents, Trust 1065, 9.041%,
                     3/01/33 (IF)
            620   California Statewide Community Development Authority, Revenue     10/13 at 100.00           N/R           459,532
                     Bonds, Notre Dame de Namur University, Series 2003,
                     6.500%, 10/01/23
          3,000   Long Beach Bond Financing Authority, California, Lease            11/11 at 101.00           BBB         2,656,620
                     Revenue Refunding Bonds, Long Beach Aquarium of the South
                     Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
          2,680   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1         2,702,324
                     Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         18,030   Total Education and Civic Organizations                                                                17,780,613
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 18.9% (12.5% OF TOTAL INVESTMENTS)
          2,000   California Health Facilities Financing Authority, Revenue          4/12 at 100.00          BBB+         1,975,580
                     Bonds, Casa Colina Inc., Series 2001, 6.000%, 4/01/22
            415   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           369,562
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          9,260   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         8,357,520
                     Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)
            500   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00            A+           502,940
                     Bonds, Kaiser Hospital Assistance  LLC, Series 2001A,
                     5.550%, 8/01/31
          2,520   California Statewide Communities Development Authority,            3/15 at 100.00             A         2,204,874
                     Revenue Bonds, Adventist Health System West, Series 2005A,
                     5.000%, 3/01/35
                  California Statewide Communities Development Authority,
                  Revenue Bonds, Saint Joseph Health System, Trust 2554:
          1,325      18.101%, 7/01/47 - FSA Insured (IF)                             7/18 at 100.00           AAA         1,326,484
            998      18.134%, 7/01/47 - FSA Insured (IF)                             7/18 at 100.00           AAA           998,617
                  California Statewide Communities Development Authority,
                  Revenue Bonds, ValleyCare Health System, Series 2007A:
            900      4.800%, 7/15/17                                                   No Opt. Call           N/R           751,959
          2,225      5.125%, 7/15/31                                                 7/17 at 100.00           N/R         1,467,454
          2,185   California Statewide Community Development Authority, Health         No Opt. Call            A+         2,328,227
                     Facility Revenue Refunding Bonds, Memorial Health
                     Services, Series 2003A, 6.000%, 10/01/11
          2,500   California Statewide Community Development Authority,              6/13 at 100.00           AAA         2,665,400
                     Hospital Revenue Bonds, Monterey Peninsula Hospital,
                     Series 2003B, 5.250%, 6/01/18 - FSA Insured

36 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         1,755   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+   $     1,564,477
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
            425   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+           411,545
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          1,000   California Statewide Community Development Authority, Revenue      8/18 at 100.00           AAA           998,460
                     Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 - FSA
                     Insured
          6,020   California Statewide Community Development Authority, Revenue     11/15 at 100.00           Aa3         5,215,780
                     Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43
          2,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/18 at 100.00           BBB         2,093,660
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
          5,785   Rancho Mirage Joint Powers Financing Authority, California,        7/17 at 100.00            A3         5,192,095
                     Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                     5.000%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
         41,813   Total Health Care                                                                                      38,424,634
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 5.2% (3.5% OF TOTAL INVESTMENTS)
          5,962   California Statewide Community Development Authority,              6/11 at 102.00           AAA         6,189,450
                     Multifamily Housing Revenue Refunding Bonds, Claremont
                     Village Apartments, Series 2001D, 5.500%, 6/01/31
                     (Mandatory put 6/01/16) (Alternative Minimum Tax)
            205   Independent Cities Lease Finance Authority, California, Mobile     5/16 at 100.00           N/R           152,165
                     Home Park Revenue Bonds, San Juan Mobile Estates, Series
                     2006B, 5.850%, 5/15/41
          1,055   Rohnert Park Finance Authority, California, Senior Lien            9/13 at 100.00            A+           931,101
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                     5.750%, 9/15/38
            700   Rohnert Park Finance Authority, California, Subordinate Lien       9/13 at 100.00           N/R           603,610
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                     6.625%, 9/15/38
          3,045   Yucaipa Redevelopment Agency, California, Mobile Home Park         5/11 at 102.00           N/R         2,731,395
                     Revenue Bonds, Rancho del Sol and Grandview, Series 2001A,
                     6.750%, 5/15/36
------------------------------------------------------------------------------------------------------------------------------------
         10,967   Total Housing/Multifamily                                                                              10,607,721
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)
            405   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           409,779
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
          3,290   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         2,061,744
                     Bonds, Series 2007M, Trust 1021, 7.286%, 8/01/31
                     (Alternative Minimum Tax) (IF)
            440   California Rural Home Mortgage Finance Authority,                  6/11 at 102.00           AAA           443,753
                     Mortgage-Backed Securities Program Single Family Mortgage
                     Revenue Bonds, Series 2001A, 5.650%, 12/01/31 (Alternative
                     Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,135   Total Housing/Single Family                                                                             2,915,276
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)
          1,250   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB         1,152,200
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
          3,175   California Statewide Communities Development Authority,              No Opt. Call            BB         2,064,703
                     Revenue Bonds, EnerTech Regional Biosolids Project, Series
                     2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          4,425   Total Industrials                                                                                       3,216,903
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.1% (1.4% OF TOTAL INVESTMENTS)
          1,550   California Health Facilities Financing Authority, Cal-Mortgage     1/13 at 100.00             A         1,513,219
                     Insured Revenue Bonds, Northern California Retired Officers
                     Community Corporation - Paradise Valley Estates, Series
                     2002, 5.125%, 1/01/22
          3,750   California Statewide Communities Development Authority,           12/17 at 100.00           Ba1         2,706,375
                     Revenue Bonds, Inland Regional Center Project, Series 2007,
                     5.375%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
          5,300   Total Long-Term Care                                                                                    4,219,594
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 10.2% (6.8% OF TOTAL INVESTMENTS)
         10,000   California State, General Obligation Bonds, Series 2006CD,        12/15 at 100.00           AA-         8,035,200
                     4.600%, 12/01/32 (Alternative Minimum Tax)
          3,615   Colton Joint Unified School District, San Bernardino County,       8/12 at 102.00             A         3,734,259
                     California, General Obligation Bonds, Series 2002A, 5.500%,
                     8/01/22 - FGIC Insured

                                                           Nuveen Investments 37

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
                  Contra Costa County Community College District, California,
                  General Obligation Bonds, Series 2002:
$         3,005      5.000%, 8/01/21 - FGIC Insured                                  8/12 at 100.00            AA  $      3,211,654
          3,300      5.000%, 8/01/22 - FGIC Insured                                  8/12 at 100.00            AA         3,436,686
          2,000   Puerto Rico, General Obligation and Public Improvement Bonds,        No Opt. Call             A         2,020,980
                     Series 2001A, 5.500%, 7/01/20 - NPFG Insured
            355   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           364,489
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         22,275   Total Tax Obligation/General                                                                           20,803,268
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 22.9% (15.2% OF TOTAL INVESTMENTS)
                  Beaumont Financing Authority, California, Local Agency
                  Revenue Bonds, Series 2004D:
            650      5.500%, 9/01/24                                                 9/14 at 102.00           N/R           550,966
            385      5.800%, 9/01/35                                                 9/14 at 102.00           N/R           312,651
          1,240   Borrego Water District, California, Community Facilities           8/17 at 102.00           N/R         1,002,205
                     District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                     5.750%, 8/01/25
          4,900   California State Public Works Board, Lease Revenue Bonds,         12/13 at 100.00            A-         5,132,799
                     Department of Corrections, Series 2003C, 5.500%, 6/01/16
          2,105   California, Economic Recovery Revenue Bonds, Series 2004A,         7/14 at 100.00             A         2,292,029
                     5.000%, 7/01/15
          1,200   Capistrano Unified School District, Orange County,                 9/13 at 100.00           N/R         1,047,072
                     California, Special Tax Bonds, Community Facilities
                     District 90-2 - Talega, Series 2003, 6.000%, 9/01/33
            435   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           402,506
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          4,845   Encinitas Public Financing Authority, California, Lease           10/09 at 101.00           AA+         4,883,857
                     Revenue Bonds, Acquisition Project, Series 2001A, 5.250%,
                     4/01/31 - NPFG Insured
            750   Fontana, California, Special Tax Bonds, Sierra Community           9/14 at 100.00           N/R           584,573
                     Facilities District 22, Series 2004, 6.000%, 9/01/34
          1,785   Hawthorne Community Redevelopment Agency, California, Project      9/16 at 100.00            A-         1,526,853
                     Area 2 Tax Allocation Bonds, Series 2006, 5.250%,
                     9/01/36 - SYNCORA GTY Insured
          1,800   Hesperia Unified School District, San Bernardino County,           2/17 at 100.00          BBB+         1,499,454
                     California, Certificates of Participation, Capital
                     Improvement, Series 2007, 5.000%, 2/01/41 - AMBAC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            205      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           179,277
            470      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           386,970
          2,000   Lake Elsinore Public Finance Authority, California, Local         10/13 at 102.00           N/R         1,780,160
                     Agency Revenue Refunding Bonds, Series 2003H, 6.000%,
                     10/01/20
            415   Lammersville School District, San Joaquin County, California,      9/16 at 100.00           N/R           279,125
                     Community Facilities District 2002, Mountain House Special
                     Tax Bonds, Series 2006, 5.125%, 9/01/35
          1,265   Lee Lake Water District, Riverside County, California,             9/13 at 102.00           N/R         1,085,686
                     Special Tax Bonds, Community Facilities District 1 of
                     Sycamore Creek, Series 2003, 6.500%, 9/01/24
            800   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2           675,968
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          2,795   Los Angeles County Metropolitan Transportation Authority,          1/10 at 100.00            A1         2,796,733
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                     AMBAC Insured
            495   North Natomas Community Facilities District 4, Sacramento,         9/14 at 102.00           N/R           359,266
                     California, Special Tax Bonds, Series 2006D, 5.000%,
                     9/01/33
          2,000   Orange County, California, Special Tax Bonds, Community            8/11 at 101.00           N/R         1,766,140
                     Facilities District 02-1 of Ladera Ranch, Series 2003A,
                     5.550%, 8/15/33
            385   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           319,261
                     Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
                     - SYNCORA GTY Insured
            475   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           444,738
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
            700   Sacramento, California, Special Tax Bonds, North Natomas           9/14 at 100.00           N/R           565,173
                     Community Facilities District 4, Series 2003C, 6.000%,
                     9/01/33

38 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  San Buenaventura Redevelopment Agency, California, Merged
                  Project Areas Tax Allocation Bonds, Series 2008:
$         1,000      7.750%, 8/01/28                                                 8/16 at 102.00             A   $     1,096,190
          1,325      8.000%, 8/01/38                                                 8/16 at 102.00             A         1,439,626
          1,530   San Marcos Public Facilities Authority, California, Tax            8/15 at 100.00            A-         1,269,013
                     Allocation Bonds, Project Areas 2 and 3, Series 2005C,
                     5.000%, 8/01/35 - AMBAC Insured
            825   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R           718,435
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
            415   West Patterson Financing Authority, California, Special Tax        9/14 at 105.00           N/R           421,964
                     Bonds, Community Facilities District 01-1, Refunding
                     Series 2009A, 8.625%, 9/01/39
          1,930   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R         1,601,012
                     Bonds, Community Facilities District 01-1, Series 2003B,
                     6.750%, 9/01/30
            500   West Patterson Financing Authority, California, Special Tax        9/13 at 102.00           N/R           359,100
                     Bonds, Community Facilities District 01-1, Series 2004B,
                     6.000%, 9/01/39
            850   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R           621,784
                     Bonds, Community Facilities District 2001-1, Series 2004A,
                     6.125%, 9/01/39
         10,000   Western Placer Unified School District, Placer County,             8/18 at 100.00           AAA         9,343,299
                     California, Certificates of Participation, Series 2008,
                     5.000%, 8/01/47 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         50,475   Total Tax Obligation/Limited                                                                           46,743,885
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 11.4% (7.5% OF TOTAL INVESTMENTS)
          1,930   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA         1,970,048
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
          1,430   Bay Area Toll Authority, California, Revenue Bonds, San            4/18 at 100.00            AA         1,620,924
                     Francisco Bay Area Toll Bridge, Series 2008, Trust 3211,
                     13.298%, 4/01/39 (IF)
          7,000   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         5,972,260
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/27
          5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,         11/12 at 100.00            A1         5,589,133
                     5.000%, 11/01/16 - NPFG Insured (Alternative Minimum Tax)
                  San Francisco Airports Commission, California, Revenue Bonds,
                  San Francisco International Airport, Second Series 2003, Issue
                  29A:
          2,430      5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)        5/13 at 100.00            A1         2,430,608
          2,555      5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)        5/13 at 100.00            A1         2,538,955
          1,000   San Francisco Airports Commission, California, Revenue Bonds,      5/13 at 100.00            A1         1,042,810
                     San Francisco International Airport, Second Series 2003,
                     Issue 29B, 5.125%, 5/01/17 - FGIC Insured
          2,000   San Francisco Airports Commission, California, Revenue             5/12 at 100.00            A1         2,006,260
                     Refunding Bonds, San Francisco International Airport,
                     Second Series 2002, Issue 28A, 5.250%, 5/01/17 - NPFG
                     Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         23,930   Total Transportation                                                                                   23,170,998
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 42.2% (28.0% OF TOTAL INVESTMENTS) (4)
          9,000   Anitoch Area Public Facilities Financing Agency, California,       8/11 at 100.00         A (4)         9,770,129
                     Special Tax Bonds, Community Facilities District 1989-1,
                     Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) - MBIA
                     Insured
          6,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         6,693,660
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
            450   California Statewide Community Development Authority, Revenue     10/15 at 100.00       N/R (4)           498,753
                     Bonds, Thomas Jefferson School of Law, Series 2005A,
                     4.875%, 10/01/31 (Pre-refunded 10/01/15)
          4,000   Daly City Housing Development Finance Agency, California,         12/13 at 102.00       N/R (4)         4,758,080
                     Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                     Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded
                     12/15/13)
          4,900   East Bay Municipal Utility District, Alameda and Contra Costa      6/11 at 100.00           AAA         5,265,344
                     Counties, California, Water System Subordinated Revenue
                     Bonds, Series 2001, 5.000%, 6/01/26 (Pre-refunded
                     6/01/11) - MBIA Insured
          2,690   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         3,005,134
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)
          1,170   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)         1,414,507
                     Community Facilities District 03-1, Series 2003A, 6.500%,
                     9/01/25 (Pre-refunded 9/01/13)

                                                           Nuveen Investments 39

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$           885   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)   $     1,052,858
                     Community Facilities District 03-1, Series 2004, 6.000%,
                     9/01/34 (Pre-refunded 9/01/13)
          1,530   Los Angeles Unified School District, California, General           7/10 at 100.00       AA- (4)         1,594,107
                     Obligation Bonds, Series 2000D, 5.375%, 7/01/25
                     (Pre-refunded 7/01/10) - FGIC Insured
          9,510   Los Angeles Unified School District, California, General           7/12 at 100.00       AA- (4)        10,545,923
                     Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                     (Pre-refunded 7/01/12) - MBIA Insured
          3,000   Northern California Tobacco Securitization Authority, Tobacco      6/11 at 100.00           AAA         3,239,370
                     Settlement Asset-Backed Bonds, Series 2001A, 5.375%,
                     6/01/41 (Pre-refunded 6/01/11)
          2,000   Puerto Rico Public Finance Corporation, Commonwealth                 No Opt. Call           AAA         2,442,340
                     Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)
          6,000   Riverside County Redevelopment Agency, California, Tax            10/11 at 102.00        A- (4)         6,670,500
                     Allocation Bonds, Jurupa Valley Project Area, Series 2001,
                     5.250%, 10/01/35 (Pre-refunded 10/01/11) - AMBAC Insured
         12,090   Santa Clara Valley Transportation Authority, California,           6/11 at 100.00           AAA        12,991,428
                     Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                     (Pre-refunded 6/01/11) - MBIA Insured
          4,050   Santa Rosa High School District, Sonoma County, California,        5/11 at 101.00        A+ (4)         4,399,232
                     General Obligation Bonds, Series 2001, 5.300%, 5/01/26
                     (Pre-refunded 5/01/11) - FGIC Insured
          6,200   Southwestern Community College District, San Diego County,         8/11 at 101.00       AA- (4)         6,806,360
                     California, General Obligation Bonds, Series 2001, 5.375%,
                     8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured
          2,800   Tobacco Securitization Authority of Southern California,           6/12 at 100.00           AAA         3,112,984
                     Tobacco Settlement Asset-Backed Bonds, San Diego County
                     Tobacco Asset Securitization Corporation, Senior Series
                     2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)
          1,500   Whittier, California, Health Facility Revenue Bonds,               6/12 at 101.00       N/R (4)         1,696,215
                     Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                     6/01/22 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         77,775   Total U.S. Guaranteed                                                                                  85,956,924
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 8.1% (5.4% OF TOTAL INVESTMENTS)
          5,000   Anaheim Public Finance Authority, California, Second Lien         10/14 at 100.00            A+         5,274,850
                     Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                     10/01/21 - NPFG Insured
          2,355   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         2,108,384
                     Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
          1,000   Los Angeles Department of Water and Power, California, Power       7/13 at 100.00           AA-         1,033,330
                     System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 -
                     NPFG Insured
            500   Los Angeles Department of Water and Power, California, Power       7/15 at 100.00           AAA           508,565
                     System Revenue Bonds, Series 2008, 5.000%, 7/01/31 - FSA
                     Insured (UB)
                  Merced Irrigation District, California, Electric System
                  Revenue Bonds, Series 2005:
            790      5.125%, 9/01/31 - SYNCORA GTY Insured                           9/15 at 100.00           N/R           662,984
          1,500      5.250%, 9/01/36 - SYNCORA GTY Insured                           9/15 at 100.00           N/R         1,236,585
          2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,       7/13 at 100.00            A1         2,061,380
                     Series 2003A, 5.250%, 7/01/20 - NPFG Insured
          4,000   Southern California Public Power Authority, Natural Gas              No Opt. Call             A         3,671,560
                     Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33
------------------------------------------------------------------------------------------------------------------------------------
         17,145   Total Utilities                                                                                        16,557,638
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 11.0% (7.3% OF TOTAL INVESTMENTS)
          1,400   Castaic Lake Water Agency, California, Certificates of             8/16 at 100.00           AA-         1,342,012
                     Participation, Series 2006C, 5.000%, 8/01/36 - NPFG Insured
            545   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           521,058
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          1,160   Metropolitan Water District of Southern California,                7/19 at 100.00           AAA         1,297,808
                     Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B,
                     16.669%, 7/01/35 (IF)
          1,500   Orange County Water District, California, Revenue                  8/19 at 100.00           AAA         1,584,480
                     Certificates of Participation, Tender Option Bond Trust
                     11782-1, 17.291%, 8/15/41 (IF)
            750   Sacramento County Sanitation District Financing Authority,         6/16 at 100.00            AA           759,368
                     California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                     FGIC Insured
          1,700   San Buenaventura, California, Wastewater Revenue Certificates      3/14 at 100.00            AA         1,738,454
                     of Participation, Series 2004, 5.000%, 3/01/24 - NPFG
                     Insured

40 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         4,785   San Diego Public Facilities Financing Authority, California,       8/12 at 100.00            A+   $     4,875,580
                     Subordinate Lien Water Revenue Bonds, Series 2002, 5.000%,
                     8/01/21 - NPFG Insured
         10,000   San Francisco City and County Public Utilities Commission,         4/13 at 100.00            A+        10,365,799
                     California, Clean Water Revenue Refunding Bonds, Series
                     2003A, 5.250%, 10/01/20 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         21,840   Total Water and Sewer                                                                                  22,484,559
------------------------------------------------------------------------------------------------------------------------------------
$       320,720   Total Investments (cost $312,967,337) - 150.7%                                                        307,256,297
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.4)%                                                                     (8,905,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.9%                                                                    3,759,248
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (48.2)% (5)                                     (98,275,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   203,835,545
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 41

NZH | Nuveen California Dividend Advantage Municipal Fund 3
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 7.5% (4.9% OF TOTAL INVESTMENTS)
$           995   California County Tobacco Securitization Agency, Tobacco           6/15 at 100.00           BBB   $       908,992
                     Settlement Asset-Backed Bonds, Sonoma County Tobacco
                     Securitization Corporation, Series 2005, 4.250%, 6/01/21
          7,500   Golden State Tobacco Securitization Corporation, California,       6/17 at 100.00           BBB         5,850,075
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-1, 5.750%, 6/01/47
         29,660   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB        15,624,883
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
         38,155   Total Consumer Staples                                                                                 22,383,950
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 4.5% (3.0% OF TOTAL
                     INVESTMENTS)
            290   California Educational Facilities Authority, Revenue Bonds,       10/15 at 100.00            A3           268,891
                     University of Redlands, Series 2005A, 5.000%, 10/01/35
                  California Educational Facilities Authority, Revenue Bonds,
                  University of the Pacific, Series 2006:
            200      5.000%, 11/01/21                                               11/15 at 100.00            A2           201,464
            270      5.000%, 11/01/25                                               11/15 at 100.00            A2           261,544
          2,250   California Educational Facilities Authority, Student Loan          9/09 at 101.00          Baa1         2,216,903
                     Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
                     3/01/21 - NPFG Insured (Alternative Minimum Tax)
          6,000   California State University, Systemwide Revenue Bonds, Series     11/15 at 100.00           Aa3         6,069,420
                     2005C, 5.000%, 11/01/27 - NPFG Insured
            620   California Statewide Community Development Authority, Revenue     10/13 at 100.00           N/R           459,532
                     Bonds, Notre Dame de Namur University, Series 2003,
                     6.500%, 10/01/23
          4,000   University of California, Revenue Bonds, Multi-Purpose             5/13 at 100.00           Aa1         4,134,720
                     Projects, Series 2003A, 5.000%, 5/15/23 - AMBAC Insured
                     (UB)
------------------------------------------------------------------------------------------------------------------------------------
         13,630   Total Education and Civic Organizations                                                                13,612,474
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 27.7% (18.1% OF TOTAL INVESTMENTS)
                  California Health Facilities Financing Authority, Revenue
                  Bonds, Casa Colina Inc., Series 2001:
          4,000      6.000%, 4/01/22                                                 4/12 at 100.00          BBB+         3,951,160
          2,000      6.125%, 4/01/32                                                 4/12 at 100.00          BBB+         1,858,200
            670   California Health Facilities Financing Authority, Revenue          4/16 at 100.00            A+           596,642
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     4/01/37
          2,000   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         1,736,400
                     Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 -
                     NPFG Insured
          5,125   California Health Facilities Financing Authority, Revenue         11/16 at 100.00           Aa3         4,589,922
                     Bonds, Sutter Health, Tender Option Bond Trust 3175,
                     12.384%, 11/15/46 (IF)
          9,000   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00            A+         9,052,920
                     Bonds, Kaiser Hospital Assistance  LLC, Series 2001A,
                     5.550%, 8/01/31
          2,520   California Statewide Communities Development Authority,            3/15 at 100.00             A         2,204,874
                     Revenue Bonds, Adventist Health System West, Series 2005A,
                     5.000%, 3/01/35
          1,650   California Statewide Communities Development Authority,            3/18 at 100.00           AAA         1,576,460
                     Revenue Bonds, Adventist Health System West, Series 2007B,
                     5.000%, 3/01/37 - AGC Insured
          1,594   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,595,285
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
                  California Statewide Communities Development Authority,
                  Revenue Bonds, ValleyCare Health System, Series 2007A:
            900      4.800%, 7/15/17                                                   No Opt. Call           N/R           751,959
          3,435      5.125%, 7/15/31                                                 7/17 at 100.00           N/R         2,265,486
          6,525   California Statewide Community Development Authority, Health         No Opt. Call            A+         7,102,202
                     Facility Revenue Refunding Bonds, Memorial Health
                     Services, Series 2003A, 6.000%, 10/01/12
          6,450   California Statewide Community Development Authority,              6/13 at 100.00           AAA         6,876,732
                     Hospital Revenue Bonds, Monterey Peninsula Hospital,
                     Series 2003B, 5.250%, 6/01/18 - FSA Insured
          4,500   California Statewide Community Development Authority, Insured      7/17 at 100.00           AAA         4,492,890
                     Health Facility Revenue Bonds, Catholic Healthcare West,
                     Series 2008K, 5.500%, 7/01/41 - AGC Insured
          7,665   California Statewide Community Development Authority, Insured     11/09 at 102.00             A         7,673,968
                     Mortgage Hospital Revenue Bonds, Mission Community
                     Hospital, Series 2001, 5.375%, 11/01/21

42 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$        12,425   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+   $    11,076,141
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
            645   California Statewide Community Development Authority, Revenue      8/16 at 100.00            A+           624,579
                     Bonds, Kaiser Permanente System, Series 2001C, 5.250%,
                     8/01/31
          6,720   California Statewide Community Development Authority, Revenue     11/16 at 100.00           Aa3         4,540,435
                     Bonds, Sutter Health, Tender Option Bond Trust 3046,
                     12.220%, 11/15/46 (IF)
          2,950   Loma Linda, California, Hospital Revenue Bonds, Loma Linda        12/18 at 100.00           BBB         3,088,149
                     University Medical Center, Series 2008A, 8.250%, 12/01/38
                  Rancho Mirage Joint Powers Financing Authority, California,
                  Revenue Bonds, Eisenhower Medical Center, Series 2007A:
          5,790      5.000%, 7/01/38                                                 7/17 at 100.00            A3         5,196,583
          2,500      5.000%, 7/01/47                                                 7/17 at 100.00            A3         2,159,025
------------------------------------------------------------------------------------------------------------------------------------
         89,064   Total Health Care                                                                                      83,010,012
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)
            325   Independent Cities Lease Finance Authority, California, Mobile     5/16 at 100.00           N/R           241,238
                     Home Park Revenue Bonds, San Juan Mobile Estates, Series
                     2006B, 5.850%, 5/15/41
          1,735   Rohnert Park Finance Authority, California, Senior Lien            9/13 at 100.00            A+         1,531,242
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                     5.750%, 9/15/38
          1,125   Rohnert Park Finance Authority, California, Subordinate Lien       9/13 at 100.00           N/R           970,088
                     Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                     6.625%, 9/15/38
          3,610   San Bernardino County Housing Authority, California, GNMA         11/11 at 105.00           Aaa         3,738,769
                     Collateralized Multifamily Mortgage Revenue Bonds, Pacific
                     Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41
                  San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                  Mortgage-Backed Securities Program, Lenzen Housing, Series
                  2001B:
          1,250      5.350%, 2/20/26 (Alternative Minimum Tax)                       8/11 at 102.00           AAA         1,260,950
          2,880      5.450%, 2/20/43 (Alternative Minimum Tax)                       8/11 at 102.00           AAA         2,887,056
------------------------------------------------------------------------------------------------------------------------------------
         10,925   Total Housing/Multifamily                                                                              10,629,343
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 4.0% (2.6% OF TOTAL INVESTMENTS)
          2,655   California Housing Finance Agency, California, Home Mortgage       2/17 at 100.00           AA-         2,161,455
                     Revenue Bonds, Series 2008, Trust 3137, 13.653%, 8/01/37
                     (Alternative Minimum Tax) (IF)
            670   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           677,906
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
         14,505   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-         9,089,848
                     Bonds, Series 2007M, Trust 1021, 7.286%, 8/01/31
                     (Alternative Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------
         17,830   Total Housing/Single Family                                                                            11,929,209
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,000   California Pollution Control Financing Authority, Solid Waste      1/16 at 102.00           BBB         1,843,520
                     Disposal Revenue Bonds, Waste Management Inc., Series
                     2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
          5,205   California Statewide Communities Development Authority,              No Opt. Call            BB         3,384,812
                     Revenue Bonds, EnerTech Regional Biosolids Project, Series
                     2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          7,205   Total Industrials                                                                                       5,228,332
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,450   California Health Facilities Financing Authority, Cal-Mortgage     1/13 at 100.00             A         2,391,862
                     Insured Revenue Bonds, Northern California Retired Officers
                     Community Corporation - Paradise Valley Estates, Series
                     2002, 5.125%, 1/01/22
                  California Health Facilities Financing Authority, Insured
                  Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
          1,500      5.125%, 3/01/22                                                 3/12 at 101.00             A         1,464,180
          1,315      5.250%, 3/01/32                                                 3/12 at 101.00             A         1,218,532
------------------------------------------------------------------------------------------------------------------------------------
          5,265   Total Long-Term Care                                                                                    5,074,574
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 18.3% (12.0% OF TOTAL INVESTMENTS)
$         9,335   California, General Obligation Bonds, Series 2002, 6.000%,           No Opt. Call           AAA   $    10,510,743
                     2/01/16 - FSA Insured
         14,300   California, General Obligation Veterans Welfare Bonds, Series     12/09 at 100.00           AA-        14,232,789
                     2001BZ, 5.350%, 12/01/21 - NPFG Insured (Alternative
                     Minimum Tax)
          3,000   Contra Costa County Community College District, California,        8/12 at 100.00            AA         3,093,570
                     General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                     FGIC Insured
          2,500   Fullerton Joint Union High School District, Orange County,         8/12 at 100.00           Aa3         2,585,300
                     California, General Obligation Bonds, Series 2002A, 5.000%,
                     8/01/23 - FSA Insured
          2,260   Jurupa Unified School District, Riverside County, California,      8/11 at 101.00             A         2,342,309
                     General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                     FGIC Insured
            870   Puerto Rico, General Obligation and Public Improvement Bonds,      7/11 at 100.00           AAA           871,296
                     Series 2001, 5.000%, 7/01/24 - FSA Insured
            575   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           590,370
                     California, General Obligation Bonds, Series 2006B, 5.000%,
                     8/01/27 - FGIC Insured
         10,810   San Diego Unified School District, San Diego County,               7/11 at 102.00           AAA        11,710,040
                     California, General Obligation Bonds, Election of 1998,
                     Series 2001C, 5.000%, 7/01/26 - FSA Insured
          4,000   San Diego Unified School District, San Diego County,               7/12 at 101.00            AA         4,418,640
                     California, General Obligation Bonds, Election of 1998,
                     Series 2002D, 5.250%, 7/01/21 - FGIC Insured
          2,715   San Jose-Evergreen Community College District, Santa Clara         9/15 at 100.00           Aa2         2,817,491
                     County, California, General Obligation Bonds, Series 2005A,
                     5.000%, 9/01/25 - NPFG Insured
          1,630   West Contra Costa Unified School District, Contra Costa            8/11 at 101.00             A         1,647,148
                     County, California, General Obligation Bonds, Series 2003C,
                     5.000%, 8/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         51,995   Total Tax Obligation/General                                                                           54,819,696
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 39.7% (26.0% OF TOTAL INVESTMENTS)
          2,040   Borrego Water District, California, Community Facilities           8/17 at 102.00           N/R         1,648,789
                     District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                     5.750%, 8/01/25
          7,135   Brentwood Infrastructure Financing Authority, Contra Costa        11/11 at 100.00           AAA         7,191,295
                     County, California, Capital Improvement Revenue Bonds,
                     Series 2001, 5.000%, 11/01/25 - FSA Insured
          8,210   California State Public Works Board, Lease Revenue Bonds,         12/13 at 100.00            A-         8,600,058
                     Department of Corrections, Series 2003C, 5.500%, 6/01/16
          4,000   California State Public Works Board, Lease Revenue Bonds,          3/12 at 100.00            A-         3,738,680
                     Department of General Services, Series 2002B, 5.000%,
                     3/01/27 - AMBAC Insured
          4,510   California State Public Works Board, Lease Revenue Bonds,         12/11 at 102.00            A-         4,231,733
                     Department of Mental Health, Hospital Addition, Series
                     2001A, 5.000%, 12/01/26 - AMBAC Insured
                  Capistrano Unified School District, Orange County, California,
                  Special Tax Bonds, Community Facilities District 90-2 -
                  Talega, Series 2003:
          1,750      5.875%, 9/01/23                                                 9/13 at 100.00           N/R         1,657,373
            550      6.000%, 9/01/33                                                 9/13 at 100.00           N/R           479,908
            715   Capistrano Unified School District, Orange County, California,     9/15 at 100.00             A           661,590
                     Special Tax Bonds, Community Facilities District, Series
                     2005, 5.000%, 9/01/24 - FGIC Insured
          2,160   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB         1,761,113
                     Redevelopment Project Area Tax Allocation Bonds, Series
                     2006, 5.000%, 9/01/38 - AMBAC Insured
          1,125   Fontana, California, Special Tax Bonds, Sierra Community           9/14 at 100.00           N/R           876,859
                     Facilities District 22, Series 2004, 6.000%, 9/01/34
          1,000   Fullerton Community Facilities District 1, California, Special     9/12 at 100.00           N/R           915,620
                     Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22
          5,000   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         4,312,450
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
                  Irvine, California, Unified School District, Community
                  Facilities District Special Tax Bonds, Series 2006A:
            330      5.000%, 9/01/26                                                 9/16 at 100.00           N/R           288,592
            760      5.125%, 9/01/36                                                 9/16 at 100.00           N/R           625,738
          3,000   Lake Elsinore Public Finance Authority, California, Local         10/13 at 102.00           N/R         2,670,240
                     Agency Revenue Refunding Bonds, Series 2003H, 6.000%,
                     10/01/20

44 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           685   Lammersville School District, San Joaquin County, California,      9/16 at 100.00           N/R   $       460,724
                     Community Facilities District 2002, Mountain House Special
                     Tax Bonds, Series 2006, 5.125%, 9/01/35
          5,250   Lammersville School District, San Joaquin County, California,      9/12 at 101.00           N/R         4,707,938
                     Special Tax Bonds, Community Facilities District of
                     Mountain House, Series 2002, 6.300%, 9/01/24
          2,000   Lee Lake Water District, Riverside County, California, Special     9/13 at 102.00           N/R         1,716,500
                     Tax Bonds, Community Facilities District 1 of Sycamore
                     Creek, Series 2003, 6.500%, 9/01/24
          1,000   Lindsay Redevelopment Agency, California, Project 1 Tax            8/17 at 100.00          BBB+           818,880
                     Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI
                     Insured
          5,425   Lodi, California, Certificates of Participation, Public           10/12 at 100.00             A         5,406,284
                     Improvement Financing Project, Series 2002, 5.000%,
                     10/01/26 - NPFG Insured
          1,310   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2         1,106,898
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          1,675   Moreno Valley Unified School District, Riverside County,           3/14 at 100.00           AAA         1,715,619
                     California, Certificates of Participation, Series 2005,
                     5.000%, 3/01/26 - FSA Insured
                  North Natomas Community Facilities District 4, Sacramento,
                  California, Special Tax Bonds, Series 2006D:
            545      5.000%, 9/01/26                                                 9/14 at 102.00           N/R           422,931
            250      5.000%, 9/01/33                                                 9/14 at 102.00           N/R           181,448
          3,000   Oakland Redevelopment Agency, California, Subordinate Lien Tax     3/13 at 100.00             A         3,011,070
                     Allocation Bonds, Central District Redevelopment Project,
                     Series 2003, 5.500%, 9/01/19 - FGIC Insured
          4,520   Ontario Redevelopment Financing Authority, California, Lease       8/11 at 101.00            A+         4,515,118
                     Revenue Bonds, Capital Projects, Series 2001, 5.000%,
                     8/01/24 - AMBAC Insured
          2,000   Orange County, California, Special Tax Bonds, Community            8/11 at 101.00           N/R         1,766,140
                     Facilities District 02-1 of Ladera Ranch, Series 2003A,
                     5.550%, 8/15/33
         11,165   Palm Desert Financing Authority, California, Tax Allocation        4/12 at 102.00             A         9,712,099
                     Revenue Refunding Bonds, Project Area 1, Series 2002,
                     5.100%, 4/01/30 - NPFG Insured
          3,250   Pomona Public Financing Authority, California, Revenue             2/11 at 100.00             A         3,208,953
                     Refunding Bonds, Merged Redevelopment Projects, Series
                     2001AD, 5.000%, 2/01/27 - NPFG Insured
          6,000   Puerto Rico Highway and Transportation Authority, Highway            No Opt. Call           BBB         5,416,380
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured
            625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,     9/15 at 100.00            A-           518,281
                     Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                     SYNCORA GTY Insured
            780   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           730,306
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          1,145   Sacramento, California, Special Tax Bonds, North Natomas           9/14 at 100.00           N/R           924,462
                     Community Facilities District 4, Series 2003C, 6.000%,
                     9/01/33
         14,505   San Diego Redevelopment Agency, California, Tax Allocation         9/11 at 101.00           AAA        14,292,792
                     Bonds, Centre City Project, Series 2001, 5.000%, 9/01/26 -
                     FSA Insured (UB)
          2,300   San Francisco Bay Area Rapid Transit District, California,         7/11 at 100.00           AA+         2,342,596
                     Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                     AMBAC Insured
          1,345   San Mateo Union High School District, San Mateo County,           12/17 at 100.00           N/R         1,171,266
                     California, Certificates of Participation, Phase 1, Series
                     2007A, 5.000%, 12/15/30 - AMBAC Insured
          8,710   South Orange County Public Financing Authority, California,        8/15 at 100.00          BBB+         7,410,642
                     Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                     5.000%, 8/15/32 - AMBAC Insured
            600   West Patterson Financing Authority, California, Special Tax        9/14 at 105.00           N/R           610,068
                     Bonds, Community Facilities District 01-1, Refunding Series
                     2009A, 8.625%, 9/01/39
          2,810   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R         2,321,257
                     Bonds, Community Facilities District 01-1, Series 2003B,
                     7.000%, 9/01/38
          2,000   West Patterson Financing Authority, California, Special Tax        9/13 at 102.00           N/R         1,436,400
                     Bonds, Community Facilities District 01-1, Series 2004B,
                     6.000%, 9/01/39
          1,375   West Patterson Financing Authority, California, Special Tax        9/13 at 103.00           N/R         1,005,826
                     Bonds, Community Facilities District 2001-1, Series 2004A,
                     6.125%, 9/01/39
          2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino    10/11 at 100.00             A         2,325,875
                     County, California, General Obligation Refunding Bonds,
                     Series 2001A, 5.000%, 10/01/26 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        129,055   Total Tax Obligation/Limited                                                                          118,916,791
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 7.1% (4.6% OF TOTAL INVESTMENTS)
$         1,690   Bay Area Toll Authority, California, Revenue Bonds, San            4/16 at 100.00            AA   $     1,725,068
                     Francisco Bay Area Toll Bridge, Series 2006F, 5.000%,
                     4/01/31 (UB)
         11,750   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         9,874,465
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/28
                  San Francisco Airports Commission, California, Revenue Bonds,
                  San Francisco International Airport, Second Series 2003, Issue
                  29B:
          4,110      5.125%, 5/01/17 - FGIC Insured                                  5/13 at 100.00            A1         4,285,949
          5,140      5.125%, 5/01/19 - FGIC Insured                                  5/13 at 100.00            A1         5,293,892
------------------------------------------------------------------------------------------------------------------------------------
         22,690   Total Transportation                                                                                   21,179,374
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 24.4% (16.0% OF TOTAL INVESTMENTS) (4)
          4,000   Beaumont Financing Authority, California, Local Agency Revenue     9/12 at 102.00       N/R (4)         4,706,000
                     Bonds, Series 2002A, 6.750%, 9/01/25 (Pre-refunded 9/01/12)
         10,140   California County Tobacco Securitization Agency, Tobacco           6/12 at 100.00      Baa3 (4)        10,917,129
                     Settlement Asset-Backed Bonds, Merced County Tobacco
                     Funding Corporation, Series 2002A, 5.500%, 6/01/33
                     (Pre-refunded 6/01/12)
                  California Department of Water Resources, Power Supply Revenue
                  Bonds, Series 2002A:
          3,500      5.375%, 5/01/17 (Pre-refunded 5/01/12) - SYNCORA GTY Insured    5/12 at 101.00           Aaa         3,927,560
          9,000      5.125%, 5/01/18 (Pre-refunded 5/01/12)                          5/12 at 101.00           Aaa        10,040,490
            720   California Statewide Community Development Authority, Revenue     10/15 at 100.00       N/R (4)           798,005
                     Bonds, Thomas Jefferson School of Law, Series 2005A,
                     4.875%, 10/01/31 (Pre-refunded 10/01/15)
          1,770   Central California Joint Powers Health Finance Authority,          2/10 at 101.00           AAA         1,828,853
                     Certificates of Participation, Community Hospitals of
                     Central California Obligated Group, Series 2000, 6.000%,
                     2/01/20 (Pre-refunded 2/01/10)
          2,000   Daly City Housing Development Finance Agency, California,         12/13 at 102.00       N/R (4)         2,374,940
                     Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park
                     Project, Series 2002A, 5.800%, 12/15/25 (Pre-refunded
                     12/15/13)
          5,130   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         5,730,980
                     Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                     6.250%, 6/01/33 (Pre-refunded 6/01/13)
          1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)         2,345,421
                     Community Facilities District 03-1, Series 2003A, 6.500%,
                     9/01/25 (Pre-refunded 9/01/13)
          1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing           9/13 at 102.00       N/R (4)         1,588,209
                     Community Facilities District 03-1, Series 2004, 6.000%,
                     9/01/34 (Pre-refunded 9/01/13)
          1,525   Lucia Mar Unified School District, San Luis Obispo County,         8/14 at 100.00        A1 (4)         1,780,163
                     California, General Obligation Bonds, Series 2004A, 5.250%,
                     8/01/22 (Pre-refunded 8/01/14) - FGIC Insured
          5,500   Puerto Rico Highway and Transportation Authority, Highway          7/12 at 100.00           AAA         6,109,180
                     Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded
                     7/01/12)
          4,725   San Francisco Bay Area Rapid Transit District, California,         7/11 at 100.00       AA+ (4)         5,089,439
                     Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26
                     (Pre-refunded 7/01/11) - AMBAC Insured
          7,595   San Francisco State University Foundation Inc., California,        9/11 at 101.00         A (4)         8,302,170
                     Auxiliary Organization Student Housing Revenue Bonds,
                     Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) - MBIA
                     Insured
          4,200   Tobacco Securitization Authority of Southern California,           6/12 at 100.00           AAA         4,669,476
                     Tobacco Settlement Asset-Backed Bonds, San Diego County
                     Tobacco Asset Securitization Corporation, Senior Series
                     2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)
          2,500   Whittier, California, Health Facility Revenue Bonds,               6/12 at 101.00       N/R (4)         2,827,025
                     Presbyterian Intercommunity Hospital, Series 2002, 5.600%,
                     6/01/22 (Pre-refunded 6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         65,580   Total U.S. Guaranteed                                                                                  73,035,040
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 3.6% (2.3% OF TOTAL INVESTMENTS)
          3,815   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         3,415,493
                     Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
          1,285   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R         1,078,398
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
          5,000   Merced Irrigation District, California, Revenue Certificates       9/13 at 102.00          Baa3         4,099,950
                     of Participation, Electric System Project, Series 2003,
                     5.700%, 9/01/36
          2,250   Salinas Valley Solid Waste Authority, California, Revenue          8/12 at 100.00            A-         2,061,585
                     Bonds, Series 2002, 5.125%, 8/01/22 - AMBAC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         12,350   Total Utilities                                                                                        10,655,426
------------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 8.4% (5.5% OF TOTAL INVESTMENTS)
$         1,070   Burbank, California, Wastewater System Revenue Bonds, Series       6/14 at 100.00           AA+   $     1,109,194
                     2004A, 5.000%, 6/01/22 - AMBAC Insured
          7,000   Carmichael Water District, Sacramento County, California,          9/09 at 102.00           AA-         7,003,290
                     Water Revenue Certificates of Participation, Series 1999,
                     5.125%, 9/01/29 - NPFG Insured
          1,125   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00           AAA         1,128,949
                     Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured
            890   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           850,902
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
            850   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           819,366
                     Certificate of Participation, Series 2006, 5.000%,
                     6/01/31 - NPFG Insured
          1,000   Pico Rivera Water Authority, California, Revenue Bonds, Series    12/11 at 102.00           N/R           842,630
                     2001A, 6.250%, 12/01/32
          1,000   San Buenaventura, California, Wastewater Revenue Certificates      3/14 at 100.00            AA         1,022,620
                     of Participation, Series 2004, 5.000%, 3/01/24 - NPFG
                     Insured
                  San Diego Public Facilities Financing Authority, California,
                  Subordinate Lien Water Revenue Bonds, Series 2002:
          2,500      5.000%, 8/01/23 - NPFG Insured                                  8/12 at 100.00            A+         2,526,900
          6,260      5.000%, 8/01/24 - NPFG Insured                                  8/12 at 100.00            A+         6,312,083
          3,315   San Francisco City and County Public Utilities Commission,         4/13 at 100.00            A+         3,507,204
                     California, Clean Water Revenue Refunding Bonds, Series
                     2003A, 5.250%, 10/01/18 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         25,010   Total Water and Sewer                                                                                  25,123,138
------------------------------------------------------------------------------------------------------------------------------------
$       488,754   Total Long-Term Investments (cost $481,532,305) - 152.1%                                              455,597,359
===============---------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.7% (0.5% OF TOTAL INVESTMENTS)
                  TAX OBLIGATION/GENERAL - 0.2% (0.1% OF TOTAL INVESTMENTS)
            500   California, General Obligation Bonds, Variable Rate Demand         9/09 at 100.00           A-1           500,000
                     Obligations, Series 2003C-1, 0.210%, 5/01/33 (5)
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 0.5% (0.4% OF TOTAL INVESTMENTS)
          1,595   Metropolitan Water District of Southern California, Water          9/09 at 100.00           A-1         1,595,000
                     Revenue Bonds, Variable Rate Demand Obligations, Series
                     2008A-1, 0.240%, 7/01/37 (5)
------------------------------------------------------------------------------------------------------------------------------------
$         2,095   Total Short-Term Investments (cost $2,095,000)                                                          2,095,000
===============---------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $483,627,305) - 152.8%                                                        457,692,359
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.7)%                                                                    (11,100,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.3%                                                                    7,058,140
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (51.4)% (6)                                    (154,075,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   299,575,499
                  ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

NKL | Nuveen Insured California Dividend Advantage Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)
$        14,155   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB   $     7,456,854
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 5.0% (3.3% OF TOTAL
                     INVESTMENTS)
          1,675   California Educational Facilities Authority, Revenue Bonds,       10/12 at 100.00            A2         1,679,171
                     University of San Diego, Series 2002A, 5.250%, 10/01/30
          9,000   California State University, Systemwide Revenue Bonds, Series     11/12 at 100.00           Aa3         9,158,400
                     2002A, 5.125%, 11/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         10,675   Total Education and Civic Organizations                                                                10,837,571
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 6.5% (4.3% OF TOTAL INVESTMENTS)
          5,000   ABAG Finance Authority for Non-Profit Corporations,                4/12 at 100.00             A         4,974,100
                     California, Cal-Mortgage Insured Revenue Bonds,
                     Sansum-Santa Barbara Medical Foundation Clinic, Series
                     2002A, 5.600%, 4/01/26
          2,815   California Health Facilities Financing Authority, Revenue          8/13 at 100.00            AA         2,861,335
                     Bonds, Lucile Salter Packard Children's Hospital, Series
                     2003C, 5.000%, 8/15/20 - AMBAC Insured
          1,748   California Statewide Communities Development Authority,            7/18 at 100.00           AAA         1,749,457
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          5,000   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+         4,457,200
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
------------------------------------------------------------------------------------------------------------------------------------
         14,563   Total Health Care                                                                                      14,042,092
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)
          1,000   California Statewide Community Development Authority, Student      8/12 at 100.00          Baa1           972,050
                     Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                     LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured
          1,905   Los Angeles, California, GNMA Mortgage-Backed Securities           7/11 at 102.00           AAA         1,954,587
                     Program Multifamily Housing Revenue Bonds, Park Plaza West
                     Senior Apartments, Series 2001B, 5.300%, 1/20/21
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
          2,905   Total Housing/Multifamily                                                                               2,926,637
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)
            430   California Housing Finance Agency, Home Mortgage Revenue           2/16 at 100.00           AA-           435,074
                     Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)
          2,435   California Pollution Control Financing Authority, Solid Waste        No Opt. Call           BBB         2,364,239
                     Disposal Revenue Bonds, Republic Services Inc., Series
                     2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                     (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.3% (0.9% OF TOTAL INVESTMENTS)
          3,000   ABAG Finance Authority for Non-Profit Corporations,               11/12 at 100.00             A         2,941,380
                     California, Insured Senior Living Revenue Bonds, Odd
                     Fellows Home of California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 27.6% (18.2% OF TOTAL INVESTMENTS)
          5,920   Cajon Valley Union School District, San Diego County,              8/10 at 102.00           AA-         6,000,453
                     California, General Obligation Bonds, Series 2002B, 5.125%,
                     8/01/32 - NPFG Insured
            900   California, General Obligation Bonds, Series 2003, 5.000%,         8/13 at 100.00             A           924,867
                     2/01/21
          8,250   California, General Obligation Refunding Bonds, Series 2002,       2/12 at 100.00             A         8,359,148
                     5.000%, 2/01/22 - NPFG Insured
          3,375   Coast Community College District, Orange County, California,       8/18 at 100.00           AAA         2,707,999
                     General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 -
                     FSA Insured
            230   El Monte Union High School District, Los Angeles County,           6/13 at 100.00           AAA           231,546
                     California, General Obligation Bonds, Series 2003A, 5.000%,
                     6/01/28 - FSA Insured
          2,730   Fontana Unified School District, San Bernardino County,            8/18 at 100.00           AAA         2,999,233
                     California, General Obligation Bonds, Trust 2668, 8.829%,
                     8/01/28 - FSA Insured (IF)
         10,000   Fremont Unified School District, Alameda County, California,       8/12 at 101.00           Aa3        10,109,300
                     General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                     FGIC Insured

48 Nuveen Investments

       PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,000   Los Rios Community College District, Sacramento, El Dorado         8/14 at 102.00           AAA   $     1,069,520
                     and Yolo Counties, California, General Obligation Bonds,
                     Series 2006C, 5.000%, 8/01/25 - FSA Insured (UB)
          1,500   Madera Unified School District, Madera County, California,         8/12 at 100.00           AAA         1,512,075
                     General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                     FSA Insured
          2,000   Murrieta Valley Unified School District, Riverside County,         9/17 at 100.00           AAA         1,905,900
                     California, General Obligation Bonds, Series 2007, 4.500%,
                     9/01/30 - FSA Insured
          2,500   Oakland Unified School District, Alameda County, California,       8/12 at 100.00             A         2,501,825
                     General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                     FGIC Insured
            375   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           385,024
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          3,250   San Diego Unified School District, San Diego County,               7/11 at 102.00           AAA         3,520,595
                     California, General Obligation Bonds, Election of 1998,
                     Series 2001C, 5.000%, 7/01/22 - FSA Insured
          3,500   San Mateo County Community College District, California,           9/12 at 100.00           Aa1         3,575,180
                     General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                     FGIC Insured
         10,000   Vista Unified School District, San Diego County, California,       8/12 at 100.00           AAA        10,168,499
                     General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                     FSA Insured
          3,905   West Kern Community College District, California, General         11/17 at 100.00            A+         3,873,135
                     Obligation Bonds, Election 2004, Series 2007C, 5.000%,
                     10/01/32 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
         59,435   Total Tax Obligation/General                                                                           59,844,299
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 48.7% (32.1% OF TOTAL INVESTMENTS)
          1,450   Baldwin Park Public Financing Authority, California, Sales         8/13 at 102.00           BBB         1,443,707
                     Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                      Project, Series 2003, 5.250%, 8/01/21
          6,895   Brea and Olinda Unified School District, Orange County,            8/11 at 101.00           AAA         6,992,495
                     California, Certificates of Participation Refunding,
                     Series 2002A, 5.125%, 8/01/26 - FSA Insured
          2,200   California Infrastructure Economic Development Bank, Los           9/13 at 101.00           N/R         1,977,910
                     Angeles County, Revenue Bonds, Department of Public Social
                     Services, Series 2003, 5.000%, 9/01/28 - AMBAC Insured
          3,100   California State Public Works Board, Lease Revenue Bonds,         11/15 at 100.00            A-         2,827,820
                     Department of Health Services, Richmond Lab, Series 2005B,
                     5.000%, 11/01/30 - SYNCORA GTY Insured
            465   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           430,265
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
          1,400   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB         1,141,462
                     Redevelopment Project Area Tax Allocation Bonds, Series
                      2006, 5.000%, 9/01/38 - AMBAC Insured
          7,035   Corona-Norco Unified School District, Riverside County,            9/13 at 100.00             A         7,136,726
                     California, Special Tax Bonds, Community Facilities
                     District 98-1, Series 2003, 5.000%, 9/01/28 - NPFG Insured
          3,145   Culver City Redevelopment Agency, California, Tax Allocation       5/11 at 101.00             A         2,710,298
                     Revenue Bonds, Redevelopment Project, Series 2002A,
                     5.125%, 11/01/25 - NPFG Insured
          8,720   El Monte, California, Senior Lien Certificates of                  1/11 at 100.00            A3         8,765,170
                     Participation, Department of Public Services Facility
                     Phase II, Series 2001, 5.000%, 1/01/21 - AMBAC Insured
          4,000   Folsom Public Financing Authority, California, Special Tax         9/12 at 102.00           N/R         3,768,960
                     Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC
                     Insured
          7,700   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00           AAA         6,659,268
                     Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                     2091, 9.349%, 6/01/45 - AGC Insured (IF)
          8,780   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         7,572,662
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
          1,300   Hesperia Public Financing Authority, California,                   9/17 at 100.00          Baa1           992,992
                     Redevelopment and Housing Projects Tax Allocation Bonds,
                     Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured
          2,115   Inglewood Redevelopment Agency, California, Tax Allocation           No Opt. Call           N/R         2,089,282
                     Refunding Bonds, Merged Area Redevelopment Project, Series
                     1998A, 5.250%, 5/01/23 - AMBAC Insured
          3,500   La Quinta Redevelopment Agency, California, Tax Allocation         9/11 at 102.00            A+         3,052,455
                     Bonds, Redevelopment Project Area 1, Series 2001, 5.100%,
                     9/01/31 - AMBAC Insured
          3,400   La Quinta Redevelopment Agency, California, Tax Allocation         9/12 at 102.00            A+         3,205,282
                     Bonds, Redevelopment Project Area 1, Series 2002, 5.000%,
                     9/01/22 - AMBAC Insured

                                                           Nuveen Investments 49

      Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           845   Los Angeles Community Redevelopment Agency, California, Lease      9/15 at 100.00            A2   $       713,991
                     Revenue Bonds, Manchester Social Services Project, Series
                     2005, 5.000%, 9/01/37 - AMBAC Insured
          1,640   Los Angeles County Metropolitan Transportation Authority,          1/10 at 100.00            A1         1,641,017
                     California, Proposition C Second Senior Lien Sales Tax
                     Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                     AMBAC Insured
          1,460   Los Angeles, California, Certificates of Participation,            6/13 at 100.00           AA-         1,462,847
                     Municipal Improvement Corporation, Series 2003AW, 5.000%,
                     6/01/33 - AMBAC Insured
          7,000   Los Angeles, California, Certificates of Participation,            4/12 at 100.00           AA-         7,102,620
                     Series 2002, 5.200%, 4/01/27 - AMBAC Insured
          8,470   Ontario Redevelopment Financing Authority, California, Lease       8/11 at 101.00            A+         8,577,230
                     Revenue Bonds, Capital Projects, Series 2001, 5.200%,
                     8/01/29 - AMBAC Insured
          5,000   Palm Desert Financing Authority, California, Tax Allocation        4/12 at 102.00             A         4,512,150
                     Revenue Refunding Bonds, Project Area 1, Series 2002,
                     5.000%, 4/01/25 - NPFG Insured
          3,000   Puerto Rico Highway and Transportation Authority, Highway            No Opt. Call           BBB         2,708,190
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured
            405   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           335,846
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
          4,475   Riverside County, California, Asset Leasing Corporate              6/12 at 101.00             A         4,333,411
                     Leasehold Revenue Bonds, Riverside County Hospital
                     Project, Series 1997B, 5.000%, 6/01/19 - NPFG Insured
            505   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           472,826
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
          3,175   San Buenaventura, California, Certificates of Participation,       2/11 at 101.00           N/R         2,830,227
                     Series 2001C, 5.250%, 2/01/31 - AMBAC Insured
          3,730   San Diego Redevelopment Agency, California, Subordinate Lien       9/09 at 101.00          Baa2         3,386,392
                     Tax Increment and Parking Revenue Bonds, Centre City
                     Project, Series 2003B, 5.250%, 9/01/26
          4,000   San Jose Financing Authority, California, Lease Revenue            9/11 at 100.00           AA+         4,185,600
                     Refunding Bonds, Convention Center Project, Series 2001F,
                     5.000%, 9/01/19 - NPFG Insured
          1,000   San Jose Redevelopment Agency, California, Tax Allocation          8/15 at 100.00             A           880,550
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     8/01/28 - NPFG Insured
          2,160   Temecula Redevelopment Agency, California, Tax Allocation          8/10 at 100.00             A         1,962,922
                     Revenue Bonds, Redevelopment Project 1, Series 2002,
                     5.125%, 8/01/27 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
        112,070   Total Tax Obligation/Limited                                                                          105,872,573
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 4.9% (3.3% OF TOTAL INVESTMENTS)
          7,500   Foothill/Eastern Transportation Corridor Agency, California,       1/14 at 101.00          BBB-         6,213,375
                     Toll Road Revenue Refunding Bonds, Series 1999, 5.875%,
                     1/15/29
                  San Francisco Airports Commission, California, Revenue Bonds,
                  San Francisco International Airport, Second Series 2003, Issue
                  29A:
          2,185      5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)        5/13 at 100.00            A1         2,209,057
          2,300      5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)        5/13 at 100.00            A1         2,309,706
------------------------------------------------------------------------------------------------------------------------------------
         11,985   Total Transportation                                                                                   10,732,138
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 21.8% (14.3% OF TOTAL INVESTMENTS) (4)
          6,000   California Department of Water Resources, Power Supply             5/12 at 101.00           Aaa         6,693,660
                     Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
                     5/01/12)
             35   California Department of Water Resources, Water System            12/12 at 100.00           AAA            39,471
                     Revenue Bonds, Central Valley Project, Series 2002X,
                     5.150%, 12/01/23 (Pre-refunded 12/01/12) - FGIC Insured
          2,250   California Infrastructure Economic Development Bank, First         1/28 at 100.00           AAA         2,589,525
                     Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                     Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) -
                     AMBAC Insured
          9,000   Eastern Municipal Water District, California, Water and            7/11 at 100.00        AA (4)         9,699,390
                     Sewerage System Revenue Certificates of Participation,
                     Series 2001B, 5.000%, 7/01/30 (Pre-refunded 7/01/11) -
                     FGIC Insured
                  Fresno Unified School District, Fresno County, California,
                  General Obligation Bonds, Series 2002B:
          1,135      5.125%, 8/01/23 - FGIC Insured (ETM)                            8/10 at 102.00        A+ (4)         1,192,703
          1,190      5.125%, 8/01/24 - FGIC Insured (ETM)                            8/10 at 102.00        A+ (4)         1,250,500
          1,245      5.125%, 8/01/25 - FGIC Insured (ETM)                            8/10 at 102.00        A+ (4)         1,308,296
          1,255      5.125%, 8/01/26 - FGIC Insured (ETM)                            8/10 at 102.00        A+ (4)         1,318,804

50 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         2,070   Fresno Unified School District, Fresno County, California,         8/10 at 102.00           AAA   $     2,177,205
                     General Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                     FSA Insured (ETM)
          4,500   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         5,479,200
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)
          5,000   Los Angeles Unified School District, California, General           7/12 at 100.00       AA- (4)         5,562,050
                     Obligation Bonds, Series 2002E, 5.125%, 1/01/27
                     (Pre-refunded 7/01/12) - MBIA Insured
          3,380   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00        A3 (4)         4,017,333
                     Revenue Bonds, Eisenhower Medical Center, Series 2004,
                     5.875%, 7/01/26 (Pre-refunded 7/01/14)
          2,980   Santa Clarita Community College District, Los Angeles County,      8/11 at 101.00        AA (4)         3,257,289
                     California, General Obligation Bonds, Series 2002, 5.125%,
                     8/01/26 (Pre-refunded 8/01/11) - FGIC Insured
          2,460   Vacaville Unified School District, Solano County, California,      8/11 at 101.00           AAA         2,683,073
                     General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                     (Pre-refunded 8/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         42,500   Total U.S. Guaranteed                                                                                  47,268,499
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 15.1% (9.9% OF TOTAL INVESTMENTS)
          9,000   Anaheim Public Finance Authority, California, Revenue Bonds,      10/12 at 100.00           AAA         9,114,930
                     Electric System Distribution Facilities, Series 2002A,
                     5.000%, 10/01/27 - FSA Insured
         10,000   California Pollution Control Financing Authority, Remarketed       4/11 at 102.00             A        10,119,300
                     Revenue Bonds, Pacific Gas and Electric Company, Series
                     1996A, 5.350%, 12/01/16 - NPFG Insured (Alternative
                     Minimum Tax)
          2,490   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A         2,229,247
                     Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35
            830   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           696,553
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
          1,775   Northern California Power Agency, Revenue Refunding Bonds,         7/10 at 100.00            A2         1,767,811
                     Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                     NPFG Insured
          3,000   Sacramento Municipal Utility District, California, Electric        8/11 at 100.00            A+         3,004,890
                     Revenue Bonds, Series 2001N, 5.000%, 8/15/28 - NPFG Insured
          5,630   Southern California Public Power Authority, Subordinate            7/12 at 100.00           AAA         5,785,838
                     Revenue Refunding Bonds, Transmission Project, Series
                     2002A, 4.750%, 7/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         32,725   Total Utilities                                                                                        32,718,569
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 14.7% (9.7% OF TOTAL INVESTMENTS)
          2,965   California Department of Water Resources, Water System            12/12 at 100.00           AAA         3,147,614
                     Revenue Bonds, Central Valley Project, Series 2002X,
                     5.150%, 12/01/23 - FGIC Insured
            750   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00           AAA           752,633
                     Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured
            570   Healdsburg Public Financing Authority, California, Wastewater      4/16 at 100.00           AA-           544,960
                     Revenue Bonds, Series 2006, 5.000%, 4/01/36 - NPFG Insured
          4,500   Los Angeles County Sanitation Districts Financing Authority,      10/13 at 100.00           AAA         4,737,825
                     California, Senior Revenue Bonds, Capital Projects, Series
                     2003A, 5.000%, 10/01/23 - FSA Insured
          2,085   Manteca Financing Authority, California, Sewerage Revenue         12/13 at 100.00            A2         1,961,797
                     Bonds, Series 2003B, 5.000%, 12/01/33 - NPFG Insured
            500   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           481,980
                     Certificate of Participation, Series 2006, 5.000%, 6/01/31
                     - NPFG Insured
          9,185   Orange County Sanitation District, California, Certificates        8/13 at 100.00           AAA         9,269,043
                     of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
                     Insured (UB)
          8,000   San Diego County Water Authority, California, Water Revenue        5/18 at 100.00           AAA         8,066,640
                     Certificates of Participation, Series 2008A, 5.000%,
                     5/01/38 - FSA Insured

                                                           Nuveen Investments 51

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
                  Semitropic Water Storage District, Kern County, California,
                  Water Banking Revenue Bonds, Series 2004A:
$         1,315      5.500%, 12/01/20 - SYNCORA GTY Insured                         12/14 at 100.00            AA   $     1,395,149
          1,415      5.500%, 12/01/21 - SYNCORA GTY Insured                         12/14 at 100.00            AA         1,491,636
------------------------------------------------------------------------------------------------------------------------------------
         31,285   Total Water and Sewer                                                                                  31,849,277
------------------------------------------------------------------------------------------------------------------------------------
$       338,163   Total Investments (cost $329,599,653) - 151.6%                                                        329,289,202
===============---------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.4)%                                                                     (7,385,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                                    3,495,818
                  ------------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (49.9)% (5)                                    (108,250,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   217,150,020
                  ==================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

NKX | Nuveen Insured California Tax-Free Advantage Municipal Fund
    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 4.0% (2.7% OF TOTAL INVESTMENTS)
$         6,070   Golden State Tobacco Securitization Corporation, California,       6/22 at 100.00           BBB   $     3,197,676
                     Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                     2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 21.4% (14.6% OF TOTAL INVESTMENTS)
          1,800   California Infrastructure Economic Development Bank, Revenue       8/11 at 102.00            A+         1,810,584
                     Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                     5.550%, 8/01/31
            662   California Statewide Communities Development Authority,            7/18 at 100.00           AAA           662,241
                     Revenue Bonds, Saint Joseph Health System, Trust 2554,
                     18.134%, 7/01/47 - FSA Insured (IF)
          4,000   California Statewide Community Development Authority, Insured      7/17 at 100.00           AAA         3,993,680
                     Health Facility Revenue Bonds, Catholic Healthcare West,
                     Series 2008K, 5.500%, 7/01/41 - AGC Insured
          1,815   California Statewide Community Development Authority, Revenue      3/16 at 100.00            A+         1,617,964
                     Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                     3/01/41
          5,020   California Statewide Community Development Authority, Revenue      3/16 at 100.00           AAA         5,047,660
                     Bonds, Kaiser Permanente System, 5.000%, 3/01/41 - BHAC
                     Insured (UB)
          4,060   California Statewide Community Development Authority, Revenue        No Opt. Call             A         3,994,638
                     Bonds, Sherman Oaks Health System, Series 1998A, 5.000%,
                     8/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         17,357   Total Health Care                                                                                      17,126,767
------------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.4% (1.0% OF TOTAL INVESTMENTS)
          1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,           5/13 at 102.00           AA-         1,141,211
                     Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)
          1,000   ABAG Finance Authority for Non-Profit Corporations,               11/12 at 100.00             A           980,460
                     California, Insured Senior Living Revenue Bonds, Odd
                     Fellows Home of California, Series 2003A, 5.200%, 11/15/22
          2,000   California Health Facilities Financing Authority,                  1/13 at 100.00             A         1,917,300
                     Cal-Mortgage Insured Revenue Bonds, Northern California
                     Retired Officers Community Corporation - Paradise Valley
                     Estates, Series 2002, 5.250%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
          3,000   Total Long-Term Care                                                                                    2,897,760
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 18.4% (12.6% OF TOTAL INVESTMENTS)
          2,000   Butte-Glenn Community College District, Butte and Glenn            8/12 at 101.00            A1         2,018,300
                     Counties, California, General Obligation Bonds, Series
                     2002A, 5.000%, 8/01/26 - NPFG Insured
          1,030   Fontana Unified School District, San Bernardino County,            8/18 at 100.00           AAA         1,131,579
                     California, General Obligation Bonds, Trust 2668, 8.829%,
                     8/01/28 - FSA Insured (IF)
            450   Fremont Unified School District, Alameda County, California,       8/12 at 101.00           Aa3           454,919
                     General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                     FGIC Insured
          2,000   Los Angeles, California, General Obligation Bonds, Series          9/12 at 100.00            AA         2,092,860
                      2002A, 5.000%, 9/01/22 - NPFG Insured
          1,000   Murrieta Valley Unified School District, Riverside County,         9/13 at 100.00            A+         1,016,650
                     California, General Obligation Bonds, Series 2003A,
                     5.000%, 9/01/26 - FGIC Insured
          1,000   Murrieta Valley Unified School District, Riverside County,         9/17 at 100.00           AAA           952,950
                     California, General Obligation Bonds, Series 2007, 4.500%,
                     9/01/30 - FSA Insured
            140   Roseville Joint Union High School District, Placer County,         8/15 at 100.00           AA-           143,742
                     California, General Obligation Bonds, Series 2006B,
                     5.000%, 8/01/27 - FGIC Insured
          3,000   San Diego Unified School District, California, General             7/10 at 100.00            AA         3,102,150
                     Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
                     7/01/22 - NPFG Insured
          3,855   San Rafael City High School District, Marin County,                8/12 at 100.00           AAA         3,886,033
                     California, General Obligation Bonds, Series 2003A,
                     5.000%, 8/01/28 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,475   Total Tax Obligation/General                                                                           14,799,183
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 53

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 45.8% (31.3% OF TOTAL INVESTMENTS)
$           550   Baldwin Park Public Financing Authority, California, Sales         8/13 at 102.00           BBB   $       547,613
                     Tax and Tax Allocation Bonds, Puente Merced Redevelopment
                      Project, Series 2003, 5.250%, 8/01/21
          1,165   Burbank Public Financing Authority, California, Revenue           12/13 at 100.00            A-         1,123,200
                     Refunding Bonds, Golden State Redevelopment Project,
                     Series 2003A, 5.250%, 12/01/22 - AMBAC Insured
          4,000   California State Public Works Board, Lease Revenue Bonds,         12/12 at 100.00            A-         3,731,840
                     Department of General Services, Capital East End Project,
                     Series 2002A, 5.000%, 12/01/27 - AMBAC Insured
            170   Capistrano Unified School District, Orange County,                 9/15 at 100.00             A           157,301
                     California, Special Tax Bonds, Community Facilities
                     District, Series 2005, 5.000%, 9/01/24 - FGIC Insured
            525   Chino Redevelopment Agency, California, Merged Chino               9/16 at 101.00           BBB           428,048
                     Redevelopment Project Area Tax Allocation Bonds, Series
                      2006, 5.000%, 9/01/38 - AMBAC Insured
          1,610   Folsom Public Financing Authority, California, Special Tax         9/12 at 102.00           N/R         1,517,006
                     Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC
                     Insured
          2,905   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00           AAA         2,512,360
                     Enhanced Tobacco Settlement Revenue Bonds, Drivers Trust
                     2091, 9.349%, 6/01/45 - AGC Insured (IF)
          3,285   Golden State Tobacco Securitization Corporation, California,       6/15 at 100.00            A-         2,833,280
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2005A, 5.000%, 6/01/45 - AMBAC Insured
          1,000   Hesperia Public Financing Authority, California,                   9/17 at 100.00          Baa1           763,840
                     Redevelopment and Housing Projects Tax Allocation Bonds,
                     Series 2007A, 5.000%, 9/01/37 - SYNCORA GTY Insured
          5,540   Irvine Public Facilities and Infrastructure Authority,             9/13 at 100.00           N/R         5,197,019
                     California, Assessment Revenue Bonds, Series 2003C,
                     5.000%, 9/02/21 - AMBAC Insured
            315   Los Angeles Community Redevelopment Agency, California,            9/15 at 100.00            A2           266,162
                     Lease Revenue Bonds, Manchester Social Services Project,
                     Series 2005, 5.000%, 9/01/37 - AMBAC Insured
          1,770   Los Angeles Unified School District, California,                  10/12 at 100.00            A+         1,767,841
                     Certificates of Participation, Administration Building
                     Project II, Series 2002C, 5.000%, 10/01/27 - AMBAC Insured
          2,000   Los Angeles, California, Certificates of Participation,            6/13 at 100.00           AA-         2,003,900
                     Municipal Improvement Corporation, Series 2003AW, 5.000%,
                     6/01/33 - AMBAC Insured
          1,500   Los Angeles, California, Municipal Improvement Corporation,        1/17 at 100.00           AA-         1,452,960
                     Lease Revenue Bonds, Police Headquarters, Series 2006A,
                     4.750%, 1/01/31 - FGIC Insured
          1,500   Los Osos, California, Improvement Bonds, Community Services        9/10 at 103.00             A         1,237,845
                     Wastewater Assessment District 1, Series 2002, 5.000%,
                     9/02/33 - NPFG Insured
            150   Rialto Redevelopment Agency, California, Tax Allocation            9/15 at 100.00            A-           124,388
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     9/01/35 - SYNCORA GTY Insured
            190   Roseville, California, Certificates of Participation, Public       8/13 at 100.00           AA-           177,895
                     Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured
                  San Buenaventura, California, Certificates of Participation,
                  Golf Course Financing Project, Series 2002D:
          3,000      5.000%, 2/01/27 - AMBAC Insured                                 2/12 at 100.00           AA-         2,996,400
          3,300      5.000%, 2/01/32 - AMBAC Insured                                 2/12 at 100.00           AA-         3,179,253
          1,200   San Diego Redevelopment Agency, California, Subordinate Lien       9/09 at 101.00          Baa2         1,089,456
                     Tax Increment and Parking Revenue Bonds, Centre City
                     Project, Series 2003B, 5.250%, 9/01/26
          2,770   San Jose Financing Authority, California, Lease Revenue            6/12 at 100.00           AA+         2,786,038
                     Refunding Bonds, Civic Center Project, Series 2002B,
                     5.000%, 6/01/32 - AMBAC Insured
          1,000   San Jose Redevelopment Agency, California, Tax Allocation          8/15 at 100.00             A           880,550
                     Bonds, Merged Project Area, Series 2005A, 5.000%,
                     8/01/28 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------------
         39,445   Total Tax Obligation/Limited                                                                           36,774,195
------------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 10.2% (7.0% OF TOTAL INVESTMENTS)
          5,480   Bay Area Governments Association, California, BART SFO             8/12 at 100.00           N/R         5,399,824
                     Extension, Airport Premium Fare Revenue Bonds, Series
                     2002A, 5.000%, 8/01/26 - AMBAC Insured
          2,000   Foothill/Eastern Transportation Corridor Agency, California,       1/10 at 100.00          BBB-         1,456,760
                     Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35
          1,300   San Francisco Airports Commission, California, Revenue             5/10 at 101.00            A1         1,304,420
                     Bonds, San Francisco International Airport, Second Series
                     2000, Issue 26B, 5.000%, 5/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
          8,780   Total Transportation                                                                                    8,161,004
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 20.1% (13.7% OF TOTAL INVESTMENTS) (4)
$         1,000   Berryessa Union School District, Santa Clara County,               8/12 at 100.00           AAA   $     1,111,570
                     California, General Obligation Bonds, Series 2003C,
                     5.000%, 8/01/21 (Pre-refunded 8/01/12) - FSA Insured
                  California State, General Obligation Bonds, Series 2002:
          1,290      5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured          4/12 at 100.00           AAA         1,414,485
          2,945      5.250%, 4/01/30 (Pre-refunded 4/01/12) - SYNCORA GTY            4/12 at 100.00      Baa1 (4)         3,247,864
                     Insured
            500   California, General Obligation Bonds, Series 2004, 5.250%,         4/14 at 100.00           AAA           576,510
                     4/01/34 (Pre-refunded 4/01/14)
          1,625   Golden State Tobacco Securitization Corporation, California,       6/13 at 100.00           AAA         1,978,600
                     Tobacco Settlement Asset-Backed Revenue Bonds, Series
                     2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)
          2,030   Hacienda La Puente Unified School District, Los Angeles            8/13 at 100.00           AAA         2,315,479
                     County, California, General Obligation Bonds, Series
                     2003B, 5.000%, 8/01/27 (Pre-refunded 8/01/13) - FSA
                     Insured
          1,260   Rancho Mirage Joint Powers Financing Authority, California,        7/14 at 100.00        A3 (4)         1,497,586
                     Revenue Bonds, Eisenhower Medical Center, Series 2004,
                     5.875%, 7/01/26 (Pre-refunded 7/01/14)
          1,220   San Jose Redevelopment Agency, California, Tax Allocation          8/10 at 101.00         A (4)         1,283,855
                     Bonds, Merged Area Redevelopment Project, Series 2002,
                     5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured
          2,390   Solano County, California, Certificates of Participation,         11/12 at 100.00       AA- (4)         2,695,012
                     Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) -
                     MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         14,260   Total U.S. Guaranteed                                                                                  16,120,961
------------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 3.1% (2.1% OF TOTAL INVESTMENTS)
          1,000   Anaheim Public Finance Authority, California, Second Lien         10/14 at 100.00            A+         1,054,970
                     Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                     10/01/21 - NPFG Insured
            945   Long Beach Bond Finance Authority, California, Natural Gas           No Opt. Call             A           913,021
                     Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37
            275   Los Angeles Department of Water and Power, California, Power       7/13 at 100.00           AA-           294,580
                     System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                     NPFG Insured
            310   Merced Irrigation District, California, Electric System            9/15 at 100.00           N/R           260,158
                     Revenue Bonds, Series 2005, 5.125%, 9/01/31 - SYNCORA GTY
                     Insured
------------------------------------------------------------------------------------------------------------------------------------
          2,530   Total Utilities                                                                                         2,522,729
------------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 13.9% (9.5% OF TOTAL INVESTMENTS)
          1,000   Castaic Lake Water Agency, California, Certificates of             8/16 at 100.00           AA-           958,580
                     Participation, Series 2006C, 5.000%, 8/01/36 - NPFG
                     Insured
            750   Fortuna Public Finance Authority, California, Water Revenue       10/16 at 100.00           AAA           752,633
                     Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured
            215   Healdsburg Public Financing Authority, California,                 4/16 at 100.00           AA-           205,555
                     Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 -
                     NPFG Insured
            770   Manteca Financing Authority, California, Sewerage Revenue         12/13 at 100.00            A2           724,501
                     Bonds, Series 2003B, 5.000%, 12/01/33 - NPFG Insured
            170   Marina Coast Water District, California, Enterprise                6/16 at 100.00            A+           163,873
                     Certificate of Participation, Series 2006, 5.000%,
                     6/01/31 - NPFG Insured
                  San Diego Public Facilities Financing Authority, California,
                  Subordinate Lien Water Revenue Bonds, Series 2002:
          3,000      5.000%, 8/01/22 - NPFG Insured                                  8/12 at 100.00            A+         3,043,830
          2,500      5.000%, 8/01/23 - NPFG Insured                                  8/12 at 100.00            A+         2,526,900
          1,180   South Feather Water and Power Agency, California, Water            4/13 at 100.00             A         1,131,030
                     Revenue Certificates of Participation, Solar Photovoltaic
                     Project, Series 2003, 5.375%, 4/01/24
          1,600   Sunnyvale Financing Authority, California, Water and              10/11 at 100.00           AAA         1,612,512
                     Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                     AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         11,185   Total Water and Sewer                                                                                  11,119,414
------------------------------------------------------------------------------------------------------------------------------------
$       118,267   Total Long-Term Investments (cost $116,213,482) - 141.9%                                              113,860,900
===============---------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of Investments August 31, 2009 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 4.4% (3.0% OF TOTAL INVESTMENTS)
                  TAX OBLIGATIONS/GENERAL - 4.4% (3.0% OF TOTAL INVESTMENTS)
$         3,500   California, General Obligation Bonds, Variable Rate Demand         9/09 at 100.00           A-1   $     3,500,000
                     Obligations, Series 2003C-1, 0.210%, 5/01/33 (5)
===============---------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments (cost $3,500,000)                                                          3,500,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments (cost $119,713,482) - 146.3%                                                        117,360,900
                  ------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (4.2)%                                                                     (3,360,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Variable Rate Demand Preferred Shares, at Liquidation Value - (44.2)% (6)                             (35,500,000)
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.1%                                                                    1,725,265
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $    80,226,165
                  ==================================================================================================================

      At least 80% of the Fund's net assets are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Comments for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.2%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

56 Nuveen Investments

| Statement of
| Assets & Liabilities August 31, 2009 (Unaudited)

                                         INSURED CALIFORNIA  INSURED CALIFORNIA  CALIFORNIA PREMIUM  CALIFORNIA DIVIDEND
                                             PREMIUM INCOME    PREMIUM INCOME 2              INCOME            ADVANTAGE
                                                       (NPC)               (NCL)               (NCU)                (NAC)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $129,408,134, $262,331,787,
   $117,506,800 and $478,922,793,
   respectively)                         $      132,338,597  $      263,021,193  $      116,030,077  $       468,048,682
Cash                                              3,952,101           4,714,920                  --               96,507
Receivables:
   Interest                                       2,328,909           3,530,725           1,580,375            7,848,803
   Investments sold                                      --                  --           5,115,450               61,800
Deferred offering costs                                  --                  --                  --                   --
Other assets                                         21,217              63,779              13,655              124,660
-------------------------------------------------------------------------------------------------------------------------
   Total assets                                 138,640,824         271,330,617         122,739,557          476,180,452
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                           --                  --           1,173,904                   --
Floating rate obligations                                --          17,880,000           6,650,000           28,545,000
Payables:
   Auction Rate Preferred share
     dividends                                        3,950               5,629               4,272                4,513
   Common share dividends                           353,941             753,821             304,834            1,502,123
Variable Rate Demand Preferred shares,
   at liquidation value                                  --                  --                  --                   --
Accrued expenses:
   Management fees                                   74,601             142,278              61,691              253,726
   Other                                             40,210              86,635              38,786              136,824
-------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                472,702          18,868,363           8,233,487           30,442,186
-------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at
   liquidation value                             45,000,000          79,825,000          38,875,000          135,525,000
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares   $       93,168,122  $      172,637,254  $       75,631,070  $       310,213,266
=========================================================================================================================
Common shares outstanding                         6,446,532          12,662,870           5,737,288           23,480,254
=========================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable
   to Common shares,divided by Common
   shares outstanding)                   $            14.45  $            13.63  $            13.18  $             13.21
=========================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share  $           64,465  $          126,629  $           57,373  $           234,803
Paid-in surplus                                  89,263,583         175,646,671          77,944,193          333,179,030
Undistributed (Over-distribution of)
   net investment income                            902,184           2,240,801             673,286            3,366,383
Accumulated net realized gain (loss)
   from investments and derivative
   transactions                                       7,427          (6,066,253)         (1,567,059)         (15,692,839)
Net unrealized appreciation
   (depreciation ) of investments                 2,930,463             689,406          (1,476,723)         (10,874,111)
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares   $       93,168,122  $      172,637,254  $       75,631,070  $       310,213,266
=========================================================================================================================
Authorized shares:
   Common                                       200,000,000         200,000,000           Unlimited            Unlimited
   Auction Rate Preferred and Variable
     Rate Demand Preferred                        1,000,000           1,000,000           Unlimited            Unlimited
=========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Statement of
| Assets & Liabilities (continued) August 31, 2009 (Unaudited)

                                        CALIFORNIA DIVIDEND  CALIFORNIA DIVIDEND   INSURED CALIFORNIA   INSURED CALIFORNIA
                                                ADVANTAGE 2          ADVANTAGE 3   DIVIDEND ADVANTAGE   TAX-FREE ADVANTAGE
                                                       (NVX)                (NZH)                (NKL)                (NKX)
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $312,967,337, $483,627,305,
   $329,599,653 and $119,713,482,
   respectively)                        $       307,256,297  $       457,692,359  $       329,289,202  $       117,360,900
Cash                                                385,339            1,452,258              499,316              134,925
Receivables:
   Interest                                       4,497,386            7,329,400            4,184,725            1,493,077
   Investments sold                                  36,050               66,950                   --                   --
Deferred offering costs                                  --                   --                   --              512,574
Other assets                                         63,151              110,763               65,379                  290
---------------------------------------------------------------------------------------------------------------------------
   Total assets                                 312,238,223          466,651,730          334,038,622          119,501,766
---------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                           --                   --                   --                   --
Floating rate obligations                         8,905,000           11,100,000            7,385,000            3,360,000
Payables:
   Auction Rate Preferred share
     dividends                                        5,687               12,393                5,473                   --
   Common share dividends                           991,630            1,558,240            1,017,516              356,987
Variable Rate Demand Preferred
   shares, at liquidation value                          --                   --                   --           35,500,000
Accrued expenses:
   Management fees                                  134,654              191,803              135,635               48,419
   Other                                             90,707              138,795               94,978               10,195
---------------------------------------------------------------------------------------------------------------------------
   Total liabilities                             10,127,678           13,001,231            8,638,602           39,275,601
---------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at
   liquidation value                             98,275,000          154,075,000          108,250,000                   --
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares  $       203,835,545  $       299,575,499  $       217,150,020  $        80,226,165
===========================================================================================================================
Common shares outstanding                        14,746,722           24,119,434           15,253,305            5,886,667
===========================================================================================================================
Net asset value per Common share
   outstanding  (net assets
   applicable to Common shares,
   divided by Common shares
   outstanding)                         $             13.82  $             12.42  $             14.24  $             13.63
===========================================================================================================================

NET ASSETS APPLICABLE TO COMMON
   SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per
   share                                $           147,467  $           241,194  $           152,533  $            58,867
Paid-in surplus                                 209,634,495          342,700,428          216,675,642           83,074,471
Undistributed (Over-distribution of)
   net investment income                          2,441,223            3,583,048            2,274,665              567,252
Accumulated net realized gain (loss)
   from investments and derivative
   transactions                                  (2,676,600)         (21,014,225)          (1,642,369)          (1,121,843)
Net unrealized appreciation
   (depreciation ) of investments                (5,711,040)         (25,934,946)            (310,451)          (2,352,582)
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares  $       203,835,545  $       299,575,499  $       217,150,020  $        80,226,165
===========================================================================================================================
Authorized shares:
   Common                                         Unlimited            Unlimited            Unlimited            Unlimited
   Auction Rate Preferred and
     Variable Rate Demand Preferred               Unlimited            Unlimited            Unlimited            Unlimited
===========================================================================================================================

                                 See accompanying notes to financial statements.

58 Nuveen Investments

| Statement of
| Operations Six Months ended August 31, 2009 (Unaudited)

                                         INSURED CALIFORNIA   INSURED CALIFORNIA   CALIFORNIA PREMIUM  CALIFORNIA DIVIDEND
                                             PREMIUM INCOME     PREMIUM INCOME 2               INCOME            ADVANTAGE
                                                       (NPC)                (NCL)                (NCU)                (NAC)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                       $         3,793,701  $         7,473,025  $         3,153,013  $        13,924,826
---------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                     442,687              815,393              369,057            1,429,043
Auction fees                                         41,918               74,358               37,788              126,242
Dividend disbursing agent fees                        5,041               10,082                5,041               10,082
Shareholders' servicing agent fees
   and expenses                                       3,653                5,875                2,699                1,934
Interest expense and amortization of
   offering costs                                        --               84,248               30,691               88,575
Liquidity fees                                           --                   --                   --                   --
Custodian's fees and expenses                        13,736               29,580               15,965               39,148
Directors'/Trustees' fees and expenses                2,289                4,162                1,906                7,240
Professional fees                                     9,583               11,992                7,529               14,260
Shareholders' reports - printing and
   mailing expenses                                  16,462               27,568               14,729               39,744
Stock exchange listing fees                           4,645                4,647                  411                4,636
Investor relations expense                            3,853                6,979                3,401               10,320
Other expenses                                       10,271               12,669                8,661               14,137
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement                 554,138            1,087,553              497,878            1,785,361
   Custodian fee credit                                 (76)                (182)                 (57)                 (64)
   Expense reimbursement                                 --                   --                   --              (92,690)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                        554,062            1,087,371              497,821            1,692,607
---------------------------------------------------------------------------------------------------------------------------
Net investment income                             3,239,639            6,385,654            2,655,192           12,232,219
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                       21,368              (35,904)             194,414             (344,297)
   Forward swaps                                         --            2,508,000                   --                   --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                    2,059,922            7,999,642            3,818,550           24,033,125
   Forward swaps                                         --           (1,751,141)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                         2,081,290            8,720,597            4,012,964           23,688,828
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                         (112,636)            (197,417)            (124,902)            (337,209)
From accumulated net realized gains                (125,550)            (219,424)                  --             (387,199)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred
   shareholders                                    (238,186)            (416,841)            (124,902)            (724,408)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                           $         5,082,743  $        14,689,410  $         6,543,254  $        35,196,639
===========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Statement of
| Operations (continued) Six Months Ended August 31, 2009 (Unaudited)

                                        CALIFORNIA DIVIDEND  CALIFORNIA DIVIDEND   INSURED CALIFORNIA   INSURED CALIFORNIA
                                                ADVANTAGE 2          ADVANTAGE 3   DIVIDEND ADVANTAGE   TAX-FREE ADVANTAGE
                                                       (NVX)                (NZH)                (NKL)                (NKX)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                       $         8,985,015  $        13,454,465  $         9,152,527  $         3,086,004
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                     972,753            1,437,812            1,033,924              373,222
Auction fees                                        100,755              143,521              100,835               18,144
Dividend disbursing agent fees                       10,082               10,082               10,082                5,383
Shareholders' servicing agent fees
   and expenses                                         803                1,426                  884                  432
Interest expense and amortization of
   offering costs                                    38,086               52,341               34,225              110,231
Liquidity fees                                           --                   --                   --              130,613
Custodian's fees and expenses                        28,966               38,485               36,534               15,032
Directors'/Trustees' fees and expenses                5,127                7,382                5,361                1,914
Professional fees                                    13,091               15,213               13,421                5,971
Shareholders' reports - printing and
   mailing expenses                                  27,876               40,062               29,195               13,298
Stock exchange listing fees                           1,053                1,717                1,088                  419
Investor relations expense                            7,462               10,177                7,665                3,092
Other expenses                                       11,833               14,424               12,862                4,970
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement               1,217,887            1,772,642            1,286,076              682,721
   Custodian fee credit                                 (87)                 (96)                 (21)                 (18)
   Expense reimbursement                           (165,055)            (340,612)            (256,566)             (92,181)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                      1,052,745            1,431,934            1,029,489              590,522
---------------------------------------------------------------------------------------------------------------------------
Net investment income                             7,932,270           12,022,531            8,123,038            2,495,482
---------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                       89,873              (22,163)               2,402               (4,642)
   Forward swaps                                         --           (1,938,000)                  --                   --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                   11,700,542           18,684,791            9,219,618            4,252,040
   Forward swaps                                         --            2,841,843                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss)                                        11,790,415           19,566,471            9,222,020            4,247,398
---------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income                         (331,247)            (469,593)            (333,096)                  --
From accumulated net realized gains                      --                   --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Auction Rate Preferred
   shareholders                                    (331,247)            (469,593)            (333,096)                  --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                           $        19,391,438  $        31,119,409  $        17,011,962  $         6,742,880
===========================================================================================================================

                                 See accompanying notes to financial statements.

60 Nuveen Investments

| Statement of
| Changes in Net Assets(Unaudited)

                                INSURED CALIFORNIA PREMIUM INCOME (NPC)              INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                          ---------------------------------------------------   ---------------------------------------------------
                               SIX MONTHS        SIX MONTHS                          SIX MONTHS        SIX MONTHS
                                    ENDED             ENDED        YEAR ENDED             ENDED             ENDED        YEAR ENDED
                                  8/31/09           2/28/09           8/31/08           8/31/09           2/28/09           8/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income     $     3,239,639   $     3,021,939   $     6,128,739   $     6,385,654   $     5,606,923   $    12,102,624
Net realized gain
   (loss) from:
   Investments                     21,368            78,582           328,360           (35,904)       (7,018,034)        1,445,377
   Forward swaps                       --                --           863,429         2,508,000                --           856,758
   Futures                             --                --                --                --          (913,786)               --
Change in net
   unrealized
   appreciation
   (depreciation) of:
   Investments                  2,059,922        (4,835,228)       (1,420,724)        7,999,642        (8,290,218)       (7,171,193)
   Forward swaps                       --                --          (364,728)       (1,751,141)        1,751,141          (656,230)
   Futures                             --                --                --                --                --                --
Distributions to
   Auction Rate
   Preferred
   shareholders:
   From net investment
   income                        (112,636)         (684,653)       (1,447,316)         (197,417)       (1,221,762)       (3,061,483)
   From accumulated net
   realized gains                (125,550)         (157,410)          (25,344)         (219,424)         (278,398)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   operations                   5,082,743        (2,576,770)        4,062,416        14,689,410       (10,364,134)        3,515,853
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment
   income                      (2,365,908)       (2,344,919)       (4,689,975)       (4,761,240)       (4,271,704)       (8,125,762)
From accumulated net
   realized gains                      --          (934,738)          (86,562)               --        (1,819,712)               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from
   distributions to
   Common shareholders         (2,365,908)       (3,279,657)       (4,776,537)       (4,761,240)       (6,091,416)       (8,125,762)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
   TRANSACTIONS
Common shares:
   Net proceeds from
     shares issued to
     shareholders due
     to reinvestment of
     distributions                     --                --                --                --                --                --
   Repurchased                    (80,051)          (74,494)               --          (122,212)         (446,744)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital
   share transactions             (80,051)          (74,494)               --          (122,212)         (446,744)               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares                       2,636,784        (5,930,921)         (714,121)        9,805,958       (16,902,294)       (4,609,909)
Net assets applicable
   to Common shares at
   the beginning of
   period                      90,531,338        96,462,259        97,176,380       162,831,296       179,733,590       184,343,499
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period      $    93,168,122   $    90,531,338   $    96,462,259   $   172,637,254   $   162,831,296   $   179,733,590
====================================================================================================================================
Undistributed
   (Over-distribution
   of) net investment
   income at the end of
   period                 $       902,184   $       141,089   $       149,112   $     2,240,801   $       813,804   $       707,293
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                 CALIFORNIA PREMIUM INCOME (NCU)               CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                          ---------------------------------------------   ---------------------------------------------
                             SIX MONTHS      SIX MONTHS                      SIX MONTHS      SIX MONTHS
                                  ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                8/31/09         2/28/09         8/31/08         8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income     $   2,655,192   $   2,462,997   $   5,317,766   $  12,232,219   $  11,393,398   $  24,047,246
Net realized gain
   (loss) from:
   Investments                  194,414      (1,743,990)        118,683        (344,297)    (16,935,690)      4,832,689
   Forward swaps                     --              --         239,634              --              --       4,168,843
   Futures                           --              --              --              --              --              --
Change in net
   unrealized
   appreciation
   (depreciation) of:
   Investments                3,818,550      (5,711,715)     (2,804,244)     24,033,125     (31,383,162)    (18,634,531)
   Forward swaps                     --              --           1,018              --              --      (2,275,676)
   Futures                           --              --              --              --              --              --
Distributions to
   Auction Rate
   Preferred
   shareholders:
   From net investment
   income                      (124,902)       (599,218)     (1,399,028)       (337,209)     (2,075,909)     (5,502,755)
   From accumulated net
   realized gains                    --         (13,364)             --        (387,199)       (449,153)       (260,925)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   operations                 6,543,254      (5,605,290)      1,473,829      35,196,639     (39,450,516)      6,374,891
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment
   income                    (1,945,257)     (1,923,138)     (3,707,671)     (9,204,260)     (8,875,536)    (17,328,427)
From accumulated net
   realized gains                    --         (35,229)             --              --      (6,184,699)       (838,245)
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from
   distributions to
   Common shareholders       (1,945,257)     (1,958,367)     (3,707,671)     (9,204,260)    (15,060,235)    (18,166,672)
------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
   TRANSACTIONS
Common shares:
   Net proceeds from
     shares issued to
     shareholders due
     to reinvestment of
     distributions                   --              --              --              --              --              --
   Repurchased                 (226,736)        (142,381)            --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital
   share transactions          (226,736)        (142,381)            --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares                     4,371,261       (7,706,038)    (2,233,842)     25,992,379     (54,510,751)    (11,791,781)
Net assets applicable
   to Common shares at
   the beginning of
   period                    71,259,809       78,965,847     81,199,689     284,220,887     338,731,638     350,523,419
------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period      $  75,631,070   $   71,259,809  $  78,965,847   $ 310,213,266   $ 284,220,887   $ 338,731,638
========================================================================================================================
Undistributed
   (Over-distribution
   of) net investment
   income at the end of
   period                 $     673,286   $       88,253  $     150,354   $   3,366,383   $     675,633   $     234,601
========================================================================================================================

62 Nuveen Investments

                              CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                          ---------------------------------------------   ---------------------------------------------
                             SIX MONTHS      SIX MONTHS                      SIX MONTHS      SIX MONTHS
                                  ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                8/31/09         2/28/09         8/31/08         8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income     $   7,932,270   $   7,567,859   $  14,898,561   $  12,022,531   $  12,039,038   $  24,759,707
Net realized gain
   (loss) from:
   Investments                   89,873      (2,624,444)       (313,737)        (22,163)    (10,532,016)       (978,786)
   Forward swaps                     --              --       1,314,381      (1,938,000)             --      (1,478,000)
   Futures                           --              --              --              --      (1,011,691)       (291,364)
Change in net
   unrealized
   appreciation
   (depreciation) of:
   Investments               11,700,542     (19,142,795)     (6,006,208)     18,684,791     (37,615,750)    (14,054,312)
   Forward swaps                     --              --        (396,451)      2,841,843      (2,246,298)         57,314
   Futures                           --              --              --              --              --              --
Distributions to
   Auction Rate
   Preferred
   shareholders:
   From net investment
   income                      (331,247)     (1,602,421)     (3,691,110)       (469,593)     (2,211,134)     (6,076,255)
   From accumulated net
   realized gains                    --        (186,582)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   operations                19,391,438     (15,988,383)      5,805,436      31,119,409     (41,577,851)      1,938,304
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment
   income                    (6,046,407)     (5,371,458)    (10,247,217)     (9,599,535)     (8,904,831)    (17,085,692)
From accumulated net
   realized gains                    --        (517,910)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from
   distributions to
   Common shareholders       (6,046,407)     (5,889,368)    (10,247,217)     (9,599,535)     (8,904,831)    (17,085,692)
------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
   TRANSACTIONS
Common shares:
   Net proceeds from
     shares issued to
     shareholders due
     to reinvestment of
     distributions                   --              --              --              --              --              --
   Repurchased                 (333,589)       (188,113)             --              --        (120,362)             --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital
   share transactions          (333,589)       (188,113)             --              --        (120,362)             --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares                    13,011,442     (22,065,864)     (4,441,781)     21,519,874     (50,603,044)    (15,147,388)
Net assets applicable
   to Common shares at
   the beginning of
   period                   190,824,103     212,889,967     217,331,748     278,055,625     328,658,669     343,806,057
------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period      $ 203,835,545   $ 190,824,103   $ 212,889,967   $ 299,575,499   $ 278,055,625   $ 328,658,669
========================================================================================================================
Undistributed
   (Over-distribution
   of) net investment
   income at the end of
   period                 $   2,441,223   $     886,607   $     265,440   $   3,583,048   $   1,629,645   $     718,052
========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                           INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)     INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                          ---------------------------------------------   ---------------------------------------------
                             SIX MONTHS      SIX MONTHS                      SIX MONTHS      SIX MONTHS
                                  ENDED           ENDED      YEAR ENDED           ENDED           ENDED      YEAR ENDED
                                8/31/09         2/28/09         8/31/08         8/31/09         2/28/09         8/31/08
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income     $   8,123,038   $   7,640,002   $  15,678,470   $   2,495,482   $   2,267,947   $   5,733,820
Net realized gain
   (loss) from:
   Investments                    2,402      (1,321,731)      1,337,028          (4,642)     (1,135,147)      1,101,623
   Forward swaps                     --              --         731,015              --              --         128,891
   Futures                           --              --              --              --              --              --
Change in net
   unrealized
   appreciation
   (depreciation) of:
   Investments                9,219,618     (14,959,271)     (6,994,006)      4,252,040      (6,558,916)     (3,013,642)
   Forward swaps                     --              --         (24,419)             --              --         (12,888)
   Futures                           --              --              --              --              --              --
Distributions to
   Auction Rate
   Preferred
   shareholders:
   From net investment
   income                      (333,096)     (1,586,640)     (3,886,043)             --         (13,824)     (1,400,428)
   From accumulated net
   realized gains                    --        (201,085)       (116,419)             --         (42,336)             --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from
   operations                17,011,962     (10,428,725)      6,725,626       6,742,880      (5,482,276)      2,537,376
------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment
   income                    (6,177,589)     (5,686,357)    (10,952,422)     (2,178,067)     (2,083,880)     (4,167,394)
From accumulated net
   realized gains                    --        (568,639)       (340,878)             --        (303,752)             --
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from
   distributions to
   Common shareholders       (6,177,589)     (6,254,996)    (11,293,300)     (2,178,067)     (2,387,632)     (4,167,394)
------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
   TRANSACTIONS
Common shares:
   Net proceeds from
     shares issued to
     shareholders due
     to reinvestment of
     distributions                   --              --              --              --              --          17,615
   Repurchased                 (151,512)       (204,888)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from capital
   share transactions          (151,512)       (204,888)             --              --              --          17,615
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares                    10,682,861     (16,888,609)     (4,567,674)      4,564,813      (7,869,908)     (1,612,403)
Net assets applicable
   to Common shares at
   the beginning of
   period                   206,467,159     223,355,768     227,923,442      75,661,352      83,531,260      85,143,663
------------------------------------------------------------------------------------------------------------------------
Net assets applicable
   to Common shares at
   the end of period      $ 217,150,020   $ 206,467,159   $ 223,355,768   $  80,226,165   $  75,661,352   $  83,531,260
========================================================================================================================
Undistributed
   (Over-distribution
   of) net investment
   income at the end of
   period                 $   2,274,665   $     662,312   $     310,679   $     567,252   $     249,837   $      51,473
========================================================================================================================

                                 See accompanying notes to financial statements.

64 Nuveen Investments

| Statement of
| Cash Flows Six Months ended August 31, 2009 (Unaudited)

                                                    INSURED CALIFORNIA   CALIFORNIA PREMIUM   INSURED CALIFORNIA
                                                      PREMIUM INCOME 2               INCOME   TAX-FREE ADVANTAGE
                                                                  (NCL)                (NCU)                (NKX)
-----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE
   TO COMMON SHARES FROM OPERATIONS                 $       14,689,410   $        6,543,254   $        6,742,880
Adjustments to reconcile the net increase
   (decrease) in net assets applicable to Common
   shares from operations to net cash provided
   by (used in) operating activities:
   Purchases of investments                                 (2,253,922)          (7,255,271)          (1,051,668)
   Proceeds from sales and maturities of
     investments                                             1,850,000            6,975,450               53,924
   Proceeds from (Purchases of) short-term
     investments, net                                               --            4,500,000              500,000
   Proceeds from (Payments for) closed forward
     swaps                                                   2,508,000                   --                   --
   Amortization (Accretion) of premiums and
     discounts, net                                           (191,827)              29,642              (93,931)
   (Increase) Decrease in receivable for interest              (46,640)             (22,102)             (10,673)
   (Increase) Decrease in receivable for
     investments sold                                          175,000           (3,075,450)                  --
   (Increase) Decrease in other assets                         (39,129)              (7,366)                 136
   Increase (Decrease) in payable for Auction
     Rate Preferred share dividends                           (283,339)             (14,207)                  --
   Increase (Decrease) in accrued management fees               21,456                5,327                6,377
   Increase (Decrease) in accrued other
     liabilities                                               (15,872)              12,503               (5,443)
   Net realized (gain) loss from investments                    35,904             (194,414)               4,642
   Net realized (gain) loss from forward swaps              (2,508,000)                  --                   --
   Change in net unrealized (appreciation)
     depreciation of investments                            (7,999,642)          (3,818,550)          (4,252,040)
   Change in net unrealized (appreciation)
     depreciation of forward swaps                           1,751,141                   --                   --
   Taxes paid on undistributed capital gains                   (25,272)                  --               (3,184)
-----------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating
     activities                                              7,667,268            3,678,816            1,891,020
-----------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (Decrease) in cash overdraft balance                       --            1,173,904                   --
Increase (Decrease) in floating rate obligations            (2,180,000)          (1,070,000)                  --
Cash distributions paid to Common shareholders              (4,660,241)          (1,939,097)          (2,156,226)
Increase (Decrease) in payable for Common shares
   repurchased                                                      --              (29,503)                  --
Cost of Common shares repurchased                             (122,212)            (226,736)                  --
(Increase) Decrease in deferred offering costs                      --                   --                7,458
Increase (Decrease) in payable for offering costs                   --                   --              (83,263)
Increase (Decrease) in Auction Rate Preferred
   shares, at liquidation value                                     --           (2,000,000)                  --
-----------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing
     activities                                             (6,962,453)          (4,091,432)          (2,232,031)
-----------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH                                704,815             (412,616)            (341,011)
Cash at beginning of period                                  4,010,105              412,616              475,936
-----------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                               $        4,714,920   $               --   $          134,925
=================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                    INSURED CALIFORNIA   CALIFORNIA PREMIUM   INSURED CALIFORNIA
                                                      PREMIUM INCOME 2               INCOME   TAX-FREE ADVANTAGE
                                                                  (NCL)                (NCU)                (NKX)
-----------------------------------------------------------------------------------------------------------------
                                                    $           84,248   $           30,691   $          101,327
=================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 65

| Notes to
| Financial Statements(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc.
(NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the "Funds"). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

During the prior fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year ends from August 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of Insured

66 Nuveen Investments

California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of August 31, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            INSURED      INSURED
                         CALIFORNIA   CALIFORNIA   CALIFORNIA  CALIFORNIA
                            PREMIUM      PREMIUM      PREMIUM    DIVIDEND
                             INCOME     INCOME 2       INCOME   ADVANTAGE
                               (NPC)        (NCL)        (NCU)       (NAC)
--------------------------------------------------------------------------
Number of shares:
   Series M                      --           --        1,555          --
   Series T                   1,800        1,597           --          --
   Series TH                     --        1,596           --       2,710
   Series F                      --           --           --       2,711
==========================================================================
Total                         1,800        3,193        1,555       5,421
==========================================================================

                                                                  INSURED
                                     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                       DIVIDEND     DIVIDEND     DIVIDEND
                                    ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                           (NVX)        (NZH)        (NKL)
--------------------------------------------------------------------------
Number of shares:
   Series M                               1,965        3,081           --
   Series T                                  --           --        2,165
   Series TH                                 --        3,082           --
   Series F                               1,966           --        2,165
--------------------------------------------------------------------------
Total                                     3,931        6,163        4,330
==========================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

                                                           Nuveen Investments 67

| Notes to
| Financial Statements (Unaudited) (continued)

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise might have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of August 31, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                                                      INSURED      INSURED
                                                                   CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                      PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                                       INCOME     INCOME 2       INCOME      ADVANTAGE
                                                                         (NPC)        (NCL)        (NCU)          (NAC)
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at liquidation value             $ --  $15,175,000   $4,125,000    $39,475,000
=======================================================================================================================

                                                                                                INSURED        INSURED
                                                                   CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                                     DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                                                 ADVANGTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                                         (NVX)        (NZH)        (NKL)          (NKX)
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed, at liquidation value      $11,725,000  $32,925,000   $9,750,000    $45,000,000
=======================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Variable Rate Demand Preferred Shares

On August 7, 2008, Insured California Tax-Free Advantage (NKX) issued 355 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $45,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured California Tax-Free Advantage (NKX) had all of its $35,500,000 Variable Rate Demand Preferred shares outstanding during the six months ended August 31, 2009, with an annualized interest rate of 0.47%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recognized as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Insurance

Except to the extent that each of Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) invests in temporary investments, all of the net assets of each Fund will be invested in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities to ensure timely payment of principal and interest. Insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard & Poor's. Municipal securities backed by an escrow account or trust account will not constitute more than 20% of the Fund's net assets.

Under normal circumstances, Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invests at least 80% of their net assets (as defined in Footnote 7 - Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, each of Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage
(NKX) invests at least 80% of its net assets in municipal securities that are rated at least "AA" at the time of

68 Nuveen Investments
purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series (SLGS) securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. Each of Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) may also invest up to 20% of its net assets in municipal securities rated below "AA" but at least "BBB" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the six months ended August 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At August 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                          Nuveen Investments  69

| Notes to
| Financial Statements (Unaudited) (continued)

                             INSURED     INSURED                                                          INSURED        INSURED
                          CALIFORNIA  CALIFORNIA   CALIFORNIA  CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                             PREMIUM     PREMIUM      PREMIUM    DIVIDEND      DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                              INCOME    INCOME 2       INCOME   ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                (NPC)       (NCL)        (NCU)       (NAC)         (NVX)        (NZH)        (NKL)          (NKX)
---------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to
Recourse Trusts                 $ --        $ --         $ --        $ --          $ --         $ --         $ --           $ --
=================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended August 31, 2009, were as follows:

                                             INSURED      INSURED
                                          CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                             PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                              INCOME     INCOME 2       INCOME      ADVANTAGE
                                                (NPC)        (NCL)        (NCU)          (NAC)
----------------------------------------------------------------------------------------------
Average floating rate obligations               $ --  $19,171,413   $7,283,859    $19,540,000
Average annual interest rate and fees             --%        0.87%        0.84%          0.90%
==============================================================================================

                                                                       INSURED        INSURED
                                          CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                            DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                         ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                (NVX)        (NZH)        (NKL)          (NKX)
----------------------------------------------------------------------------------------------
Average floating rate obligations         $8,905,000  $12,610,598   $7,533,098     $3,360,000
Average annual interest rate and fees           0.85%        0.82%        0.90%         1.06%
==============================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. The Funds did not invest in futures contracts during the six months ended August 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's

70 Nuveen Investments
termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Insured California Premium Income 2 (NCL) and California Dividend Advantage 3 (NZH) invested in forward interest rate swaps transactions during the six months ended August 31, 2009.

The average notional amount of forward swap contracts outstanding during the six months ended August 31, 2009, were as follows:

                                                                    INSURED
                                                                 CALIFORNIA     CALIFORNIA
                                                                    PREMIUM       DIVIDEND
                                                                   INCOME 2    ADVANTAGE 3
                                                                       (NCL)          (NZH)
-------------------------------------------------------------------------------------------
Forward swap contracts average notional amount outstanding       $4,000,000     $4,333,333
===========================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Insured California Tax-Free Advantage (NKX) in connection with its offering of Variable Rate Demand Preferred shares ($530,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general

                                                           Nuveen Investments 71

| Notes to
| Financial Statements (Unaudited) (continued)

indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of August 31, 2009:

INSURED CALIFORNIA PREMIUM INCOME (NPC)                       LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $132,338,597       $ --    $132,338,597
===============================================================================================================

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)                     LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $263,021,193       $ --    $263,021,193
===============================================================================================================

CALIFORNIA PREMIUM INCOME (NCU)                               LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $112,530,077       $ --    $112,530,077
   Short-Term Investments                                          --      3,500,000         --       3,500,000
---------------------------------------------------------------------------------------------------------------
Total                                                            $ --   $116,030,077       $ --    $116,030,077
===============================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE (NAC)                           LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $466,148,682       $ --    $466,148,682
   Short-Term Investments                                          --      1,900,000         --       1,900,000
---------------------------------------------------------------------------------------------------------------
Total                                                            $ --   $468,048,682       $ --    $468,048,682
===============================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)                         LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $307,256,297       $ --    $307,256,297
===============================================================================================================

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)                         LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $455,597,359       $ --    $455,597,359
   Short-Term Investments                                          --      2,095,000         --       2,095,000
---------------------------------------------------------------------------------------------------------------
Total                                                            $ --   $457,692,359       $ --    $457,692,359
===============================================================================================================

INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)                   LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $329,289,202       $ --    $329,289,202
===============================================================================================================

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)                   LEVEL 1        LEVEL 2    LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                               $ --   $113,860,900       $ --    $113,860,900
   Short-Term Investments                                          --      3,500,000         --       3,500,000
---------------------------------------------------------------------------------------------------------------
Total                                                            $ --   $117,360,900       $ --    $117,360,900
===============================================================================================================

72 Nuveen Investments

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended August 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Insured California Premium Income 2 (NCL) and California Dividend Advantage 3 (NZH) invested in derivative instruments during the six months ended August 31, 2009. The Funds had no derivative contracts outstanding at August 31, 2009.

                                                                      INSURED
                                                                   CALIFORNIA     CALIFORNIA
                                                                      PREMIUM       DIVIDEND
                                                                     INCOME 2    ADVANTAGE 3
NET REALIZED GAIN (LOSS) FROM FORWARD SWAPS                              (NCL)          (NZH)
---------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                      $2,508,000   $(1,938,000)
=============================================================================================

                                                                                    INSURED
                                                                                 CALIFORNIA     CALIFORNIA
                                                                                    PREMIUM       DIVIDEND
                                                                                   INCOME 2    ADVANTAGE 3
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FORWARD SWAPS                  (NCL)          (NZH)
-----------------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                                  $(1,751,141)     $2,841,843
===========================================================================================================

4. FUND SHARES

Common Shares

Transactions in Common shares were as follows:

                                                INSURED CALIFORNIA PREMIUM INCOME (NPC)   INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                                ---------------------------------------   -----------------------------------------
                                                   SIX MONTHS   SIX MONTHS                   SIX MONTHS    SIX MONTHS
                                                        ENDED        ENDED   YEAR ENDED           ENDED         ENDED   YEAR ENDED
                                                      8/31/09      2/28/09      8/31/08         8/31/09       2/28/09      8/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment
      of distributions                                     --           --           --              --            --           --
   Repurchased                                         (7,100)      (6,200)          --         (11,700)      (41,800)          --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                         $11.25       $12.00           --          $10.43        $10.67           --
   Discount per share repurchased                       18.75%       15.30%          --           18.03%        17.79%          --
===================================================================================================================================


                                                        CALIFORNIA PREMIUM INCOME (NCU)       CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                                  --------------------------------------   ----------------------------------------
                                                    SIX MONTHS   SIX MONTHS                   SIX MONTHS    SIX MONTHS
                                                         ENDED        ENDED   YEAR ENDED           ENDED         ENDED   YEAR ENDED
                                                       8/31/09      2/28/09      8/31/08         8/31/09       2/28/09      8/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment
     of distributions                                       --           --           --              --            --           --
   Repurchased                                         (23,200)     (14,700)          --              --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                          $ 9.75       $ 9.67           --              --            --           --
   Discount per share repurchased                        20.39%       22.26%          --              --            --           --
===================================================================================================================================

                                                           Nuveen Investments 73

| Notes to
| Financial Statements (Unaudited) (continued)

                                               CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)    CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                               -------------------------------------   --------------------------------------
                                                SIX MONTHS   SIX MONTHS                SIX MONTHS    SIX MONTHS
                                                     ENDED        ENDED   YEAR ENDED        ENDED         ENDED    YEAR ENDED
                                                   8/31/09      2/28/09      8/31/08      8/31/09       2/28/09       8/31/08
-----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to                        --           --           --           --            --            --
     reinvestment of distributions
   Repurchased                                     (32,400)     (18,300)          --           --       (12,900)           --
-----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                      $10.28       $10.26           --           --        $ 9.31            --
   Discount per share repurchased                    19.87%       21.40%          --           --         19.85%           --
=============================================================================================================================

                                     INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)   INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
                                    --------------------------------------------  --------------------------------------------
                                            SIX MONTHS   SIX MONTHS                   SIX MONTHS    SIX MONTHS
                                                 ENDED        ENDED   YEAR ENDED           ENDED         ENDED    YEAR ENDED
                                               8/31/09      2/28/09      8/31/08         8/31/09       2/28/09       8/31/08
------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to                    --           --           --              --            --         1,226
     reinvestment of distributions
   Repurchased                                 (13,700)     (19,000)          --              --            --            --
------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                  $11.04       $10.76           --              --            --            --
   Discount per share repurchased                18.04%       21.01%          --              --            --            --
==============================================================================================================================

Preferred Shares

Insured California Premium Income (NPC) did not redeem and/or notice for redemption any of their Auction Rate Preferred shares during the six months ended August 31, 2009, the six months ended February 28, 2009, or during the fiscal year ended August 31, 2008. Transactions in Auction Rate Preferred shares were as follows:

                                                                              INSURED CALIFORNIA
                                                                             PREMIUM INCOME 2 (NCL)
                                                        ------------------------------------------------------------
                                                          SIX MONTHS          SIX MONTHS
                                                             ENDED               ENDED               YEAR ENDED
                                                           8/31/09              2/28/09                8/31/08
                                                        ------------------------------------------------------------
                                                  SHARES      AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series T                                           --        $ --         --          $ --      303   $ 7,575,000
   Series TH                                          --          --         --            --      304     7,600,000
--------------------------------------------------------------------------------------------------------------------
Total                                                 --        $ --         --          $ --      607   $15,175,000
====================================================================================================================

                                                                                 CALIFORNIA
                                                                             PREMIUM INCOME (NCU)
                                                        ------------------------------------------------------------
                                                          SIX MONTHS          SIX MONTHS
                                                             ENDED               ENDED               YEAR ENDED
                                                            8/31/09             2/28/09                8/31/08
                                                        ------------------------------------------------------------
                                                  SHARES      AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series M                                           80  $2,000,000         85    $2,125,000       --          $ --
====================================================================================================================

74 Nuveen Investments

                                                                            CALIFORNIA DIVIDEND
                                                                              ADVANTAGE (NAC)
                                                  ------------------------------------------------------------------
                                                       SIX MONTHS            SIX MONTHS
                                                         ENDED                  ENDED                YEAR ENDED
                                                        8/31/09                2/28/09                  8/31/
                                                  ------------------------------------------------------------------
                                                  SHARES      AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series TH                                          --        $ --         --          $ --      790   $19,750,000
   Series F                                           --          --         --            --      789    19,725,000
--------------------------------------------------------------------------------------------------------------------
Total                                                 --        $ --         --          $ --    1,579   $39,475,000
====================================================================================================================

                                                                                    CALIFORNIA DIVIDEND
                                                                                      ADVANTAGE 2 (NVX)
                                                       --------------------------------------------------------------------
                                                            SIX MONTHS             SIX MONTHS
                                                              ENDED                   ENDED                 YEAR ENDED
                                                             8/31/09                 2/28/09                 8/31/08
                                                       --------------------------------------------------------------------
                                                       SHARES        AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series M                                               235   $ 5,875,000         --         $ --        --          $ --
   Series F                                               234     5,850,000         --           --        --            --
---------------------------------------------------------------------------------------------------------------------------
Total                                                     469   $11,725,000         --         $ --        --          $ --
===========================================================================================================================

                                                                                   CALIFORNIA DIVIDEND
                                                                                     ADVANTAGE 3 (NZH)
                                                        -------------------------------------------------------------------
                                                            SIX MONTHS             SIX MONTHS
                                                              ENDED                   ENDED                 YEAR ENDED
                                                             8/31/09                 2/28/09                 8/31/08
                                                        -------------------------------------------------------------------
                                                         SHARES      AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series M                                                  --        $ --        117    $2,925,000      542   $13,550,000
   Series TH                                                 --          --        117     2,925,000      541    13,525,000
---------------------------------------------------------------------------------------------------------------------------
Total                                                        --        $ --        234    $5,850,000    1,083   $27,075,000
===========================================================================================================================

                                                                                    INSURED CALIFORNIA
                                                                                  DIVIDEND ADVANTAGE (NKL)
                                                        -------------------------------------------------------------------
                                                             SIX MONTHS             SIX MONTHS
                                                               ENDED                  ENDED                 YEAR ENDED
                                                              8/31/09                2/28/09                  8/31/08
                                                        -------------------------------------------------------------------
                                                         SHARES      AMOUNT     SHARES        AMOUNT   SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
noticed for redemption:
   Series T                                                  --        $ --         --          $ --      195    $4,875,000
   Series F                                                  --          --         --            --      195     4,875,000
---------------------------------------------------------------------------------------------------------------------------
Total                                                        --        $ --         --          $ --      390    $9,750,000
===========================================================================================================================

                                                           Nuveen Investments 75

| Notes to
| Financial Statements (Unaudited) (continued)

                                                                                INSURED CALIFORNIA
                                                                              TAX-FREE ADVANTAGE (NKX)
                                                          -----------------------------------------------------------------
                                                                 SIX MONTHS              SIX MONTHS
                                                                   ENDED                   ENDED             YEAR ENDED
                                                                  8/31/09                 2/28/09              8/31/08
                                                          -----------------------------------------------------------------
                                                              SHARES     AMOUNT        SHARES AMOUNT   SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
   noticed for redemption:
   Series TH                                                     N/A       N/A            N/A    N/A    1,800   $45,000,000
===========================================================================================================================

N/A - All $45,000,000 of the Fund's outstanding Auction Rate Preferred shares were redeemed during the fiscal year ended August 31, 2008.

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                                              INSURED CALIFORNIA
                                                                           TAX-FREE ADVANTAGE (NKX)
                                                          -----------------------------------------------------------------
                                                                SIX MONTHS              SIX MONTHS
                                                                   ENDED                   ENDED           YEAR ENDED
                                                                  8/31/09                 2/28/09           8/31/08
                                                          -----------------------------------------------------------------
                                                              SHARES    AMOUNT         SHARES AMOUNT   SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                                       --      $ --             --   $ --      355   $35,500,000
===========================================================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended August 31, 2009, were as follows:

                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                               PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                INCOME     INCOME 2       INCOME      ADVANTAGE
                                                  (NPC)        (NCL)        (NCU)          (NAC)
------------------------------------------------------------------------------------------------
Purchases                                   $1,154,579   $2,253,922   $7,255,271       $584,250
Sales and maturities                         4,275,000    1,850,000    6,975,450        801,800
================================================================================================

                                               INSURED      INSURED
                                            CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                              DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                           ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                  (NVX)        (NZH)        (NKL)          (NKX)
------------------------------------------------------------------------------------------------
Purchases                                  $ 6,630,579  $ 7,268,581   $2,789,815     $1,051,668
Sales and maturities                        10,827,800   11,036,701      570,000         53,924
================================================================================================

6. INCOME TAX INFORMATION The following

information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2009, the cost of investments was as follows:

                                                     INSURED      INSURED
                                                  CALIFORNIA   CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                     PREMIUM      PREMIUM       PREMIUM       DIVIDEND
                                                      INCOME     INCOME 2        INCOME      ADVANTAGE
                                                        (NPC)        (NCL)         (NCU)          (NAC)
-------------------------------------------------------------------------------------------------------
Cost of investments                             $129,344,322 $244,131,424  $110,773,654   $449,958,277
=======================================================================================================

76 Nuveen Investments

                                                                                INSURED        INSURED
                                                  CALIFORNIA   CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                    DIVIDEND     DIVIDEND      DIVIDEND       TAX-FREE
                                                 ADVANTAGE 2  ADVANTAGE 3     ADVANTAGE      ADVANTAGE
                                                        (NVX)        (NZH)         (NKL)          (NKX)
-------------------------------------------------------------------------------------------------------
Cost of investments                             $304,106,450 $472,416,678  $321,983,669   $116,331,294
=======================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2009, were as follows:

                                                                        INSURED      INSURED
                                                                     CALIFORNIA   CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                                        PREMIUM      PREMIUM       PREMIUM       DIVIDEND
                                                                         INCOME     INCOME 2        INCOME      ADVANTAGE
                                                                           (NPC)        (NCL)         (NCU)          (NAC)
--------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $ 6,740,841  $ 9,378,395  $  4,094,151   $ 18,092,807
   Depreciation                                                      (3,746,566)  (8,368,942)   (5,490,827)   (28,546,183)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $ 2,994,275  $ 1,009,453  $ (1,396,676)  $(10,453,376)
==========================================================================================================================

                                                                                                     INSURED        INSURED
                                                                      CALIFORNIA    CALIFORNIA    CALIFORNIA     CALIFORNIA
                                                                        DIVIDEND      DIVIDEND      DIVIDEND       TAX-FREE
                                                                     ADVANTAGE 2   ADVANTAGE 3     ADVANTAGE      ADVANTAGE
                                                                            (NVX)         (NZH)         (NKL)          (NKX)
----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $ 13,565,815  $ 11,874,929  $ 13,037,297    $ 3,285,354
   Depreciation                                                      (19,317,705)  (37,698,930)  (13,116,576)    (5,613,317)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           $ (5,751,890) $(25,824,001) $    (79,279)   $(2,327,963)
============================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' last tax year end, were as follows:

                                                          INSURED      INSURED
                                                       CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                          PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                           INCOME     INCOME 2       INCOME      ADVANTAGE
                                                             (NPC)        (NCL)        (NCU)          (NAC)
-----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                    $639,719   $1,643,978     $339,004     $2,376,082
Undistributed net ordinary income **                       81,675       39,546           --        811,589
Undistributed net long-term capital gains                  49,280      374,633           --        693,760
===========================================================================================================

                                                                                    INSURED        INSURED
                                                       CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                         DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                                      ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                             (NVX)        (NZH)        (NKL)          (NKX)
-----------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $1,922,975   $3,076,255   $1,515,438       $557,045
Undistributed net ordinary income **                           --           --           --         20,873
Undistributed net long-term capital gains                      --           --           --             --
===========================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                           Nuveen Investments 77

| Notes to
| Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the six months ended February 28, 2009, and during the tax year ended August 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                           INSURED      INSURED
                                                         CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                            PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                             INCOME     INCOME 2       INCOME      ADVANTAGE
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009                     (NPC)        (NCL)        (NCU)          (NAC)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $2,881,331   $5,194,372   $2,510,654    $10,494,023
Distributions from net ordinary income **                   678,143      174,474           --      3,578,861
Distributions from net long-term capital gains              413,615    1,923,636       48,738      3,054,991
=============================================================================================================

                                                                                      INSURED        INSURED
                                                         CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                           DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                                        ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2009                     (NVX)        (NZH)        (NKL)          (NKX)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $6,778,776  $11,094,973   $7,072,249     $2,395,806
Distributions from net ordinary income **                    32,516           --      616,317             --
Distributions from net long-term capital gains              672,624           --      153,290        408,931
=============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                               INSURED      INSURED
                                                            CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                               PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                                INCOME     INCOME 2       INCOME      ADVANTAGE
2008                                                              (NPC)        (NCL)        (NCU)          (NAC)
----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                    $6,134,637  $11,218,712   $5,106,134    $22,909,598
Distributions from net ordinary income **                       65,183           --           --             --
Distributions from net long-term capital gains                  46,723           --           --      1,099,170
================================================================================================================

                                                                                         INSURED        INSURED
                                                            CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                              DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                                           ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
2008                                                              (NVX)        (NZH)        (NKL)          (NKX)
----------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                   $13,977,615  $23,159,643  $14,876,094     $5,562,376
Distributions from net ordinary income **                           --           --           --             --
Distributions from net long-term capital gains                      --           --      457,297             --
================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2009, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                           INSURED        INSURED
                                   CALIFORNIA   CALIFORNIA   CALIFORNIA    CALIFORNIA   CALIFORNIA     CALIFORNIA
                                      PREMIUM     DIVIDEND     DIVIDEND      DIVIDEND     DIVIDEND       TAX-FREE
                                       INCOME    ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                         (NCU)        (NAC)        (NVX)         (NZH)        (NKL)          (NKX)
------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2011                  $    --  $        --     $     --   $ 2,816,211     $     --       $     --
   February 29, 2012                       --           --           --       323,840           --             --
   February 29, 2016                       --           --           --     3,869,938           --             --
   February 28, 2017                   88,523   14,137,598      926,547     4,536,999      240,670        590,949
------------------------------------------------------------------------------------------------------------------
Total                                 $88,523  $14,137,598     $926,547   $11,546,988     $240,670       $590,949
==================================================================================================================

78 Nuveen Investments

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                           INSURED      INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                           PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                                            INCOME     INCOME 2       INCOME      ADVANTAGE
                                                              (NPC)        (NCL)        (NCU)          (NAC)
------------------------------------------------------------------------------------------------------------
Post-October capital losses                                $28,044   $8,852,567   $1,652,580     $2,780,771
============================================================================================================

                                                                                     INSURED        INSURED
                                                        CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                                          DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                                        DVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                              (NVX)        (NZH)        (NKL)          (NKX)
------------------------------------------------------------------------------------------------------------
Post-October capital losses                             $1,697,447   $7,534,294   $1,282,001       $529,436
============================================================================================================

7.MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                             INSURED CALIFORNIA PREMIUM INCOME (NPC)
                                                           INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
                                                                     CALIFORNIA PREMIUM INCOME (NCU)
AVERAGE DAILY NET ASSETS(1)                                                     FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------
For the first $125 million                                                                    .4500%
For the next $125 million                                                                     .4375
For the next $250 million                                                                     .4250
For the next $500 million                                                                     .4125
For the next $1 billion                                                                       .4000
For the next $3 billion                                                                       .3875
For net assets over $5 billion                                                                .3750
====================================================================================================

                                                                 CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                                               CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                                               CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
                                                         INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
                                                         INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
AVERAGE DAILY NET ASSETS(1)                                                     FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------
For the first $125 million                                                                    .4500%
For the next $125 million                                                                     .4375
For the next $250 million                                                                     .4250
For the next $500 million                                                                     .4125
For the next $1 billion                                                                       .4000
For net assets over $2 billion                                                                .3750
====================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of August 31, 2009, the complex-level fee rate was .1936%.

                                                           Nuveen Investments 79

| Notes to
| Financial Statements (Unaudited) (continued)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)              EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------------------
$55 billion                                                                          .2000%
$56 billion                                                                          .1996
$57 billion                                                                          .1989
$60 billion                                                                          .1961
$63 billion                                                                          .1931
$66 billion                                                                          .1900
$71 billion                                                                          .1851
$76 billion                                                                          .1806
$80 billion                                                                          .1773
$91 billion                                                                          .1691
$125 billion                                                                         .1599
$200 billion                                                                         .1505
$250 billion                                                                         .1469
$300 billion                                                                         .1445
============================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JULY 31,                                           JULY 31,
------------------------------------------------------------------------------------
1999*                         .30%                 2005                         .25%
2000                          .30                  2006                         .20
2001                          .30                  2007                         .15
2002                          .30                  2008                         .10
2003                          .30                  2009                         .05
2004                          .30
====================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
------------------------------------------------------------------------------------
2001*                         .30%                 2007                         .25%
2002                          .30                  2008                         .20
2003                          .30                  2009                         .15
2004                          .30                  2010                         .10
2005                          .30                  2011                         .05
2006                          .30
====================================================================================

*    From the commencement of operations.

80 Nuveen Investments

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
------------------------------------------------------------------------------------
2001*                         .30%                 2007                         .25%
2002                          .30                  2008                         .20
2003                          .30                  2009                         .15
2004                          .30                  2010                         .10
2005                          .30                  2011                         .05
2006                          .30
====================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
------------------------------------------------------------------------------------
2002*                         .30%                 2008                         .25%
2003                          .30                  2009                         .20
2004                          .30                  2010                         .15
2005                          .30                  2011                         .10
2006                          .30                  2012                         .05
2007                          .30
====================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
NOVEMBER 30,                                       NOVEMBER 30,
------------------------------------------------------------------------------------
2002*                         .32%                 2007                         .32%
2003                          .32                  2008                         .24
2004                          .32                  2009                         .16
2005                          .32                  2010                         .08
2006                          .32
====================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets - an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

                                                           Nuveen Investments 81

| Notes to
| Financial Statements (Unaudited) (continued)

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2009, to shareholders of record on September 15, 2009, as follows:

                                             INSURED      INSURED
                                          CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                             PREMIUM      PREMIUM      PREMIUM       DIVIDEND
                                              INCOME     INCOME 2       INCOME      ADVANTAGE
                                                (NPC)        (NCL)        (NCU)          (NAC)
----------------------------------------------------------------------------------------------
Dividend per share                            $.0630       $.0670       $.0620         $.0680
==============================================================================================

                                                                       INSURED        INSURED
                                          CALIFORNIA   CALIFORNIA   CALIFORNIA     CALIFORNIA
                                            DIVIDEND     DIVIDEND     DIVIDEND       TAX-FREE
                                          DVANTAGE 2  ADVANTAGE 3    ADVANTAGE      ADVANTAGE
                                                (NVX)        (NZH)        (NKL)          (NKX)
----------------------------------------------------------------------------------------------
Dividend per share                            $.0760       $.0700       $.0705         $.0650
==============================================================================================

Auction Rate Preferred Shares

On October 1, 2009, California Premium Income (NCU) and California Dividend Advantage 2 (NVX), each noticed for redemption $4.5 million of their outstanding Auction Rate Preferred shares, at liquidation value. Each Fund will use be using tender option bonds (TOBs) to finance the partial redemption of its Auction Rate Preferred shares.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)

In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through October 27, 2009, which is the date the financial statements were issued.

82 Nuveen Investments

| Financial
| Highlights (Unaudited)

                                                          Nuveen Investments  83

| Financial
| Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                                  INVESTMENT OPERATIONS
                                                         ---------------------------------------------------------------------------
                                                                                     DISTRIBUTIONS   DISTRIBUTIONS
                                                                                          FROM NET            FROM
                                             BEGINNING                                  INVESTMENT         CAPITAL
                                                COMMON                         NET       INCOME TO        GAINS TO
                                                 SHARE           NET     REALIZED/    AUCTION RATE    AUCTION RATE
                                             NET ASSET    INVESTMENT    UNREALIZED       PREFERRED       PREFERRED
                                                 VALUE        INCOME    GAIN (LOSS)   SHAREHOLDERS+    SHAREHOLDERS+          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     $    14.03   $       .50   $       .33   $        (.02)  $         (.02)     $      .79
2009(b)                                          14.93           .47          (.74)           (.11)            (.02)           (.40)
Year Ended 8/31:
2008                                             15.04           .95          (.10)           (.22)              --****         .63
2007                                             15.58           .90          (.40)           (.21)            (.02)            .27
2006                                             16.21           .92          (.38)           (.18)            (.02)            .34
2005                                             16.23           .95           .22            (.10)            (.01)           1.06
2004                                             15.59           .99           .68            (.05)              --            1.62

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                          12.85           .50           .70            (.02)            (.02)           1.16
2009(b)                                          14.13           .44         (1.12)           (.10)            (.02)           (.80)
Year Ended 8/31:
2008                                             14.50           .95          (.44)           (.24)              --             .27
2007                                             14.99           .89          (.46)           (.25)              --             .18
2006                                             15.33           .90          (.28)           (.20)              --             .42
2005                                             15.12           .91           .29            (.11)              --            1.09
2004                                             14.60           .96           .53            (.06)              --            1.43
====================================================================================================================================
                                                     LESS DISTRIBUTIONS
                                            --------------------------------------
                                                   NET
                                            INVESTMENT       CAPITAL                     ENDING
                                             INCOME TO      GAINS TO                     COMMON
                                                COMMON        COMMON                       SHARE        ENDING
                                                SHARE-        SHARE-                   NET ASSET        MARKET
                                               HOLDERS       HOLDERS         TOTAL         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
---------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     $     (.37)  $        --   $      (.37)  $     14.45   $     13.06
2009(b)                                           (.36)         (.14)         (.50)        14.03         12.04
Year Ended 8/31:
2008                                              (.73)         (.01)         (.74)        14.93         13.89
2007                                              (.73)         (.08)         (.81)        15.04         14.96
2006                                              (.83)         (.14)         (.97)        15.58         15.08
2005                                              (.92)         (.16)        (1.08)        16.21         15.90
2004                                              (.93)         (.05)         (.98)        16.23         15.81
INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
---------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                           (.38)           --          (.38)        13.63         12.61
2009(b)                                           (.34)         (.14)         (.48)        12.85         10.89
Year Ended 8/31:
2008                                              (.64)           --          (.64)        14.13         12.66
2007                                              (.67)           --          (.67)        14.50         13.71
2006                                              (.76)           --          (.76)        14.99         14.19
2005                                              (.88)           --          (.88)        15.33         15.05
2004                                              (.91)           --          (.91)        15.12         15.18
===============================================================================================================

                                                 AUCTION RATE PREFERRED SHARES AT              VARIABLE RATE DEMAND PREFERRED
                                                           END OF PERIOD                          SHARES AT END OF PERIOD
                                            -----------------------------------------   --------------------------------------------
                                               AGGREGATE    LIQUIDATION                    AGGREGATE    LIQUIDATION
                                                  AMOUNT     AND MARKET         ASSET         AMOUNT     AND MARKET           ASSET
                                             OUTSTANDING          VALUE      COVERAGE    OUTSTANDING          VALUE        COVERAGE
                                                    (000)     PER SHARE     PER SHARE           (000)     PER SHARE       PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     $     45,000   $     25,000   $    76,760   $         --   $         --   $          --
2009(b)                                           45,000         25,000        75,295             --             --              --
Year Ended 8/31:
2008                                              45,000         25,000        78,590             --             --              --
2007                                              45,000         25,000        78,987             --             --              --
2006                                              45,000         25,000        80,878             --             --              --
2005                                              45,000         25,000        83,061             --             --              --
2004                                              45,000         25,000        83,121             --             --              --

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                           79,825         25,000        79,067             --             --              --
2009(b)                                           79,825         25,000        75,996             --             --              --
Year Ended 8/31:
2008                                              87,400         25,000        76,411             --             --              --
2007                                              95,000         25,000        73,511             --             --              --
2006                                              95,000         25,000        75,150             --             --              --
2005                                              95,000         25,000        76,288             --             --              --
2004                                              95,000         25,000        75,535             --             --              --
====================================================================================================================================

84 Nuveen Investments

                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                     ---------------------------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS
                                                                                              APPLICABLE TO COMMON SHARES
                                                TOTAL RETURNS                                 BEFORE CREDIT/REIMBURSEMENT
                                            ----------------------                  ------------------------------------------------
                                                             BASED         ENDING
                                                                ON            NET
                                               BASED        COMMON         ASSETS
                                                  ON     SHARE NET     APPLICABLE      EXPENSES         EXPENSES             NET
                                              MARKET         ASSET      TO COMMON     INCLUDING        EXCLUDING      INVESTMENT
                                               VALUE*        VALUE*   SHARES (000)     INTEREST++(a)    INTEREST++(a)     INCOME++
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                        11.73%         5.70%  $     93,168          1.21%***         1.21%***        7.08%***
2009(b)                                        (9.25)        (2.43)        90,531          1.27***          1.27***         6.88***
Year Ended 8/31:
2008                                           (2.21)         4.23         96,462          1.19             1.19            6.24
2007                                            4.61          1.70         97,176          1.22             1.16            5.84
2006                                            1.00          2.23        100,581          1.16             1.16            5.89
2005                                            7.58          6.74        104,510          1.14             1.14            5.85
2004                                           11.80         10.64        104,618          1.17             1.17            6.17

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                        19.50          9.15        172,637          1.31***          1.21***         7.67***
2009(b)                                        (9.95)        (5.40)       162,831          1.53***          1.24***         7.15***
Year Ended 8/31:
2008                                           (3.06)         1.86        179,734          1.23             1.21            6.56
2007                                            1.26          1.18        184,343          1.24             1.18            6.00
2006                                            (.63)         2.91        190,571          1.20             1.20            6.05
2005                                            5.10          7.42        194,895          1.17             1.17            6.03
2004                                           12.71         10.02        192,035          1.19             1.19            6.38
====================================================================================================================================
                                                            RATIOS/SUPPLEMENTAL DATA
                                            -----------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS
                                                    APPLICABLE TO COMMON SHARES
                                                    AFTER CREDIT/REIMBURSEMENT**
                                            -------------------------------------------
                                              EXPENSES        EXPENSES              NET      PORTFOLIO
                                             INCLUDING       EXCLUDING       INVESTMENT       TURNOVER
                                              INTEREST++(a)   INTEREST++(a)      INCOME++         RATE
-------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA PREMIUM INCOME (NPC)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                           1.21%***        1.21%***         7.08%***          1%
2009(b)                                           1.27***         1.27***          6.88***           1
Year Ended 8/31:
2008                                              1.17            1.17             6.25             17
2007                                              1.20            1.14             5.87              9
2006                                              1.15            1.15             5.90              9
2005                                              1.13            1.13             5.86              9
2004                                              1.16            1.16             6.17             25

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                           1.31***         1.21***          7.67***           1
2009(b)                                           1.50***         1.21***          7.17***           9
Year Ended 8/31:
2008                                              1.22            1.19             6.57             12
2007                                              1.22            1.17             6.01             19
2006                                              1.19            1.19             6.05             14
2005                                              1.17            1.17             6.03              7
2004                                              1.19            1.19             6.38             35
=======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

|  Financial
|  Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                               INVESTMENT OPERATIONS
                                                    ---------------------------------------------------------------------------
                                                                                 DISTRIBUTIONS   DISTRIBUTIONS
                                                                                      FROM NET            FROM
                                        BEGINNING                                   INVESTMENT         CAPITAL
                                           COMMON                          NET       INCOME TO        GAINS TO
                                            SHARE           NET      REALIZED/    AUCTION RATE    AUCTION RATE
                                        NET ASSET    INVESTMENT     UNREALIZED       PREFERRED       PREFERRED
                                            VALUE        INCOME     GAIN (LOSS)   SHAREHOLDERS+   SHAREHOLDERS+          TOTAL
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                               $     12.37   $       .46   $        .71   $        (.02)  $          --      $     1.15
2009(b)                                     13.67           .43          (1.29)           (.10)             --****        (.96)
Year Ended 8/31:
2008                                        14.06           .92           (.43)           (.24)             --             .25
2007                                        14.63           .90           (.52)           (.24)           (.01)            .13
2006                                        15.03           .89           (.30)           (.21)             --             .38
2005                                        14.51           .90            .60            (.12)             --            1.38
2004                                        13.66           .94            .85            (.06)             --            1.73

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                     12.10           .52           1.01            (.01)           (.02)           1.50
2009(b)                                     14.43           .49          (2.07)           (.09)           (.02)          (1.69)
Year Ended 8/31:
2008                                        14.93          1.02           (.50)           (.23)           (.01)            .28
2007                                        15.59          1.00           (.56)           (.24)           (.01)            .19
2006                                        15.98          1.01           (.25)           (.21)             --             .55
2005                                        15.59          1.04            .50            (.12)             --            1.42
2004                                        14.82          1.05            .76            (.06)             --            1.75
===============================================================================================================================
                                               LESS DISTRIBUTIONS
                                      ------------------------------------
                                              NET
                                       INVESTMENT      CAPITAL                    ENDING
                                        INCOME TO     GAINS TO                    COMMON
                                           COMMON       COMMON                     SHARE      ENDING
                                           SHARE-       SHARE-                 NET ASSET      MARKET
                                          HOLDERS      HOLDERS       TOTAL         VALUE       VALUE
-----------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                               $      (.34)  $       --   $    (.34)  $     13.18   $   12.09
2009(b)                                      (.33)        (.01)       (.34)        12.37       10.06
Year Ended 8/31:
2008                                         (.64)          --        (.64)        13.67       12.58
2007                                         (.67)        (.03)       (.70)        14.06       13.03
2006                                         (.77)        (.01)       (.78)        14.63       14.01
2005                                         (.86)          --        (.86)        15.03       14.37
2004                                         (.88)          --        (.88)        14.51       13.67

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                      (.39)          --        (.39)        13.21       12.24
2009(b)                                      (.38)        (.26)       (.64)        12.10       10.82
Year Ended 8/31:
2008                                         (.74)        (.04)       (.78)        14.43       13.44
2007                                         (.80)        (.05)       (.85)        14.93       14.34
2006                                         (.91)        (.03)       (.94)        15.59       15.97
2005                                         (.98)        (.05)      (1.03)        15.98       16.07
2004                                         (.98)          --        (.98)        15.59       15.00
=====================================================================================================

                                             AUCTION RATE PREFERRED SHARES                VARIABLE RATE DEMAND PREFERRED
                                                   AT  END OF PERIOD                         SHARES AT END OF PERIOD
                                      -------------------------------------------   -------------------------------------------
                                         AGGREGATE     LIQUIDATION                     AGGREGATE     LIQUIDATION
                                            AMOUNT      AND MARKET          ASSET         AMOUNT      AND MARKET         ASSET
                                       OUTSTANDING           VALUE       COVERAGE    OUTSTANDING           VALUE      COVERAGE
                                             (000)       PER SHARE      PER SHARE          (000)       PER SHARE     PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                               $     38,875   $      25,000   $     73,637   $         --   $          --   $        --
2009(b)                                     40,875          25,000         68,584             --              --            --
Year Ended 8/31:
2008                                        43,000          25,000         70,910             --              --            --
2007                                        43,000          25,000         72,209             --              --            --
2006                                        43,000          25,000         74,109             --              --            --
2005                                        43,000          25,000         75,456             --              --            --
2004                                        43,000          25,000         73,704             --              --            --

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    135,525          25,000         82,224             --              --            --
2009(b)                                    135,525          25,000         77,430             --              --            --
Year Ended 8/31:
2008                                       135,525          25,000         87,485             --              --            --
2007                                       175,000          25,000         75,075             --              --            --
2006                                       175,000          25,000         77,217             --              --            --
2005                                       175,000          25,000         78,466             --              --            --
2004                                       175,000          25,000         77,152             --              --            --
===============================================================================================================================

86 Nuveen Investments

                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                --------------------------------------------------------------
                                                                                        RATIOS TO AVERAGE NET ASSETS
                                                                                        APPLICABLE TO COMMON SHARES
                                           TOTAL RETURNS                                BEFORE CREDIT/REIMBURSEMENT
                                      -----------------------                   ----------------------------------------------
                                                        BASED          ENDING
                                                           ON             NET
                                           BASED       COMMON          ASSETS
                                              ON    SHARE NET      APPLICABLE      EXPENSES       EXPENSES             NET
                                          MARKET        ASSET       TO COMMON     INCLUDING      EXCLUDING      INVESTMENT
                                           VALUE*       VALUE*    SHARES (000)     INTEREST++(a)  INTEREST++(a)     INCOME++
------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    23.95%        9.26%  $      75,631          1.36%***       1.28%***        7.26%***
2009(b)                                   (17.22)       (6.92)         71,260          1.57***        1.37***         7.06***
Year Ended 8/31:
2008                                        1.51         1.81          78,966          1.34           1.23            6.56
2007                                       (2.21)         .82          81,200          1.29           1.21            6.14
2006                                        3.14         2.72          84,467          1.23           1.23            6.09
2005                                       11.76         9.75          86,785          1.21           1.21            6.08
2004                                       12.04        12.94          83,772          1.23           1.23            6.62

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                    17.10        12.62         310,213          1.21***        1.15***         8.22***
2009(b)                                   (14.14)      (11.45)        284,221          1.31***        1.17***         7.92***
Year Ended 8/31:
2008                                        (.84)        1.85         338,732          1.26           1.15            6.77
2007                                       (5.19)        1.16         350,523          1.17           1.12            6.24
2006                                        5.47         3.63         365,516          1.13           1.13            6.22
2005                                       14.62         9.41         374,265          1.12           1.12            6.22
2004                                       12.07        12.11         365,066          1.14           1.14            6.38
==============================================================================================================================
                                                         RATIOS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                               AFTER CREDIT/REIMBURSEMENT**
                                      -------------------------------------------------
                                            EXPENSES          EXPENSES              NET     PORTFOLIO
                                           INCLUDING         EXCLUDING       INVESTMENT      TURNOVER
                                            INTEREST++(a)     INTEREST++(a)      INCOME++        RATE
------------------------------------------------------------------------------------------------------
CALIFORNIA PREMIUM INCOME (NCU)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         1.36%***          1.28%***         7.26%***         6%
2009(b)                                         1.55***           1.35***          7.08***         14
Year Ended 8/31:
2008                                            1.33              1.21             6.57             5
2007                                            1.27              1.19             6.16            11
2006                                            1.21              1.21             6.10            20
2005                                            1.20              1.20             6.09            13
2004                                            1.22              1.22             6.63            19

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         1.15***           1.09***          8.28***          0
2009(b)                                         1.22***           1.08***          8.01***         14
Year Ended 8/31:
2008                                            1.10               .99             6.93            19
2007                                             .94               .89             6.47            20
2006                                             .83               .83             6.51            13
2005                                             .75               .75             6.59             4
2004                                             .70               .70             6.83            12
======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                 INVESTMENT OPERATIONS
                                                        ------------------------------------------------------------------------
                                                                                     DISTRIBUTIONS   DISTRIBUTIONS
                                                                                          FROM NET            FROM
                                            BEGINNING                                   INVESTMENT         CAPITAL
                                               COMMON                          NET       INCOME TO        GAINS TO
                                                SHARE           NET      REALIZED/    AUCTION RATE    AUCTION RATE
                                            NET ASSET    INVESTMENT     UNREALIZED       PREFERRED       PREFERRED
                                                VALUE        INCOME     GAIN (LOSS)   SHAREHOLDERS+   SHAREHOLDERS+       TOTAL
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                 $       12.91   $       .54   $        .80   $        (.02)   $         --   $     1.32
2009(b)                                         14.39           .51          (1.47)           (.11)           (.01)       (1.08)
Year Ended 8/31:
2008                                            14.69          1.01           (.37)           (.25)             --          .39
2007                                            15.36           .96           (.62)           (.25)             --          .09
2006                                            15.63           .97           (.19)           (.21)             --          .57
2005                                            14.97           .98            .71            (.12)             --         1.57
2004                                            14.18           .99            .77            (.06)             --         1.70

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         11.53           .50            .81            (.02)             --         1.29
2009(b)                                         13.62           .50          (2.13)           (.09)             --        (1.72)
Year Ended 8/31:
2008                                            14.25          1.03           (.70)           (.25)             --          .08
2007                                            15.03           .98           (.73)           (.27)             --         (.02)
2006                                            15.31           .97           (.20)           (.22)             --          .55
2005                                            14.65           .97            .68            (.13)             --         1.52
2004                                            13.72           .98            .88            (.07)             --         1.79
================================================================================================================================
                                                   LESS DISTRIBUTIONS
                                        ----------------------------------------
                                                 NET
                                          INVESTMENT        CAPITAL                      ENDING
                                           INCOME TO       GAINS TO                      COMMON
                                              COMMON         COMMON                       SHARE       ENDING
                                              SHARE-         SHARE-                   NET ASSET       MARKET
                                             HOLDERS        HOLDERS        TOTAL          VALUE        VALUE
-------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                 $       (.41)  $         --   $     (.41)  $      13.82   $    12.75
2009(b)                                         (.36)          (.04)        (.40)         12.91        10.51
Year Ended 8/31:
2008                                            (.69)            --         (.69)         14.39        12.67
2007                                            (.76)            --         (.76)         14.69        13.73
2006                                            (.84)            --         (.84)         15.36        14.95
2005                                            (.91)            --         (.91)         15.63        15.19
2004                                            (.91)            --         (.91)         14.97        14.08

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
-------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         (.40)            --         (.40)         12.42        12.20
2009(b)                                         (.37)            --         (.37)         11.53        10.23
Year Ended 8/31:
2008                                            (.71)            --         (.71)         13.62        12.87
2007                                            (.76)            --         (.76)         14.25        13.52
2006                                            (.83)            --         (.83)         15.03        14.84
2005                                            (.86)            --         (.86)         15.31        14.49
2004                                            (.86)            --         (.86)         14.65        13.33
=============================================================================================================

                                                AUCTION RATE PREFERRED SHARES               VARIABLE RATE DEMAND PREFERRED SHARES
                                                      AT END OF PERIOD                                AT END OF PERIOD
                                        ----------------------------------------------   -------------------------------------------
                                            AGGREGATE     LIQUIDATION                        AGGREGATE     LIQUIDATION
                                               AMOUNT      AND MARKET            ASSET          AMOUNT      AND MARKET        ASSET
                                          OUTSTANDING           VALUE         COVERAGE     OUTSTANDING           VALUE     COVERAGE
                                                 (000)      PER SHARE        PER SHARE            (000)      PER SHARE    PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                 $      98,275   $      25,000    $      76,853   $          --   $          --   $       --
2009(b)                                       110,000          25,000           68,369              --              --           --
Year Ended 8/31:
2008                                          110,000          25,000           73,384              --              --           --
2007                                          110,000          25,000           74,394              --              --           --
2006                                          110,000          25,000           76,627              --              --           --
2005                                          110,000          25,000           77,532              --              --           --
2004                                          110,000          25,000           75,317              --              --           --

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       154,075          25,000           73,609              --              --           --
2009(b)                                       154,075          25,000           70,117              --              --           --
Year Ended 8/31:
2008                                          159,925          25,000           76,377              --              --           --
2007                                          187,000          25,000           70,963              --              --           --
2006                                          187,000          25,000           73,459              --              --           --
2005                                          187,000          25,000           74,367              --              --           --
2004                                          187,000          25,000           72,241              --              --           --
====================================================================================================================================

88 Nuveen Investments

                                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                   ----------------------------------------------------------------
                                                                                            RATIOS TO AVERAGE NET ASSETS
                                                                                            APPLICABLE TO COMMON SHARES
                                              TOTAL RETURNS                                 BEFORE CREDIT/REIMBURSEMENT
                                        ------------------------                   ------------------------------------------------
                                                           BASED          ENDING
                                                              ON             NET
                                              BASED       COMMON          ASSETS
                                                 ON    SHARE NET      APPLICABLE     EXPENSES         EXPENSES             NET
                                             MARKET        ASSET       TO COMMON    INCLUDING        EXCLUDING      INVESTMENT
                                              VALUE*       VALUE*    SHARES (000)    INTEREST++(a)    INTEREST++(a)      INCOME++
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       25.61%       10.40%  $     203,836         1.24%***         1.20%***         7.92%***
2009(b)                                      (13.83)       (7.40)        190,824         1.37***          1.32***          7.85***
Year Ended 8/31:
2008                                          (2.80)        2.76         212,890         1.25             1.16             6.56
2007                                          (3.39)         .46         217,332         1.25             1.17             5.97
2006                                           4.19         3.82         227,160         1.16             1.16             5.94
2005                                          14.98        10.80         231,140         1.16             1.16             5.94
2004                                          13.60        12.11         221,395         1.18             1.18             6.24

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       23.62        11.40         299,575         1.24***          1.20***          8.18***
2009(b)                                      (17.58)      (12.54)        278,056         1.39***          1.27***          8.50***
Year Ended 8/31:
2008                                            .46          .60         328,659         1.21             1.19             6.96
2007                                          (4.12)        (.32)        343,806         1.22             1.16             6.16
2006                                           8.50         3.81         362,473         1.16             1.16             6.08
2005                                          15.75        10.69         369,262         1.17             1.17             6.05
2004                                          11.97        13.36         353,360         1.20             1.20             6.32
===================================================================================================================================
                                                           RATIOS/SUPPLEMENTAL DATA
                                        ---------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
                                                 APPLICABLE TO COMMON SHARES
                                                 AFTER CREDIT/REIMBURSEMENT**
                                        -----------------------------------------------
                                             EXPENSES         EXPENSES              NET      PORTFOLIO
                                            INCLUDING        EXCLUDING       INVESTMENT       TURNOVER
                                             INTEREST++(a)    INTEREST++(a)      INCOME++         RATE
-------------------------------------------------------------------------------------------------------
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                          1.07%***         1.03%***         8.08%***          2%
2009(b)                                          1.12***          1.07***          8.10***           7
Year Ended 8/31:
2008                                              .97              .88             6.85             20
2007                                              .89              .81             6.33             21
2006                                              .73              .73             6.36              9
2005                                              .70              .70             6.40              3
2004                                              .72              .72             6.70             13

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                          1.00***           .97***          8.42***           2
2009(b)                                          1.12***          1.00***          8.76***           9
Year Ended 8/31:
2008                                              .88              .86             7.29             23
2007                                              .81              .76             6.56             23
2006                                              .70              .70             6.54             10
2005                                              .70              .70             6.51              5
2004                                              .73              .73             6.78             13
=======================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
**    After custodian fee credit and expense reimbursement, where applicable.
***   Annualized.
+     The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.
(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.
(b)   For the six months ended February 28, 2009.
(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   INVESTMENT OPERATIONS
                                                           -------------------------------------------------------------------------
                                                                                      DISTRIBUTIONS   DISTRIBUTIONS
                                                                                           FROM NET            FROM
                                               BEGINNING                                 INVESTMENT         CAPITAL
                                                  COMMON                        NET       INCOME TO        GAINS TO
                                                   SHARE          NET     REALIZED/    AUCTION RATE    AUCTION RATE
                                               NET ASSET   INVESTMENT    UNREALIZED       PREFERRED       PREFERRED
                                                   VALUE       INCOME    GAIN (LOSS)   SHAREHOLDERS+   SHAREHOLDERS+          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       $    13.52   $      .53   $       .62   $        (.02)   $         --     $      1.13
2009(b)                                            14.61          .50         (1.07)           (.10)           (.01)           (.68)
Year Ended 8/31:
2008                                               14.91         1.03          (.33)           (.25)           (.01)            .44
2007                                               15.50         1.01          (.57)           (.26)             --****         .18
2006                                               15.81         1.01          (.25)           (.22)             --             .54
2005                                               15.35         1.01           .52            (.12)             --            1.41
2004                                               14.60         1.02           .84            (.06)           (.01)           1.79

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                            12.85          .42           .73              --              --            1.15
2009(b)                                            14.19          .39         (1.32)             --****        (.01)           (.94)
Year Ended 8/31:
2008                                               14.47          .97          (.30)           (.24)             --             .43
2007                                               14.92          .96          (.46)           (.24)             --             .26
2006                                               15.17          .95          (.25)           (.21)             --             .49
2005                                               14.62          .96           .57            (.13)             --            1.40
2004                                               13.79          .96           .84            (.06)             --            1.74
====================================================================================================================================

                                                            LESS DISTRIBUTIONS
                                              -------------------------------------------
                                                     NET
                                              INVESTMENT      CAPITAL                        ENDING
                                               INCOME TO     GAINS TO                        COMMON
                                                  COMMON       COMMON                         SHARE          ENDING
                                                  SHARE-       SHARE-                     NET ASSET          MARKET
                                                 HOLDERS      HOLDERS          TOTAL          VALUE           VALUE
-------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND
-------------------------------------------------------------------------------------------------------------------
ADVANTAGE (NKL)
Year Ended 2/28:
2010(c)                                       $     (.41)  $       --        $    (.41)      $14.24          $13.15
2009(b)                                             (.37)        (.04)            (.41)       13.52           11.16
Year Ended 8/31:
2008                                                (.72)        (.02)            (.74)       14.61           13.50
2007                                                (.77)          --****         (.77)       14.91           14.24
2006                                                (.85)          --             (.85)       15.50           15.70
2005                                                (.90)        (.05)            (.95)       15.81           15.00
2004                                                (.91)        (.13)           (1.04)       15.35           14.67
INSURED CALIFORNIA TAX-FREE
ADVANTAGE (NKX)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                             (.37)          --             (.37)       13.63           12.75
2009(b)                                             (.35)        (.05)            (.40)       12.85           11.75
Year Ended 8/31:
2008                                                (.71)          --             (.71)       14.19           13.78
2007                                                (.71)          --             (.71)       14.47           14.47
2006                                                (.74)          --             (.74)       14.92           14.27
2005                                                (.85)          --             (.85)       15.17           14.38
2004                                                (.91)          --             (.91)       14.62           14.19
===================================================================================================================

                                                  AUCTION RATE PREFERRED SHARES            VARIABLE RATE DEMAND PREFERRED SHARES
                                                         AT END OF PERIOD                             AT END OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE   LIQUIDATION                   AGGREGATE       LIQUIDATION
                                                   AMOUNT    AND MARKET        ASSET         AMOUNT        AND MARKET         ASSET
                                              OUTSTANDING         VALUE     COVERAGE    OUTSTANDING             VALUE      COVERAGE
                                                     (000)    PER SHARE    PER SHARE           (000)        PER SHARE     PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                       $   108,250   $    25,000   $   75,150    $        --     $        --     $       --
2009(b)                                           108,250        25,000       72,683             --              --             --
Year Ended 8/31:
2008                                              118,000        25,000       72,321             --              --             --
2007                                              118,000        25,000       73,289             --              --             --
2006                                              118,000        25,000       75,111             --              --             --
2005                                              118,000        25,000       76,113             --              --             --
2004                                              118,000        25,000       74,616             --              --             --
INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                               --             --           --         35,500         100,000         325,989
2009(b)                                               --             --           --         35,500         100,000         313,131
Year Ended 8/31:
2008                                                  --             --           --         35,500         100,000         335,299
2007                                               45,000        25,000       72,302             --              --             --
2006                                               45,000        25,000       73,764             --              --             --
2005                                               45,000        25,000       74,595             --              --             --
2004                                               45,000        25,000       72,782             --              --             --
===================================================================================================================================

90 Nuveen Investments

                                                                                    RATIOS/SUPPLEMENTL DATAA
                                                                      ------------------------------------------------------------
                                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                                     APPLICABLE TO COMMON SHARES
                                                 TOTAL RETURNS                       BEFORE CREDIT/REIMBURSEMENT
                                              ---------------------    -----------------------------------------------------------
                                                             BASED          ENDING
                                                                ON             NET
                                                BASED        COMMON         ASSETS
                                                   ON     SHARE NET     APPLICABLE     EXPENSES        EXPENSES            NET
                                               MARKET         ASSET      TO COMMON    INCLUDING       EXCLUDING     INVESTMENT
                                                VALUE*        VALUE*   SHARES (000)     INTEREST++(a)  INTEREST++(a)    INCOME++
----------------------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         21.74%         8.46%       $217,150         1.22%***       1.19%***       7.47%***
2009(b)                                        (14.22)        (4.50)        206,467         1.32***        1.23***        7.36***
Year Ended 8/31:
2008                                             (.03)         2.98         223,356         1.19           1.19           6.52
2007                                            (4.64)         1.13         227,923         1.21           1.16           6.12
2006                                            10.72          3.62         236,525         1.17           1.17           6.12
2005                                             9.00          9.46         241,254         1.16           1.16           6.06
2004                                            12.54         12.53         234,186         1.18           1.18           6.28
INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                         11.87          9.10          80,226         1.76***        1.48***        6.21***
2009(b)                                        (11.55)        (6.42)         75,661         2.57***        1.54***        5.89***
Year Ended 8/31:
2008                                              .12          2.97          83,531         1.33           1.26           6.28
2007                                             6.35          1.69          85,144         1.27           1.21           5.95
2006                                             4.56          3.43          87,775         1.22           1.22           5.97
2005                                             7.46          9.84          89,272         1.21           1.21           5.95
2004                                            11.54         12.86          86,008         1.23           1.23           6.17
==================================================================================================================================

                                                                     RATIOS/SUPPLEMENTAL DATA
                                                     -------------------------------------------------------------
                                                                    RATIOS TO AVERAGE NET ASSETS
                                                                     APPLICABLE TO COMMON SHARES
                                                                     AFTER CREDIT/REIMBURSEMENT**
                                                     -------------------------------------------------------------
                                                          EXPENSES        EXPENSES              NET     PORTFOLIO
                                                         INCLUDING       EXCLUDING       INVESTMENT      TURNOVER
                                                          INTEREST++(a)   INTEREST++(a)      INCOME++        RATE
------------------------------------------------------------------------------------------------------------------
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                                        .98%***         .95%***      7.71%***             0%
2009(b)                                                        .99***          .90***       7.69***              3
Year Ended 8/31:
2008                                                           .83             .83          6.88                 6
2007                                                           .78             .73          6.55                12
2006                                                           .71             .71          6.58                 3
2005                                                           .71             .71          6.51                 4
2004                                                           .72             .72          6.74                14
INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2010(c)                                                       1.53***         1.24***       6.45***              0
2009(b)                                                       2.25***         1.22***       6.21***              3
Year Ended 8/31:
2008                                                           .91             .83          6.70                28
2007                                                           .77             .71          6.45                15
2006                                                           .73             .73          6.46                 4
2005                                                           .73             .73          6.43                 3
2004                                                           .73             .73          6.67                20
==================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended February 28, 2009.

(c)   For the six months ended August 31, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 91

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided

92   Nuveen Investments
by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers

                                                           Nuveen Investments 93
informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and

94 Nuveen Investments
the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

                                                         Nuveen Investments   95

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of

96 Nuveen Investments
      assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

                                                           Nuveen Investments 97

While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

98 Nuveen Investments

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                           Nuveen Investments 99

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

100 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 101

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

102    Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 103

Notes

104 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E.
Stone Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                               COMMON SHARES    PREFERRED SHARES
FUND                                             REPURCHASED            REDEEMED
NPC                                                    7,100                  --
NCL                                                   11,700                  --
NCU                                                   23,200                  80
NAC                                                       --                  --
NVX                                                   32,400                 469
NZH                                                       --                  --
NKL                                                   13,700                  --
NKX                                                       --                  --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                     Nuveen Investments      105

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com                                           It's not what you earn,
                                                          it's what you keep.(R)

ESA-B-0809D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MARCH 1-31, 2009           23,200                $9.75        23,200                      542,100

APRIL 1-30, 2009                0                                  0                      542,100

MAY 1-31, 2009                  0                                  0                      542,100

JUNE 1-30, 2009                 0                                  0                      542,100

JULY 1-31, 2009                 0                                  0                      542,100

AUGUST 1-31, 2008               0                                  0                      542,100

TOTAL                      23,200

* The registrant's repurchase program, which authorized the repurchase of 580,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: November 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: November 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: November 6, 2009
    -------------------------------------------------------------------